BLUE CROSS LICENSE AGREEMENT



            This agreement by and between Blue Cross and Blue Shield Association ("BCBSA") and The Blue Cross Plan, known as ________________ (the "Plan").

                                    Preamble


            WHEREAS, the Plan and/or its predecessor(s) in interest (collectively the "Plan") had the right to use the BLUE CROSS and BLUE CROSS Design service marks (collectively the "Licensed Marks") for health care plans in its service area, which was essentially local in nature;


            WHEREAS, the Plan was desirous of assuring nationwide protection of the Licensed Marks, maintaining uniform quality controls among Plans, facilitating the provision of cost effective health care services to the public and otherwise benefiting the public;


            WHEREAS, to better attain such ends, the Plan and the predecessor of BCBSA in 1972 simultaneously executed the BCA License Agreement (s) and the Ownership Agreement; and


            WHEREAS, BCBSA and the Plan desire to supercede said Agreement(s) to reflect their current practices and to assure the continued integrity of the Licensed Marks and of the BLUE CROSS system;


            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    Agreement

            1. BCBSA hereby grants to the Plan, upon the terms and conditions of this License Agreement, the right to use BLUE CROSS in its trade and/or corporate name (the "Licensed Name"), and the right to use the Licensed Marks, in the sale, marketing and administration of health care plans and related services in the Service Area set forth and defined in paragraph 5 below. As used herein, health care plans and related services shall include acting as a nonprofit health care plan, a for-profit health care plan, or mutual health insurer operating on a not-for-profit or for-profit basis, under state law; financing access to health care services; providing health care management and administration; administering, but not underwriting, non-health portions of Worker's Compensation insurance; and delivering health care services.

            2. The Plan may use the Licensed Marks and Name in connection with the offering of: a) health care plans and related services in the Service Area through Controlled Affiliates, provided that each such affiliate is separately licensed to use the Licensed Marks and Name under the terms and conditions contained in the Agreement attached as Exhibit 1 hereto (the "Controlled Affiliate License Agreement"); and: b) insurance coverages offered by life insurers under the applicable law in the Service Area, other than those which the Plan may offer in its own name, provided through Controlled Affiliates, provided that each such affiliate is separately licensed to use the Licensed Marks and Name under the terms and conditions contained in the Agreement attached as Exhibit 1A hereto (the "Controlled Affiliate License Agreement Applicable to Life Insurance Companies") and further provided that the offering of such services does not and will not dilute or tarnish the unique value of the Licensed Marks and Name; and c) administration and underwriting of Workers' Compensation Insurance Controlled Affiliates, provided that each such Affiliate is separately licensed to use the Licensed Marks and Name under the terms and conditions contained in the Agreement attached as Exhibit 1 hereto (the "Controlled Affiliate License.") With respect to any HMO previously sublicensed as provided in a License Addendum between BCBSA and the Plan, the Plan shall have one (1) year from the date hereof to obtain execution of the direct license required herein. As used herein, a Controlled Affiliate is defined as an entity organized and operated in such a manner that it is subject to the bona fide control of a Plan or Plans. Absent written approval by BCBSA of an alternative method of control, bona fide control shall mean:

            A. The legal authority, directly or indirectly through wholly-owned subsidiaries: (a) to select members of the Controlled Affiliate's governing body having not less than 51% voting control thereof; (b) to exercise operational control with respect to the governance thereof; and (c) to prevent any change in its articles of incorporation, bylaws or other governing documents deemed inappropriate. In addition, a Plan or Plans shall own at least 51% of any for-profit Controlled Affiliate; or

            B. The legal authority directly or indirectly through wholly-owned subsidiaries (a) to select members of the Affiliate's governing body having not less than 50% voting control; (b) the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the Affiliate with which it does not concur; (c) at least equal control over the operations of the Affiliate; and (d) to concur before the Affiliate can:

                        Amended as of November 16, 1995

1. Change its legal and/or trade name;

2. Change the geographic area in which it operates;

3. Change the types of businesses in which it engages;

4. Take any action that Plan or BCBSA reasonably believes will adversely affect the Licensed Marks or Names.


                        Amended as of November 17, 1994



                                      -2a-

            3. The Plan may engage in activities not required by BCBSA to be directly licensed through Controlled Affiliates and may indicate its relationship thereto by use of the Licensed Name as a tag line, provided that the engaging in such activities does not and will not dilute or tarnish the unique value of the Licensed Marks and Name and further provided that such tag line use is not in a manner likely to cause confusion or mistake. Consistent with the avoidance of confusion or mistake, each tag line use of the Plan's Licensed Name: (a) shall be in the style and manner specified by BCBSA from time-to-time; (b) shall not include the design service marks; (c) shall not be in a manner to import more than the Plan's mere ownership of the affiliate; and
(d) shall be restricted to the Service Area. No rights are hereby created in any Controlled Affiliate to use the Licensed Name in its own name or otherwise. At least annually, the Plan shall provide BCBSA with representative samples of each such use of its Licensed Name pursuant to the foregoing conditions.

            4. The Plan recognizes the importance of a comprehensive national network of independent BCBSA licensees which are committed to strengthening the Licensed Marks and Name. The Plan further recognizes that its actions within its Service Area may affect the value of the Licensed Marks and Name nationwide. The Plan agrees (a) to maintain in good standing its membership in BCBSA; (b) promptly to pay its dues to BCBSA, said dues to represent the royalties for this License Agreement; (c) materially to comply with all applicable laws; (d) to comply with the Membership Standards of BCBSA, a current copy of which is attached as Exhibit 2 hereto; and (e) reasonably to permit BCBSA, upon a written, good faith request and during reasonable business hours, to inspect the Plan's books and records necessary to ascertain compliance herewith. As to other Plans and third parties, BCBSA shall maintain the confidentiality of all documents and information furnished by the Plan pursuant hereto, or pursuant to the Membership Standards, and clearly designated by the Plan as containing proprietary information of the Plan.

              5. The rights hereby granted are exclusive to the Plan within the geographical area(s) served by the Plan on June 30, 1972, and/or as to which the Plan has been granted a subsequent license, which is hereby defined as the "Service Area," except that BCBSA reserves the right to use the Licensed Marks in said Service Area, and except to the extent that said Service Area may overlap areas served by one or more other licensed Blue Shield Plans as of said date or subsequent license, as to which overlapping areas the rights hereby granted are nonexclusive as to such other Plan or Plans only.


                        Amended as of September 19, 1996

              6. Except as expressly provided by BCBSA with respect to National Accounts, Government Programs and certain other necessary and collateral uses, the current rules and regulations governing which are attached as Exhibit 3 and
Exhibit 4 hereto, or as expressly provided herein, the Plan may not use the Licensed Marks and Name outside the Service Area or in connection with other goods and services, nor may the Plan use the Licensed Marks or Name in a manner which is intended to transfer in the Service Area the goodwill associated therewith to another mark or name. Nothing herein shall be construed to prevent the Plan from engaging in lawful activity anywhere under other marks and names not confusingly similar to the Licensed Marks and Name, provided that engaging in such activity does and will not dilute or tarnish the unique value of the Licensed Marks and Name.


            7. The Plan agrees that it will display the Licensed Marks and Name only in such form, style and manner as shall be specifically prescribed by BCBSA from time-to-time in regulations of general application in order to prevent impairment of the distinctiveness of the Licensed Marks and Name and the goodwill pertaining thereto. The Plan shall cause to appear on all materials on or in connection with which the Licensed Marks or Name are used such legends, markings and notices as BCBSA may reasonably request in order to give appropriate notice of service mark or other proprietary rights therein or pertaining thereto.


            8. BCBSA agrees that: (a) it will not grant any other license effective during the term of this License Agreement for the use of the Licensed Marks or Name which is inconsistent with the rights granted to the Plan hereunder; and (b) it will not itself use the Licensed Marks in derogation of the rights of the Plan or in a manner to deprive the Plan of the full benefits of this License Agreement. The Plan agrees that it will not attack the title of BCBSA in and to the Licensed Marks or Name or attack the validity of the Licensed Marks or of this License Agreement. The Plan further agrees that all use by it of the Licensed Marks and Name or any similar mark or name shall inure to the benefit of BCBSA, and the Plan shall cooperate with BCBSA in effectuating the assignment to BCBSA of any service mark or trademark registrations of the Licensed Marks or any similar mark or name held by the Plan or a Controlled Affiliate of the Plan, all or any portion of which registration consists of the Licensed Marks.

            9. (a). Should the Plan fail to comply with the provisions of paragraphs 2-4, 6, 7 and/or 12, and not cure such failure within thirty (30) days of receiving written notice thereof (or commence curing such failure within such thirty day period and continue diligent efforts to complete the curing of such failure if such curing cannot reasonably be completed within such thirty day period), BCBSA shall have the right to issue a notice that the Plan is in a state of noncompliance. Except as to the termination of a Plan's License Agreement or the merger of two or more Plans, disputes as to noncompliance, and all other disputes between or among BCBSA, the Plan, other Plans and/or Controlled Affiliates, shall be submitted promptly to mediation and mandatory dispute resolution pursuant to the rules and regulations of BCBSA, a current copy of which is attached as Exhibit 5 hereto, and shall be timely presented and resolved. The mandatory dispute resolution panel shall have authority to issue orders for specific performance and assess monetary penalties. If a state of noncompliance as aforesaid is undisputed by the Plan or is found to exist by a mandatory dispute resolution panel and is uncured as provided above, BCBSA shall have the right to seek judicial enforcement of the License Agreement and/or to issue a notice of termination thereof. Except, however, as provided in paragraph 15(a)(i)-(viii) below, no Plan's license to use the Licensed Marks and Name may be finally terminated for any reason without the affirmative vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans.

                          (b).  Notwithstandng any other provision of this
License Agreement, a Plan's license to use the Licensed Marks and Name may be forthwith terminated by the affirmative vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans at a special meeting expressly called by BCBSA for the purpose on ten (10) days written notice for: (i) failure to comply with any minimum capital or liquidity requirement under the Membership Standard on Financial Responsibility; or (ii) impending financial insolvency; or (iii) such other reason as is determined in good faith immediately and irreparably to threaten the integrity and reputation of BCBSA, the Plans and/or the Licensed Marks.

                          (c).  To the extent not otherwise provided therein,
neither: (i) the Membership Standards; nor (ii) the rules and regulations governing National Accounts, Government Programs and certain other uses; nor
(iii) the rules and regulations governing mediation and mandatory dispute resolution, may be amended unless and until each such amendment is first adopted by the affirmative vote of three-fourths of the Plans and of three-fourths of the total then current weighted vote of all the Plans.


                        Amended as of November 17, 1994

                 9. (d). The Plan may operate as a for-profit company on the following conditions:

            (i) The Plan shall discharge all responsibilities which it has to the Association and to other Plans by virtue of this Agreement and the Plan's membership in BCBSA.

            (ii) The Plan shall not use the licensed Marks and Name, or any derivative thereof, as part of its legal name or any symbol used to identify the Plan in any securities market. The Plan shall use the licensed Marks and Name as part of its trade name within its service area for the sale, marketing and administration of health care and related services in the service area.

            (iii) The Plan's license to use the Licensed Marks and Name shall automatically terminate effective ten business days after: (a) any Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing 20% or more of the voting power of the Plan, unless such Person shall cease to be such a Beneficial Owner prior to such automatic termination becoming effective; (b) individuals who at the time the Plan went public constituted the Board of Directors of the Plan (together with any new directors whose election to the Board was approved by a vote of 2/3 of the directors then still in office who were directors at the time the Plan went public or whose election or nomination was previously so approved) (the "Continuing Directors") cease for any reason to constitute a majority of the Board of Directors; or (c) the Plan consolidates with or merges with or into any person or conveys, assigns, transfers or sells all or substantially all of its assets to any person other than a merger in which the Plan is the surviving entity and immediately after which merger, no person or group beneficially owns securities representing 20% or more of the voting power of the Plan: provided that, if requested by the affected Plan prior to such automatic termination becoming effective, the provisions of this paragraph 9(d)(iii) may be waived or made conditional, in whole or in part, upon the affirmative vote of a majority of the disinterested Plans and a majority of the total then current weighted vote of the disinterested Plans.

In the event that the Plan's license to use the Licensed Marks and Name is terminated pursuant to this Paragraph 9(d)(iii), the license may be reinstated by BCBSA if, within 30 days of the date of such termination, the Plan demonstrates that the Person referred to in the preceding sentence is no longer the Beneficial Owner of securities representing 20% or more of the voting power of the Plan.
                        Amended as of September 29, 1994







                                      -5a-

The Plan's license to use the Licensed Marks and Name may be terminated if any Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing 5% or more of the voting power of the Plan and such Person's Beneficial Ownership is deemed in BCBSA's absolute discretion, detrimental to the best interest of the Name and Marks; provided, however that such termination shall become effective only upon the affirmative vote of three-fourths of the disinterested Plans and three-fourths of the total then current weighted vote of the disinterested Plans.

            (iv) For purposes of paragraph 9(d)(iii), the following definitions shall apply:

                  (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on November 17, 1993 (the "Exchange Act").

                  (b) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

                            (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

                            (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                            (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (other than customary agreements with and between


                        Amended as of September 29, 1994

                                      -5b-
                            underwriters and selling group members with respect to a bona fide public offering of securities) relating to the acquisition, holding, voting (except to the extent contemplated by the proviso to
                            (b)(ii)(B) above) or disposing of any securities of the Plan.

                            Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Plan, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.


                  (c) "Person" shall mean any individual, firm, partnership, corporation, trust, association, joint venture or other entity, and shall include any successor (by merger or otherwise) or such entity.


                        Amended as of September 29, 1994



                                      -5c-

            10. This License Agreement shall remain in effect: (a) until terminated as provided herein; or (b) until this and all such other License Agreements are terminated by the affirmative vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans; or
(c) until termination of the aforesaid Ownership Agreement; or (d) until terminated by the Plan upon six (6) months written notice to BCBSA.

            11. Except as otherwise provided in paragraph 15 below or by the affirmative vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans, or unless this and all such other License Agreements are simultaneously terminated by force of law, the termination of this License Agreement for any reason whatsoever shall cause the reversion to BCBSA of all rights in and to the Licensed Marks and Name, and the Plan agrees that it will promptly discontinue all use of the Licensed Marks and Name, will not use them thereafter, and will promptly, upon written notice from BCBSA, change its corporate name so as to eliminate the Licensed Name therefrom.


            12. The license hereby granted to Plan to use the Licensed Marks and Name is and shall be personal to the Plan so licensed and shall not be assignable by any act of the Plan, directly or indirectly, without the written consent of BCBSA. Said license shall not be assignable by operation of law, nor shall Plan mortgage or part with possession or control of this license or any right hereunder, and the Plan shall have no right to grant any sublicense to use the Licensed Marks and Name.


            13. BCBSA shall maintain appropriate service mark registrations of the Licensed Marks and BCBSA shall take such lawful steps and proceedings as may be necessary or proper to prevent use of the Licensed Marks by any person who is not authorized to use the same. Any actions or proceedings undertaken by BCBSA under the provisions of this paragraph shall be at BCBSA's sole cost and expense. BCBSA shall have the sole right to determine whether or not any legal action shall be taken on account of unauthorized use of the Licensed Marks, such right not to be unreasonably exercised. The Plan shall report any unlawful usage of the Licensed Marks to BCBSA in writing and agrees, free of charge, to cooperate fully with BCBSA's program of enforcing and protecting the service mark rights, trade name rights and other rights in the Licensed Marks.

            14. The Plan hereby agrees to save, defend, indemnify and hold BCBSA and any other Plan(s) harmless from and against all claims, damages, liabilities and costs of every kind, nature and description which may arise exclusively and directly as a result of the activities of the Plan. BCBSA hereby agrees to save, defend, indemnify and hold the Plan and any other Plan(s) harmless from and against all claims, damages, liabilities and costs of every kind, nature and description which may arise exclusively and directly as a result of the activities of BCBSA.

            15. (a). This Agreement shall automatically terminate upon the occurrence of any of the following events: (i) a voluntary petition shall be filed by the Plan or by BCBSA seeking bankruptcy, reorganization, arrangement with creditors or other relief under the bankruptcy laws of the United States or any other law governing insolvency or debtor relief, or (ii) an involuntary petition or proceeding shall be filed against the Plan or BCBSA seeking bankruptcy, reorganization, arrangement with creditors or other relief under the bankruptcy laws of the United States or any other law governing insolvency or debtor relief and such petition or proceeding is consented to or acquiesced in by the Plan or BCBSA or is not dismissed within sixty (60) days of the date upon which the petition or other document commencing the proceeding is served upon the Plan or BCBSA respectively, or(iii) an order for relief is entered against the Plan or BCBSA in any case under the bankruptcy laws of the United States, or the Plan or BCBSA is adjudged bankrupt or insolvent (as that term is defined in the Uniform Commercial Code as enacted in the state of Illinois) by any court of competent jurisdiction, or (iv) the Plan or BCBSA makes a general assignment of its assets for the benefit of creditors, or (v) the Department of Insurance or other regulatory agency assumes control of the Plan or delinquency proceedings (voluntary or involuntary) are instituted, or (vi) an action is brought by the Plan or BCBSA seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property or business, or (vii) an action is instituted against the Plan or BCBSA seeking its dissolution or liquidation of its assets or seeking appointment of a trustee, interim trustee, receiver or other custodian for any of its property or business and such action is consented to or acquiesced in by the Plan or BCBSA or is not dismissed within sixty (60) days of the date upon which the pleading or other document commencing the action is served upon the Plan or BCBSA respectively, or(viii) a trustee, interim trustee, receiver or other custodian for any of the Plan's or BCBSA's property or business is appointed, or (ix) the Plan shall fail to pay its dues and shall not cure such failure within thirty (30) days of receiving written notice thereof.


                           Amended November 21, 1996

            (b). BCBSA, or the Plans (as provided and in addition to the rights conferred in Paragraph 10(b) above), may terminate this Agreement immediately upon written notice upon the occurrence of either of the following events: (a) the Plan or BCBSA becomes insolvent (as that term is defined in the Uniform Commercial Code enacted in the state of Illinois), or (b) any final judgment against the Plan or BCBSA remains unsatisfied or unbonded of record for a period of sixty (60) days or longer.

            (c). If this License Agreement is terminated as to BCBSA for any reason stated in subparagraphs 15(a) and (b) above, the ownership of the Licensed Marks shall revert to each of the Plans as provided in the Ownership Agreement.

            (d). Upon termination of this License Agreement or any Controlled Affiliate License Agreement of a Larger Affiliate, as defined in Exhibit 1 to this License Agreement:

                                    (i)        The terminated entity shall send
                                               a notice through the U.S. mails,
                                               with first class postage affixed,
                                               to all individual and group
                                               customers, providers, brokers and
                                               agents of products or services
                                               sold, marketed, underwritten or
                                               administered by the terminated
                                               entity or its Controlled
                                               Affiliates under the Licensed
                                               Marks and Name.  The form and
                                               content of the notice shall be
                                               specified by BCBSA and shall, at
                                               a minimum, notify the recipient
                                               of the termination of the
                                               license, the consequences
                                               thereof, and instructions for
                                               obtaining alternate products or
                                               services licensed by BCBSA.  This
                                               notice shall be mailed within 15
                                               days after termination or, if
                                               termination is pursuant to
                                               paragraph 10(d) of this
                                               Agreement, within 15 days after
                                               the written notice to BCBSA
                                               described in paragraph 10(d).

                                    (ii)       The terminated entity shall
                                               deliver to BCBSA within five days
                                               of a request by BCBSA a listing
                                               of national accounts in which the
                                               terminated entity is involved (in
                                               a Control, Participating or
                                               Servicing capacity), identifying
                                               the national account and the
                                               terminated entity's role therein.
                                               For those accounts where the
                                               terminated entity is the Control
                                               Plan, the Plan must also indicate
                                               the Participating and Servicing
                                               Plans in the national account
                                               syndicate.

                        Amended as of September 19, 1996

                                    (iii)      Unless the cause of termination
                                               is an event stated in paragraph
                                               15(a) or (b) above respecting
                                               BCBSA, the Plan and its Licensed
                                               Controlled Affiliates shall be
                                               jointly liable for payment to
                                               BCBSA of an amount equal to $25
                                               multiplied by the number of
                                               Licensed Enrollees of the
                                               terminated entity and its
                                               Licensed Controlled Affiliates;
                                               provided that if any other Plan
                                               is permitted by BCBSA to use
                                               marks or names licensed by BCBSA
                                               in the Service Area established
                                               by this Agreement, the payment
                                               shall be multiplied by a
                                               fraction, the numerator of which
                                               is the number of Licensed
                                               Enrollees of the terminated
                                               entity and its Licensed
                                               Controlled Affiliates and the
                                               denominator of which is the total
                                               number of Licensed Enrollees in
                                               the Service Area.  Licensed
                                               Enrollee means each and every
                                               person and covered dependent who
                                               is enrolled as an individual or
                                               member of a group receiving
                                               products or services sold,
                                               marketed or administered under
                                               marks or names licensed by BCBSA
                                               as determined at the earlier of
                                               (a) the end of the last fiscal
                                               year of the terminated entity
                                               which ended prior to termination
                                               or (b) the fiscal year which
                                               ended before any transactions
                                               causing the termination began.
                                               Notwithstanding the foregoing,
                                               the amount payable pursuant to
                                               this subparagraph (d)(iii) shall
                                               be due only to the extent that,
                                               in BCBSA's opinion, it does not
                                               cause the net worth of the Plan
                                               to fall below 100% of the capital
                                               benchmark formula or its
                                               equivalent under any successor
                                               formula, as set forth in the
                                               applicable financial
                                               responsibility standards
                                               established by BCBSA, measured as
                                               of the date of termination and
                                               adjusted for the value of any
                                               transactions not made in the
                                               ordinary course of business.

                                    (iv)       BCBSA shall have the right to
                                               audit the books and records of
                                               the terminated entity and its
                                               Licensed Controlled Affiliates to
                                               verify compliance with this
                                               paragraph 15(d).

                        Amended as of September 19, 1996


                                      -8a-

                                    (v)        As to a breach of 15 (d) (i),
                                               (ii), (iii) or (iv), the parties
                                               agree that the obligations are
                                               immediately enforceable in a
                                               court of competent jurisdiction.
                                               As to a breach of 15 (d) (i),
                                               (ii) or (iv) by the Plan, the
                                               parties agree there is no
                                               adequate remedy at law and BCBSA
                                               is entitled to obtain specific
                                               performance.

                  (e). BCBSA shall be entitled to enjoin the Plan or any related party in a court of competent jurisdiction from entry into any transaction which would result in a termination of this License Agreement unless the License Agreement has been terminated pursuant to paragraph 10 (d) of this Agreement upon the required six (6) month written notice.

                  (f). BCBSA acknowledges that it is not the owner of assets of the Plan.

            16. This Agreement supersedes any and all other agreements between the parties with respect to the subject matter herein, and contains all of the covenants and agreements of the parties as to the licensing of the Licensed Marks and Name. This Agreement may be amended only by a signed writing, the form of which shall have been approved by the affirmative vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans.

            17. If any provision or any part of any provision of this Agreement is judicially declared unlawful, each and every other provision, or any part of any provision, shall continue in full force and effect notwithstanding such judicial declaration.

            18. No waiver by BCBSA or the Plan of any breach or default in performance on the part of BCBSA or the Plan or any other licensee of any of the terms, covenants or conditions of this Agreement shall constitute a waiver of any subsequent breach or default in performance of said terms, covenants or conditions.

            19. All notices provided for hereunder shall be in writing and shall be sent in duplicate by regular mail to BCBSA or the Plan at the address currently published for each by BCBSA and shall be marked respectively to the attention of the President and, if any, the General Counsel, of BCBSA or the Plan.

                        Amended as of September 19, 1996


                                      -8b-

            20. Nothing herein contained shall be construed to constitute the parties hereto as partners or joint venturers, or either as the agent of the other, and Plan shall have no right to bind or obligate BCBSA in any way, nor shall it represent that it has any right to do so. BCBSA shall have no liability to third parties with respect to any aspect of the business, activities, operations, products, or services of the Plan.

            21. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of Illinois.


IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed, effective as of the date of last signature written below.


BLUE CROSS AND BLUE SHIELD ASSOCIATION


By____________________________________


Title_________________________________


Date__________________________________

______________________________________


By____________________________________


Title_________________________________


Date__________________________________

EXHIBIT 1
                                   BLUE CROSS
                           AFFILIATE LICENSE AGREEMENT


            This Agreement by and among Blue Cross and Blue Shield Association ("BCBSA") and __________________ ("Affiliate"), an affiliate of the Blue Cross Plan(s), known as _______________________ ("Plan"), which is also a Party signatory hereto.

            WHEREAS, BCBSA is the owner of the BLUE CROSS and BLUE CROSS Design service marks;

            WHEREAS, Plan and Affiliate desire that the latter be entitled to use the BLUE CROSS and BLUE CROSS Design service marks (collectively the "Licensed Marks") as service marks and be entitled to use the term BLUE CROSS in a trade name ("Licensed Name");

            NOW THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1.          GRANT OF LICENSE

            Subject to the terms and conditions of this Agreement, BCBSA hereby grants to Affiliate the right to use the Licensed Marks and Name in connection with, and only in connection with: (i) health care plans and related services and administering the non-health portion of workers' compensation insurance, and
(ii) underwriting the indemnity portion of workers' compensation insurance, provided that Affiliate's total premium revenue comprises less than 15 percent of the sponsoring Plan's net subscription revenue.

This grant of rights is non-exclusive and is limited to the Service Area served by the Plan. Affiliate may not use the Licensed Marks and Name in its legal name and may use the Licensed Marks and Name in its Trade Name only with the prior consent of BCBSA.

            2.          QUALITY CONTROL

            A. Affiliate agrees to use the Licensed Marks and Name only in connection with the licensed services and further agrees to be bound by the conditions regarding quality control shown in attached Exhibit A as they may be amended by BCBSA from time-to-time.

            B. Affiliate agrees to comply with all applicable federal, state and local laws.

            C. Affiliate agrees that it will provide on an annual basis (or more often if reasonably required by Plan or by BCBSA) a report or reports to Plan and BCBSA demonstrating Affiliate's compliance with the requirements of this Agreement including but not limited to the quality control provisions of this paragraph and the attached Exhibit A.

            D. Affiliate agrees that Plan and/or BCBSA may, from time-to-time, upon reasonable notice, review and inspect the manner and method of Affiliate's rendering of service and use of the Licensed Marks and Name.

            E. As used herein, an Affiliate is defined as an entity organized and operated in such a manner, that it meets the following requirements:

(1)         If the Plan has 50 percent of the voting control of the Affiliate:

            (a) the Plan must have the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the Affiliate with which it does not concur;

            (b) the Plan must have at least equal control over the operations of the Affiliate;

            (c)  the Plan must concur in writing before the Affiliate can:

                        (i)         change its legal and/or trade names;

                        (ii)        change the geographic area in which it
                                    operates;

                        (iii) change the fundamental type(s) of business in which it engages;

                        (iv) take any action that Plan or BCBSA reasonably believes will adversely affect the Licensed Marks and Name.

(2)         If the Plan has more than 50 percent voting control of the
            Affiliate:

            (a) the Plan must have the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the Affiliate with which it does not concur;

            (b) the Plan must have control over the policy and operations of the Affiliate.

            3.          SERVICE MARK USE

            A. Affiliate shall at all times make proper service mark use of the Licensed Marks and Name, including but not limited to use of such symbols or words as BCBSA shall specify to protect the Licensed Marks and Name and shall comply with such rules (generally applicable to Affiliates licensed to use the Licensed Marks and Name) relative to service mark use, as are issued from time-to-time by BCBSA. Affiliate recognizes and agrees that all use of the Licensed Marks and Name by Affiliate shall inure to the benefit of BCBSA.

            B. Affiliate may not directly or indirectly use the Licensed Marks and Name in a manner that transfers or is intended to transfer in the Service Area the goodwill associated therewith to another mark or name, nor may Affiliate engage in activity that may dilute or tarnish the unique value of the Licensed Marks and Name.

            C. If Affiliate meets the standards of 2E(1) but not 2E(2) above and any of Affiliate's advertising or promotional material is reasonably determined by BCBSA and/or the Plan to be in contravention of rules and regulations governing the use of the Licensed Marks and Name, Affiliate shall for ninety
(90) days thereafter obtain prior approval from BCBSA of advertising and promotional efforts using the Licensed Marks and Name, approval or disapproval thereof to be forthcoming within five (5) business days of receipt of same by BCBSA or its designee. In all advertising and promotional efforts, Affiliate shall observe the Service Area limitations applicable to Plan.

            D. Affiliate shall use its best efforts in the Service Area to promote and build the value of the Licensed Marks and Name.

            4.          SUBLICENSING AND ASSIGNMENT

            Affiliate shall not sublicense, transfer, hypothecate, sell, encumber or mortgage, by operation of law or otherwise, the rights granted hereunder and any such act shall be voidable at the sole option of Plan or BCBSA. This Agreement and all rights and duties hereunder are personal to Affiliate.

            5.          INFRINGEMENT

            Affiliate shall promptly notify Plan and Plan shall promptly notify BCBSA of any suspected acts of infringement, unfair competition or passing off that may occur in relation to the Licensed Marks and Name. Affiliate shall not be entitled to require Plan or BCBSA to take any actions or institute any proceedings to prevent infringement, unfair competition or passing off by third parties. Affiliate agrees to render to Plan and BCBSA, without charge, all reasonable assistance in connection with any matter pertaining to the protection of the Licensed Marks and Name by BCBSA.

            6.          LIABILITY INDEMNIFICATION

            Affiliate and Plan hereby agree to save, defend, indemnify and hold BCBSA harmless from and against all claims, damages, liabilities and costs of every kind, nature and description (except those arising solely as a result of BCBSA's negligence) that may arise as a result of or related to Affiliate's rendering of services under the Licensed Marks and Name.

            7.          LICENSE TERM

            A. Except as otherwise provided herein, the license granted by this Agreement shall remain in effect for a period of one (1) year and shall be automatically extended for additional one (1) year periods upon evidence satisfactory to the Plan and BCBSA that Affiliate meets the then applicable quality control standards.

            B. This Agreement and all of Affiliate's rights hereunder shall immediately terminate without any further action by any party or entity in the event that Plan ceases to be authorized to use the Licensed Marks and Name.

            C. Notwithstanding any other provision of this Agreement, this license to use the Licensed Marks and Name may be forthwith terminated by the Plan or the affirmative vote of the majority of the Board of Directors of BCBSA present and voting at a special meeting expressly called by BCBSA for the purpose on ten (10) days written notice for: (1) failure to comply with any applicable minimum capital or liquidity requirement under the quality control standards of this Agreement; or (2) failure to comply with the "Organization and Governance" quality control standard of this Agreement; or (3) impending financial insolvency; or (4) for a Smaller Affiliate (as defined in Exhibit A), failure to comply with any of the applicable requirements of Standards 2, 3, 4, 5 or 7 of attached Exhibit A; or (5) such other reason as is determined in good faith immediately and irreparably to threaten the integrity and reputation of BCBSA, the Plans, any other licensee including Affiliate and/or the Licensed Marks and Name.

            D. Except as otherwise provided in Paragraphs 7(B), 7(C) or 7(E) herein, should Affiliate fail to comply with the provisions of this Agreement and not cure such failure within thirty (30) days of receiving written notice thereof (or commence a cure within such thirty day period and continue diligent efforts to complete the cure if such curing cannot reasonably be completed within such thirty day period) BCBSA or the Plan shall have the right to issue a notice that the Affiliate is in a state of noncompliance. If a state of noncompliance as aforesaid is undisputed by the Affiliate or is found to exist by a mandatory dispute resolution panel and is uncured as provided above, BCBSA shall have the right to seek judicial enforcement of the Agreement or to issue a notice of termination thereof. Notwithstanding any other provisions of this Agreement, any disputes as to the termination of this License pursuant to Paragraphs 7(B), 7(C) or 7(E) of this Agreement shall not be subject to mediation and mandatory dispute resolution. All other disputes between BCBSA, the Plan and/or Affiliate shall be submitted promptly to mediation and mandatory dispute resolution. The mandatory dispute resolution panel shall have authority to issue orders for specific performance and assess monetary penalties. Except, however, as provided in Paragraphs 7(B) and 7(E) of this Agreement, this license to use the Licensed Marks and Name may not be finally terminated for any reason without the affirmative vote of a majority of the present and voting members of the Board of Directors of BCBSA.

            E. This Agreement and all of Affiliate's rights hereunder shall immediately terminate without any further action by any party or entity in the event that:

            (1)         Affiliate shall no longer comply with item 2(E) above;

            (2) Appropriate dues, royalties and other payments for Affiliate pursuant to paragraph 9 hereof, which are the royalties for this License Agreement, are more than sixty (60) days in arrears to BCBSA; or

            (3) Any of the following events occur: (i) a voluntary petition shall be filed by Affiliate seeking bankruptcy, reorganization, arrangement with creditors or other relief under the bankruptcy laws of the United States or any other law governing insolvency or debtor relief, or (ii) an involuntary petition or proceeding shall be filed against Affiliate seeking bankruptcy, reorganization, arrangement with creditors or other relief under the bankruptcy laws of the United States of any other law governing insolvency or debtor relief and such petition or proceeding is consented to or acquiesced in by Affiliate or is not dismissed within sixty (60) days of the date upon which it was filed, or
(iii) an order for relief is entered against Affiliate in any case under the bankruptcy laws of the United States, or Affiliate is adjudged bankrupt or insolvent as those terms are defined in the Uniform Commercial Code as enacted in the State of Illinois by any court of competent jurisdiction, or (iv) Affiliate makes a general assignment of its assets for the benefit of creditors, or (v) the Department of Insurance or other regulatory agency assumes control of Affiliate or delinquency proceedings (voluntary or involuntary) are instituted, or (vi) an action is brought by Affiliate seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property or business, or (vii) an action is instituted against Affiliate seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property or business and such action is consented to or acquiesced in by Affiliate or is not dismissed within sixty (60) days of the date upon which it was instituted, or (viii) a trustee, interim trustee, receiver or other custodian for any of Affiliate's property or business is appointed.

            F. Upon termination of this Agreement for cause or otherwise, Affiliate agrees that it shall immediately discontinue all use of the Licensed Marks and Name, including any use in its trade name.

            G. Upon termination of this Agreement, Affiliate shall immediately notify all of its customers that it is no longer a licensee of BCBSA and, if directed by the Association's Board of Directors, shall provide instruction on how the customer can contact BCBSA or a designated licensee to obtain further information on securing coverage. The notification required by this paragraph shall be in writing and in a form approved by BCBSA. The BCBSA shall have the right to audit the terminated entity's books and records to verify compliance with this paragraph.

            H. In the event that the Plan has more than 50 percent voting control of the Affiliate under Paragraph 2(E)(2) above and is a Larger Affiliate (as defined in Exhibit A), then the vote called for in Paragraphs 7(C) and 7(D) above shall require the affirmative vote of three-fourths of the Blue Cross Plans which are Regular Members of BCBSA and three-fourths of the total then current weighted vote of all the Blue Cross Plans which are Regular Member Plans of BCBSA.

            8.          DISPUTE RESOLUTION

            The parties agree that any disputes between them or between or among either of them and one or more Plans or Affiliates of Plans that use in any manner the Blue Cross and Blue Shield Marks and Name are subject to the Mediation and Mandatory Dispute Resolution process attached to and made a part of Plan's License from BCBSA to use the Licensed Marks and Name as Exhibits 5, 5A and 5B as amended from time-to-time, which documents are incorporated herein by reference as though fully set forth herein.

            9.          LICENSE FEE

            Affiliate will pay to BCBSA a fee for this License determined pursuant to the formula(s) set forth in Exhibit B.

            10.         JOINT VENTURE

            Nothing contained in the Agreement shall be construed as creating a joint venture, partnership, agency or employment relationship between Plan and Affiliate or between either and BCBSA.

            11.         NOTICES AND CORRESPONDENCE

            Notices regarding the subject matter of this Agreement or breach or termination thereof shall be in writing and shall be addressed in duplicate to the last known address of each other party, marked respectively to the attention of its President and, if any, its General Counsel.

            12.         COMPLETE AGREEMENT

            This Agreement contains the complete understandings of the parties in relation to the subject matter hereof. This Agreement may only be amended by a writing executed by all parties hereto or by the vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans.

            13.         SEVERABILITY

            If any term of this Agreement is held to be unlawful by a court of competent jurisdiction, such findings shall in no way affect the remaining obligations of the parties hereunder and the court may substitute a lawful term or condition for any unlawful term or condition so long as the effect of such substitution is to provide the parties with the benefits of this Agreement.

            14.         NONWAIVER

            No waiver by BCBSA of any breach or default in performance on the part of Affiliate or any other licensee of any of the terms, covenants or conditions of this Agreement shall constitute a waiver of any subsequent breach or default in performance of said terms, covenants or conditions.

            15.         GOVERNING LAW

            This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois.

            16.         HEADINGS

            The headings inserted in this agreement are for convenience only and shall have no bearing on the interpretation hereof.

            IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed and effective as of the date of last signature written below.


Affiliate ________________________________

By:______________________________________

Date:____________________________________


Plan ____________________________________

By:______________________________________

Date:____________________________________


Blue Cross and Blue Shield Association

By:_______________________________________

Date:_____________________________________

EXHIBIT A



AFFILIATE LICENSE STANDARDS
June 1996

PREAMBLE



The standards for licensing affiliates are established by BCBSA and are subject to change from time-to-time upon the affirmative vote of three-fourths (3/4) of the Plans and three-fourths (3/4) of the total weighted vote. Each licensed Plan is required to use a standard affiliate license form provided by BCBSA and to cooperate fully in assuring that the licensed affiliate maintains compliance with the license standards.

The Affiliate License provides a flexible vehicle to accommodate the potential range of health and workers' compensation related products and services Plan affiliates provide. The Affiliate License collapses former health affiliate licenses (HCC, HMO, PPO, TPA, and IDS) into a single license using the following business-based criteria to provide a framework for license standards:

o Percent of affiliate controlled by parent: Greater than 50 percent or 50 percent?

o     Risk assumption:  yes or no?

o     Medical care delivery:  yes or no?

o Importance of the affiliate to the parent: If the affiliate has health or workers' compensation administration business, does such business constitute 15 percent or more (referred to as a "larger" affiliate) of the parent's and other licensed health subsidiaries' contract enrollment?

For purposes of definition:

o A "smaller affiliate:" (1) comprises less than fifteen percent (15%) of Plan's and its licensed affiliates' total contract enrollment (as reported on the BCBSA Quarterly Enrollment Report, excluding rider and freestanding coverage, and treating an entity seeking licensure as licensed);* or (2) underwrites the indemnity portion of workers' compensation insurance and has total premium revenue less than 15 percent of the sponsoring Plan's net subscription revenue.

o A "larger affiliate" comprises fifteen percent (15%) or more of Plan's and its licensed affiliates' total contract enrollment (as reported on the BCBSA Quarterly Enrollment Report, excluding rider and freestanding coverage, and treating an entity seeking licensure as licensed.)*

Conversion to the new license shall be:

o     For smaller affiliates:
      -     immediately for new applicants, and
      - January 1, 1996 for existing HMO, PPO, TPA and IDS licensees under fifteen percent (15%).

o     For larger affiliates:
      -     immediately for new applicants,
      -     July 1, 1995 for existing health coverage carrier licensees, and
      - June 1996, for all other currently licensed affiliates presently at or over fifteen percent(15%).

Changes in affiliate status:

If any affiliate's status changes regarding: its Plan ownership level, its risk acceptance or direct delivery of medical care, the affiliate shall notify BCBSA within thirty (30) days of such occurrence in writing and come into compliance with the applicable standards within six (6) months.

If a smaller affiliate's health and workers' compensation administration business surpasses fifteen percent (15%) of the total contract enrollment of the Plan and licensed affiliates, the affiliate shall:

1. Within thirty (30) days, notify BCBSA of this fact in writing, including evidence that the affiliate meets the minimum liquidity and capital (BCBSA Capital Benchmark and state-established minimum reserve) requirements of the larger affiliate Financial Responsibility standard; and

2. Within six (6) months after surpassing the fifteen percent (15%) threshold, demonstrate compliance with all license requirements for a larger affiliate.

If an affiliate that underwrites the indemnity portion of workers' compensation insurance receives a change in rating or proposed change in rating, the affiliate shall notify BCBSA within 30 days of notification by the external rating agency.

-----------

*For purposes of this calculation,

The numerator equals:

Applicant affiliate's contract enrollment, as defined in BCBSA's Quarterly Enrollment Report (excluding rider and freestanding coverage).

The denominator equals:

Numerator PLUS Plan and all other licensed affiliates' contract enrollment, as reported in BCBSA's Quarterly Enrollment Report (excluding rider and freestanding coverage).

                        STANDARDS FOR LICENSED AFFILIATES

Each affiliate seeking licensure must answer all four questions. Depending on the affiliate's answers, certain standards apply:

1. What percent of the affiliate is controlled by the parent Plan?

                 More than 50%                         50%
                 (arrow down)                      (arrow down)
                Standard 1A, 4                    Standard 1B, 4

                                  IN ADDITION,

2. Is risk being assumed?

                            Yes                                                           No
                         (arrows down)                                               (arrows down)
Affiliate       Affiliate                  Affiliate                  Affiliate comprises        Affiliate
underwrites     comprises (less than)15%   comprises (greater than    (less than)15% of total    comprises (greater
any indemnity   of total contract          or equal to)15%            contract                   than or equal to)15%
portion of      enrollment of              of total contract          enrollment of Plan         of total contract
workers'        Plan and its               enrollment of              and its licensed           enrollment of
compensation    licensed affiliates,       Plan and its               affiliates                 Plan and its
insurance       and does not               licensed affiliates,       (arrow down)               licensed affiliates
(arrow down)    underwrite the             and does not               Standard 2                 (arrow down)
Standards       indemnity portion          underwrite the             (Guidelines 2.1, 2.3)      Standard 6H
7A-7E           of workers'                indemnity portion
                compensation               of workers'
                insurance                  compensation
                (arrow down)               insurance
                Standard 2                 (arrow down)
                (Guidelines 2.1, 2.2)      Standard 6H

                                  IN ADDITION,

3. Is medical care being directly provided?

                            Yes                 No
                        (arrow down)       (arrow down)
                        Standard 3A         Standard 3B

                                  IN ADDITION,

4. If the affiliate has health or workers' compensation administration business, does such business comprise 15% or more of the total contract enrollment of Plan and its licensed affiliates?

       Yes                               No
  (arrow down)                      (arrows down)
Standards 6A-6I           Affiliate is a           Affiliate is
                          former primary           not a former
                          licensee                 primary licensee
                          (arrow down)             (arrow down)
                          Standards 5,8,9          Standards 5,8

Standard 1 - Organization and Governance

1A.)  The Standard for more than 50% Plan ownership is:

An affiliate shall be organized and operated in such a manner that it is controlled by a licensed Plan or Plans which have, directly or indirectly: 1) more than 50% of the voting control of the affiliate; and 2) the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the affiliate with which it does not concur; and 3) operational control of the affiliate.

1B.)        The Standard for 50% Plan ownership is:

An affiliate shall be organized and operated in such a manner that a licensed Plan or Plans have directly or indirectly:

1)          not less than 50% of the voting control of the affiliate; and

2) the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the affiliate with which it does not concur; and

3) at least equal direct or indirect control over the operations of the affiliate; and

4) sufficient authority so that changes in the following require the approval of the Licensed Plan or Plans:

            o           geographic operating area of the affiliate

            o           the legal and trade names of the affiliate

            o           the types of activity in which the affiliate engages

            o any action which would cause the affiliate to be in violation of the Standards applicable to Licensure by BCBSA.

Standard 2 - Financial Responsibility

An affiliate shall be operated in a manner that provides reasonable financial assurance that it can fulfill all of its contractual obligations to its customers. If a risk-assuming affiliate ceases operations for any reason, Blue Cross and/or Blue Shield Plan coverage will be offered to all affiliate subscribers without exclusions, limitations or conditions based on health status. If a nonrisk-assuming affiliate ceases operations for any reason, sponsoring Plan(s) will provide for services to its (their) customers.

Standard 3 - State Licensure/Certification

3A.) The Standard for an affiliate that employs, owns or contracts on a substantially exclusive basis for medical services is:

An affiliate shall maintain unimpaired licensure or certification for its medical care providers to operate under applicable state laws.


3B.) The Standard for an affiliate that does not employ, own or contract on a substantially exclusive basis for medical services is:

An affiliate shall maintain unimpaired licensure or certification to operate under applicable state laws.

Standard 4 - Certain Disclosures

An affiliate shall make adequate disclosure in contracting with third parties and in disseminating public statements of 1) the structure of the Blue Cross and Blue Shield System; and 2) the independent nature of every licensee; and 3) the affiliate's financial condition.

Standard 5 - Reports and Records for Certain Smaller Affiliates

For a smaller affiliate that does not underwrite the indemnity portion of workers' compensation insurance, the Standard is:

An affiliate and/or its licensed Plan(s) shall furnish, on a timely and accurate basis, reports and records relating to these Standards and the License Agreements between BCBSA and affiliate.

Standard 6 - Other Standards for Larger Affiliates

Standards 6(A) - (I) that follow apply to larger affiliates.

Standard 6(A):  Board of Directors

An affiliate Governing Board shall act in the interest of its Corporation in providing cost-effective health care services to its customers. An affiliate shall maintain a governing Board, which shall control the affiliate, composed of a majority of persons other than providers of health care services, who shall be known as public members. A public member shall not be an employee of or have a financial interest in a health care provider, nor be a member of a profession which provides health care services.

Standard 6(B):  Responsiveness to Customers

An affiliate shall be operated in a manner responsive to customer needs and requirements.

Standard 6(C):  Participation in National Programs

An affiliate shall effectively and efficiently participate in each national program as from time to time may be adopted by the Member Plans for the purposes of providing portability of membership between the licensees and ease of claims processing for customers receiving benefits outside of the affiliate's Service Area.

Such programs are applicable to licensees, and include:

            A.          Inter-Plan Transfer Agreement;

            B.          National Account Equalization Program;

            C.          BlueCard Program;

            D.          Inter-Plan Teleprocessing System (ITS); and

            E.          Inter-Plan Data Reporting (IPDR) Program.


Standard 6(D):   Financial Performance Requirements

In addition to requirements under the national programs listed in Standard 6C: Participation in National Programs, an affiliate shall take such action as required to ensure its financial performance in programs and contracts of an inter-licensee nature or where BCBSA is a party.

Standard 6(E):  Cooperation with Plan Performance Response Process

An affiliate shall cooperate with BCBSA's Board of Directors and its Plan Performance and Financial Standards Committee in the administration of the Plan Performance Response Process and in addressing affiliate performance problems identified thereunder.

Standard 6(F):  Independent Financial Rating

An affiliate shall obtain a rating of its financial strength from an independent rating agency approved by BCBSA's Board of Directors for such purpose.

Standard 6(G):  Best Efforts

During each year, an affiliate shall use its best efforts in the designated Service Area to promote and build the value of the Blue Cross Mark.

Standard 6(H):  Financial Responsibility

An affiliate shall be operated in a manner that provides reasonable financial assurance that it can fulfill all of its contractual obligations to its customers.

Standard 6(I):  Reports and Records

An affiliate shall furnish to BCBSA on a timely and accurate basis reports and records relating to compliance with these Standards and the License Agreements between BCBSA and affiliate. Such reports and records are the following:

A) Annual Application for Renewal of Standard Affiliate License for affiliates, including trade name and service mark usage material;

B) Changes in the ownership and governance of the affiliate, including changes in its charter, articles of incorporation, or bylaws, changes in an affiliate's Board composition, or changes in the identity of the affiliate's Principal Officers, and changes in risk acceptance, contract growth, or direct delivery of medical care; and

C) Quarterly Financial Report including the Capital Benchmark Worksheet, Annual Financial Forecast, Annual Certified Audit Report, Insurance Department Examination Report, Annual Statement filed with State Insurance Department (with all attachments); and

D) Quarterly Utilization Report, Quarterly Enrollment Report, Cost Containment Report, NMIS Quarterly Report.

Standard 7 - Other Standards for Risk-Assuming Workers' Compensation Affiliates

Standards 7(A) - (E) that follow apply to affiliates that underwrite the indemnity portion of workers' compensation insurance.

Standard 7 (A):  Financial Responsibility

An affiliate shall be operated in a manner that provides reasonable financial assurance that it can fulfill all of its contractual obligations to its customers.

Standard 7(B):  Reports and Records

An affiliate shall furnish, on a timely and accurate basis, reports and records relating to compliance with these Standards and the License Agreements between BCBSA and the affiliate. Such reports and records are the following:

A. Annual Application for Renewal of Standard Affiliate License for affiliates, including trade name and service mark usage materials; and

B. Annual Certified Audit Report, Annual Statement as filed with the State Insurance Department (with all attachments), Annual NAIC's Risk-Based Capital Worksheets for Property and Casualty Insurers, and Annual Financial Forecast; and

C. Quarterly Financial Report, Quarterly Estimated Risk-Based Capital for Property and Casualty Insurers, Insurance Department Examination Report, and Quarterly NMIS Report (for licensed health business only); and

D. Notification of all changes and proposed changes to independent ratings within 30 days of receipt and submission of a copy of all rating reports; and

E. Changes in the ownership and governance of the affiliate including changes in its charter, articles of incorporation, or bylaws, changes in an affiliate's Board composition, Plan control, state license status, operating area, the affiliate's Principal Officers or direct delivery of medical care.

Standard 7(C):  Loss Prevention

An affiliate shall apply loss prevention protocol to both new and existing business.

Standard 7(D):  Claims Administration

An affiliate shall maintain an effective claims administration process that includes all the necessary functions to assure prompt and proper resolution of medical and indemnity claims.

Standard 7(E):  Disability and Provider Management

An affiliate shall arrange for the provision of appropriate and necessary medical and rehabilitative services to facilitate early intervention by medical professionals and timely and appropriate return to work.

Standard 8 - Cooperation with Affiliate License Performance Response Process Protocol

An affiliate and its Sponsoring Plan(s) shall cooperate with BCBSA's Board of Directors and its Plan Performance and Financial Standards Committee in the administration of the Affiliate License Performance Response Process Protocol (ALPRPP) and in addressing affiliate compliance problems identified thereunder.

Standard 9:  Participation in National Programs by Smaller Affiliates

A smaller affiliate for which this standard applies pursuant to the Preamble section of Exhibit A of the Affiliate License Agreement shall effectively and efficiently participate in certain national programs from time to time as may be adopted by Member Plans for the purposes of providing ease of claims processing for customers receiving benefits outside of the affiliate's service area and be subject to certain relevant financial and reporting requirements.

EXHIBIT B

ROYALTY FORMULA FOR SECTION 9 OF THE
AFFILIATE LICENSE AGREEMENT

Affiliate will pay BCBSA a fee for this license in accordance with the following formula:

FOR RISK PRODUCTS:

For affiliates not underwriting the indemnity portion of workers' compensation insurance:

An amount equal to its pro rata share of each sponsoring Plan's dues payable to BCBSA computed with the addition of the affiliate's subscription revenue and contracts arising from products using the marks. The payment by each sponsoring Plan of its dues to BCBSA, including that portion described in this paragraph, will satisfy the requirement of this paragraph, and no separate payment will be necessary.

For affiliates underwriting the indemnity portion of workers' compensation insurance:

An amount equal to 0.35 percent of the gross revenue per annum of affiliate arising from products using the marks; plus, an annual fee of $5,000 per license for an affiliate subject to Standard 7.

FOR NONRISK PRODUCTS:

An amount equal to 0.24 percent of the gross revenue per annum of affiliate arising from products using the marks; plus:

1) An annual fee of $5,000 per license for an affiliate subject to Standard 6.

2)       An annual fee of $2,000 per license for all other affiliates.

The foregoing shall be reduced by one-half where both a BLUE CROSS(R) and BLUE SHIELD(R) License are issued to the same affiliate. In the event that any license period is greater or less than one (1) year, any amounts due shall be prorated. Royalties under this formula will be calculated, billed and paid in arrears.

                                   EXHIBIT 1A

                     CONTROLLED AFFILIATE LICENSE AGREEMENT
                     APPLICABLE TO LIFE INSURANCE COMPANIES


            This agreement by and among Blue Cross and Blue Shield Association ("BCBSA") _______________________________("Controlled Affiliate"), a controlled affiliate of the Blue Cross Plan(s), known as _______________________________________("Plan").

WHEREAS, BCBSA is the owner of the BLUE CROSS and BLUE CROSS Design service marks;

WHEREAS, the Plan and the Controlled Affiliate desire that the latter be entitled to use the BLUE CROSS and BLUE CROSS Design service marks (collectively the "Licensed Marks") as service marks and be entitled to use the term BLUE CROSS in a trade name ("Licensed Name");

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1.   GRANT OF LICENSE

                 Subject to the terms and conditions of this Agreement, BCBSA hereby grants to the Controlled Affiliate the exclusive right to use the licensed Marks and Names in connection with and only in connection with those life insurance and related services authorized by applicable state law, other than health care plans and related services (as defined in the Plan's License Agreements with BCBSA) which services are not separately licensed to Controlled Affiliate by BCBSA, in the Service Area served by the Plan, except that BCBSA reserves the right to use the Licensed Marks and Name in said Service Area, and except to the extent that said Service Area may overlap the area or areas served by one or more other licensed Blue Shield Plans as of the date of this License as to which overlapping areas the rights hereby granted are non-exclusive as to such other Plan or Plans and their respective Licensed Controlled Affiliates only. Controlled Affiliate cannot use the Licensed Marks or Name outside the Service Area or, anything in any other license to Controlled Affiliate notwithstanding, in its legal or trade name.

            2.   QUALITY CONTROL

                 A. Controlled Affiliate agrees to use the Licensed Marks and Name only in relation to the sale, marketing and rendering of authorized products and further agrees to be bound by the conditions regarding quality control shown in Exhibit A as it may be amended by BCBSA from time-to-time.

                        Amended as of November 17, 1994

              B. Controlled Affiliate agrees that Plan and/or BCBSA may, from time-to-time, upon reasonable notice, review and inspect the manner and method of Controlled Affiliate's rendering of service and use of the Licensed Marks and Name.

            C. Controlled Affiliate agrees that it will provide on an annual basis (or more often if reasonably required by Plan or by BCBSA) a report to Plan and BCBSA demonstrating Controlled Affiliate's compliance with the requirements of this Agreement including but not limited to the quality control provisions of Exhibit A.

            D. As used herein, a Controlled Affiliate is defined as an entity organized and operated in such a manner that it is subject to the bona fide control of a Plan or Plans. Absent written approval by BCBSA of an alternative method of control, bona fide control shall mean the legal authority, directly or indirectly through wholly-owned subsidiaries: (a) to select members of the Controlled Affiliate's governing body having not less than 51% voting control thereof; (b) to exercise operational control with respect to the governance thereof; and (c) to prevent any change in its articles of incorporation, bylaws or other governing documents deemed inappropriate. In addition, a Plan or Plans shall own at least 51% of any for-profit Controlled Affiliate. If the Controlled Affiliate is a mutual company, the Plan or its designee(s) shall have and maintain, in lieu of the requirements of items (a) and (c) above, proxies representing 51% of the votes at any meeting of the policyholders and shall demonstrate that there is no reason to believe this such proxies shall be revoked by sufficient policyholders to reduce such percentage below 51%.

            3.             SERVICE MARK USE

                           Controlled Affiliate shall at all times make proper
service mark use of the Licensed Marks, including but not limited to use of such symbols or words as BCBSA shall specify to protect the Licensed Marks, and shall comply with such rules (applicable to all Controlled Affiliates licensed to use the Marks) relative to service mark use, as are issued from time-to-time by BCBSA. If there is any public reference to the affiliation between the Plan and the Controlled Affiliate, all of the Controlled Affiliate's licensed services in the Service Area of the Plan shall be rendered under the Licensed Marks. Controlled Affiliate recognizes and agrees that all use of the Licensed Marks by Controlled Affiliate shall inure to the benefit of BCBSA.

            4.          SUBLICENSING AND ASSIGNMENT

                        Controlled Affiliate shall not sublicense, transfer, hypothecate, sell, encumber or mortgage, by operation of law or otherwise, the rights granted hereunder and any such act shall be voidable at the option of Plan or BCBSA. This Agreement and all rights and duties hereunder are personal to Controlled Affiliate.

            5.             INFRINGEMENTS

                           Controlled Affiliate shall promptly notify Plan and
BCBSA of any suspected acts of infringement, unfair competition or passing off which may occur in relation to the Licensed Marks. Controlled Affiliate shall not be entitled to require Plan or BCBSA to take any actions or institute any proceedings to prevent infringement, unfair competition or passing off by third parties. Controlled Affiliate agrees to render to Plan and BCBSA, free of charge, all reasonable assistance in connection with any matter pertaining to the protection of the Licensed Marks by BCBSA.

            6.             LIABILITY INDEMNIFICATION

                           Controlled Affiliate hereby agrees to save, defend,
indemnify and hold Plan and BCBSA harmless from and against all claims, damages, liabilities and costs of every kind, nature and description which may arise as a result of Controlled Affiliate's rendering of health care services under the Licensed Marks.

            7.             LICENSE TERM

                           The license granted by this Agreement shall remain in
effect for a period of one (1) year and shall be automatically extended for additional one (1) year periods upon evidence satisfactory to the Plan and BCBSA that Controlled Affiliate meets the then applicable quality control standards, unless one of the parties hereto notifies the other party of the termination hereof at least sixty (60) days prior to expiration of any license period.

                           This Agreement may be terminated by the Plan or by
BCBSA for cause at any time provided that Controlled Affiliate has been given a reasonable opportunity to cure and shall not effect such a cure within thirty
(30) days of receiving written notice of the intent to terminate (or commence a cure within such thirty day period and continue diligent efforts to complete the cure if such curing cannot reasonably be completed within such thirty day period). By way of example and not for purposes of limitation, Controlled Affiliate's failure to abide by the quality control provisions of Paragraph 2, above, shall be considered a proper ground for cancellation of this Agreement.

                           This Agreement and all of Controlled Affiliate's
rights hereunder shall immediately terminate without any further action by any party or entity in the event that:

            A. Controlled Affiliate shall no longer comply with Standard No. 1 (Organization and Governance) of Exhibit A or, following an opportunity to cure, with the remaining quality control provisions of Exhibit A, as it may be amended from time-to-time; or

            B.   Plan ceases to be authorized to use the Licensed Marks; or

            C. Appropriate dues for Controlled Affiliate pursuant to item 8 hereof, which are the royalties for this License Agreement are more than sixty
(60) days in arrears to BCBSA.

            Upon termination of this Agreement for cause or otherwise, Controlled Affiliate agrees that it shall immediately discontinue all use of the Licensed Marks including any use in its trade name.

            In the event of any disagreement between Plan and BCBSA as to whether grounds exist for termination or as to any other term or condition hereof, the decision of BCBSA shall control, subject to provisions for mediation or mandatory dispute resolution in effect between the parties.

            Upon termination of this Agreement, Licensed Controlled Affiliate shall immediately notify all of its customers that it is no longer a licensee of the Blue Cross and Blue Shield Association and provide instruction on how the customer can contact the Blue Cross and Blue Shield Association or a designated licensee to obtain further information on securing coverage. The written notification required by this paragraph shall be in writing and in a form approved by the Association. The Association shall have the right to audit the terminated entity's books and records to verify compliance with this paragraph.

            8.   DUES

            Controlled Affiliate will pay to BCBSA a fee for this license in accordance with the following formula:

            o An annual fee of five thousand dollars ($5,000) per license, plus

            o .05 percent of gross revenue per annum of Licensee arising from group products using the Marks, plus

            o .5 percent of gross revenue per annum of Licensee arising from individual products using the Marks

            The foregoing percentages shall be reduced by one-half where both a BLUE CROSS(R) and BLUE SHIELD(R) license are issued to the same entity. In the event that any License period is greater or less than one (1) year, any amounts due shall be prorated. Royalties under this formula will be calculated, billed and paid in arrears.

                        Amended as of September 29, 1994

            Plan will promptly and timely transmit to BCBSA all dues owed by Controlled Affiliate as determined by the above formula and if Plan shall fail to do so, Controlled Affiliate shall pay such dues directly.

            9.   JOINT VENTURE

            Nothing contained in this Agreement shall be construed as creating a joint venture, partnership, agency or employment relationship between Plan and Controlled Affiliate or between either and BCBSA.



                                      -4a-

            10.  NOTICES AND CORRESPONDENCE

            Notices regarding the subject matter of this Agreement or breach or termination thereof shall be in writing and shall be addressed in duplicate to the last known address of each other party, marked respectively to the attention of its President and, if any, its General Counsel.

            11.  COMPLETE AGREEMENT

            This Agreement contains the complete understandings of the parties in relation to the subject matter hereof. This Agreement may only be amended by a writing executed by all parties.

            12.  SEVERABILITY

            If any term of this Agreement is held to be unlawful by a court of competent jurisdiction, such finding shall in no way effect the remaining obligations of the parties hereunder and the court may substitute a lawful term or condition for any unlawful term or condition so long as the effect of such substitution is to provide the parties with the benefits of this Agreement.

            13.  NONWAIVER

            No waiver by BCBSA of any breach or default in performance on the part of the Controlled Affiliate or any other licensee of any of the terms, covenants or conditions of this Agreement shall constitute a waiver of any subsequent breach or default in performance of said terms, covenants or conditions.

            14.  GOVERNING LAW

            This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois.

IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed, effective as of the date of last signature written below.

BLUE CROSS AND BLUE SHIELD ASSOCIATION

By:___________________________________


Date:_________________________________

______________________________________
Controlled Affiliate



By:___________________________________

Date:_________________________________

Plan:_________________________________

EXHIBIT A
CONTROLLED AFFILIATE LICENSE STANDARDS
LIFE INSURANCE COMPANIES
Page 1 of 2

PREAMBLE

The standards for licensing Life Insurance Companies (Life and Health Insurance companies, as defined by state statute) are established by BCBSA and are subject to change from time-to-time upon the affirmative vote of three-fourths (3/4) of the Plans and three-fourths (3/4) of the total weighted vote of all Plans. Each Licensed Plan is required to use a standard controlled affiliate license form provided by BCBSA and to cooperate fully in assuring that the licensed Life Insurance Company maintains compliance with the license standards.

An organization meeting the following standards shall be eligible for a license to use the Licensed Marks within the service area of its sponsoring Licensed Plan to the extent and the manner authorized under the Controlled Affiliate License applicable to Life Insurance Companies and the principal license to the Plan.

Standard 1 - Organization and Governance

The LIC shall be organized and operated in such a manner that it is controlled by a licensed Plan or Plans which have, directly or indirectly: 1) not less than 51% of the voting control of the LIC; and 2) the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the LIC with which it does not concur; and 3) operational control of the LIC.

If the LIC is a mutual company, the Plan or its designee(s) shall have and maintain, in lieu of the requirements of items 1 and 2 above, proxies representing at least 51% of the votes at any policyholder meeting and shall demonstrate that there is no reason to believe such proxies shall be revoked by sufficient policyholders to reduce such percentage below 51%.

Standard 2 - State Licensure

The LIC must maintain unimpaired licensure or certificate of authority to operate under applicable state laws as a life and health insurance company in each state in which the LIC does business.

Standard 3 - Records and Examination

The LIC and its sponsoring licensed Plan(s) shall maintain and furnish, on a timely and accurate basis, such records and reports regarding the LIC as may be required in order to establish compliance with the license agreement. The LIC and its sponsoring licensed Plan(s) shall permit BCBSA to examine the affairs of the LIC and shall agree that BCBSA's board may submit a written report to the chief executive officer(s) and the board(s) of directors of the sponsoring Plan(s).

CONTROLLED AFFILIATE LICENSE STANDARDS
LIFE INSURANCE COMPANIES
Page 2 of 2



Standard 4 - Mediation

The LIC and its sponsoring Plan(s) shall agree to use the then-current BCBSA mediation and mandatory dispute resolution processes, in lieu of a legal action between or among another licensed controlled affiliate, a licensed Plan or BCBSA.


Standard 5 - Financial Responsibility

The LIC shall maintain adequate financial resources to protect its customers and meet its business obligations.

EXHIBIT 2

Membership Standards
Page 1 of 3

Preamble

The Membership Standards apply to all organizations seeking to become or to continue as Regular Members of the Blue Cross and Blue Shield Association. Any organization seeking to become a Regular Member must be found to be in substantial compliance with all Membership Standards at the time membership is granted and the organization must be found to be in substantial compliance with all Membership Standards for a period of two (2) years preceding the date of its application. If Membership is sought by an entity which controls or is controlled by one or more Plans, such compliance shall be determined on the basis of compliance by such Plan or Plans.

The Regular Member Plans shall have authority to interpret these Standards. Compliance with any Membership Standard may be excused, at the Plans' discretion, if the Plans agree that compliance with such Standard would require the Plan to violate a law or governmental regulation governing its operation or activities.

  Standard 1:                    A Plan's Board shall not be controlled by any
                                 special interest group, and shall act in the interest of its Corporation in providing cost-effective health care services to its customers. A Plan shall maintain a governing
                                 Board, which shall control the Plan, composed of a majority of persons other than providers of health care services, who shall be known as public members. A public member shall not be an employee of or have a financial interest in a health care provider, nor be a member of a profession which provides health care services.

   Standard 2:                   A Plan shall furnish to the Association on a
                                 timely and accurate basis reports and records relating to compliance with these Standards and the License Agreements between the Association and the Plans. Such reports and records are the following:

                                 A.       Annual Application for Renewal of
                                          BCBSA Membership, including  trade
                                          name and service mark usage material;

                                 B. Changes in the governance of the Plan, including changes in a Plan's Charter, Articles of Incorporation, or Bylaws, changes in a Plan's Board composition, or changes in the identity of the Plan's Principal Officers;

                          Amended as of June 24, 1994

EXHIBIT 2

Membership Standards
Page 2 of 3


                                 C. Quarterly Financial Report including the Plan Capital Benchmark Worksheet, Annual Financial Forecast, Annual Certified Audit Report, Insurance Department Examination Report, Annual Statement filed with State Insurance Department (with all attachments), and Consolidating Financial Statement;

                                 D.       Quarterly Utilization Report,
                                          Quarterly Enrollment Report, Cost
                                          Containment Report, and NMIS Quarterly
                                          Report.


   Standard 3:                   A Plan shall be operated in a manner that
                                 provides reasonable financial assurance that it can fulfill its contractual obligations to its customers.

   Standard 4:                   A Plan shall be operated in a manner responsive
                                 to customer needs and requirements.

   Standard 5:                   A Plan shall effectively and efficiently
                                 participate in each national program as from time to time may be adopted by the Member Plans for the purposes of providing portability of membership between the Plans and ease of claims processing for customers receiving benefits outside of the Plan's Service Area.

                 Such programs are applicable to Blue Cross and Blue Shield Plans, and include:

                 A.  Inter-Plan Transfer Agreement;

                 B.  National Account Equalization Program;

                 C.  Inter-Plan Data Reporting (IPDR)  Program;

                 D.  Inter-Plan Teleprocessing System (ITS); and

                 E.  BlueCard Program.



                          Amended as of August 2, 1996

EXHIBIT 2

Membership Standards
Page 3 of 3


Standard 6: In addition to requirements under the national programs listed in Standard 5: Participation in National Programs, a Plan shall take such action as required to ensure its financial performance in programs and contracts of an inter-Plan nature or where the Association is a party.

Standard 7: A Plan shall make adequate disclosure in contracting with third parties and in disseminating public statements of (i) the structure of the Blue Cross and Blue Shield System, (ii) the independent nature of every Plan, and
(iii) the Plan's financial condition.

Standard 8: A Plan shall cooperate with the Association's Board of Directors and its Plan Performance and Financial Standards Committee in the administration of the Plan Performance Response Process and in addressing Plan performance problems identified thereunder.

Standard 9: A Plan shall obtain a rating of its financial strength from an independent rating agency approved by the Association's Board of Directors for such purpose.

Standard 10: During each year, a Plan and its Controlled Affiliate(s) engaged in providing licensable services (excluding Life Insurance and Charitable Foundation Services) shall use their best efforts in the designated Service Area to promote and build the value of the Blue Cross and Blue Shield Marks.

Standard 11 Neither a Plan nor any Larger Affiliate shall cause or permit an unlicensed entity to obtain control of the Plan or Larger Affiliate or to acquire a substantial portion of its assets related to licensable services.

                        Amended as of September 19, 1996

EXHIBIT 3

GUIDELINES WITH RESPECT TO USE OF
LICENSED NAME AND MARKS IN CONNECTION WITH NATIONAL ACCOUNTS

1. The strength of the Blue Cross/Blue Shield National Accounts mechanism, and the continued provision of cost effective, quality health care benefits to National Accounts, are predicated on locally managed provider networks coordinated on a national scale in a manner consistent with effective service to National Account customers and consistent with the preservation of the integrity of the Blue Cross/Blue Shield system and the Licensed Marks. These guidelines shall be interpreted in keeping with such ends.

2. A National Account is an entity with employee and/or retiree locations in more than one Plan's Service Area. Unless otherwise agreed, a National Account is deemed located in the Service Area in which the corporate headquarters of the National Account is located. The Control Plan of a National Account is the Plan in whose Service Area the National Account is located. A participating ("Par") Plan is a Plan in whose Service Area the National Account has employee and/or retiree locations, but in which the National Account is not located.

3. The National Account Guidelines enunciated herein below shall be applicable only with respect to the business of new National Accounts acquired after January 1, 1991.

4. Control Plans shall utilize National Account identification cards complying with then currently effective BCBSA graphic standards in connection with all National Accounts business to facilitate administration thereof, to minimize subscriber and provider confusion, and to reflect a commitment to cooperation among Plans.

5. Disputes among Plans and/or BCBSA as to the interpretation or implementation of these Guidelines or as to other National Accounts issues shall be submitted to mediation and mandatory dispute resolution as provided in the License Agreement. For two years from the effective date of the License Agreement, however, such disputes shall be subject to mediation only, with the results of such mediation to be collected and reported in order to establish more definitive operating parameters for National Accounts business and to serve as ground rules for future binding dispute resolution.

EXHIBIT 3

6. The Control Plan may use the BlueCard Program (as defined by IPOC) to deliver benefits to employees and non-Medicare eligible retirees in a Participating Plan's service area if an alternative arrangement with the Participating Plan cannot be negotiated. The Participating Plan's minimum servicing requirement for those employees and non-Medicare retirees in its service area is to deliver benefits using the BlueCard Program. Account delivery is subject to the policies, provisions and procedures of the BlueCard Program.

7. For provider payments in a Participating Plan's area (on non-BlueCard claims), payment to the provider may be made by the Participating Plan or the Control Plan at the Participating Plan's option. If the Participating Plan elects to pay the provider, it may not withhold payment of a claim verified by the Control Plan or its designated processor, and payment must be in conformity with service criteria established by the Board of Directors of BCBSA (or an authorized committee thereof) to assure prompt payment, good service and minimum confusion with providers and subscribers. The Control Plan, at the Participating Plan's request, will also assure that measures are taken to protect the confidentiality of the data pertaining to provider reimbursement levels and profiles.

8. For claim payments in a Participating Plan's area (on non-BlueCard claims), Participating Plans are strongly encouraged, but not required, to pass along to the Control Plan part or all of local provider discounts and differentials for use by the Control Plan in negotiating financial arrangements with National Accounts. However, since the size, basis, form and use of local differentials can vary substantially among Plans and also by individual National Account characteristics, the degree and form of any discount or differential passed along to the Control Plan shall be strictly a matter of negotiated contractual agreement between a Participating Plan and the Control Plan and may also vary from one National Account to another. In order to facilitate the quotation of national account pricing and the offering of a variety of National Account delivery systems, all Plans are strongly encouraged to periodically publish to other Plans and the BCBSA their National Account contracting policies with respect to the handling of differentials.

         The Control Plan, in its financial agreements with a National Account, is expected to reasonably reflect the aggregate amount of differentials passed along to the Control Plan by all Participating Plans in a National Account. The exact form and substance of this may vary from one National Account to another and shall be a matter of

                          Amended as of June 14, 1996

EXHIBIT 3
explicit negotiation and contractual relationship between the National Account and the Control Plan. The specifics in an agreement between the Control Plan and the National Account may vary in form (e.g., a guaranteed offset against retentions, or a direct pass through, or a guaranteed aggregate percentage discount, or no pass back at all, etc.), and the Control Plan has the responsibility and the Authority to negotiate precise arrangements. However, irrespective of the final arrangements between the Control Plan and the National Account, a Participating Plan's liability for passing along differentials shall be limited to the contractual agreement the Participating Plan has with the Control Plan on a specific National Account.

9. Other than in contracting with health care providers or soliciting such contracts in areas contiguous to a Plan's Service Area in order to serve its subscribers or those of its licensed Controlled Affiliate residing or working in its Service Area, a Control Plan may not use the Licensed Marks and/or Name, as a tag line or otherwise, to negotiate directly with providers outside its Service Area.

EXHIBIT 4

GOVERNMENT PROGRAMS AND CERTAIN OTHER USES

Page 1 of 2


1. A Plan and its licensed Controlled Affiliate may use the Licensed Marks and Name in bidding on and executing a contract to serve a Government Program, and in thereafter communicating with the Government concerning the Program. With respect, however, to such contracts entered into after the 1st day of January, 1991, the Licensed Marks and Name will not be used in communications or transactions with beneficiaries or providers in the Government Program located outside a Plan's Service Area, unless the Plan can demonstrate to the satisfaction of BCBSA's governing body that such a restriction on use of the Licensed Marks and Name will jeopardize its ability to procure the contract for the Government Program. As to both existing and future contracts for Government Programs, Plans will discontinue use of the Licensed Marks and Name as to beneficiaries and Providers outside their Service Area as expenditiously as circumstances reasonably permit. Effective January 1, 1995, except as provided in the first sentence above, all use by a Plan of the Licensed Marks and Name in Government Programs outside of the Plan's Service Area shall be discontinued. Incidental communications outside a Plan's Service Area with resident or former resident beneficiaries of the Plan, and other categories of necessary incidental communications approved by BCBSA, are not prohibited.

2. In connection with activity otherwise in furtherance of the License Agreement, a Plan may use the Licensed Marks and Name outside its Service Area in the following circumstances which are deemed legitimate and necessary and not likely to cause consumer confusion:

            a. sending letterhead, envelopes, and similar items for administrative purposes which do not solicit the sale of health care plans and related services;

            b. distributing business cards other than in marketing and selling;

            c. contracting with health care providers or soliciting such contracts in areas contiguous to a Plan's Service Area in order to serve its subscribers or those of its licensed Controlled Affiliate residing or working in its service area;

            d. issuing a small sign containing the legal name or trade name of the Plan or its licensed Controlled Affiliate for display by a provider to identify the latter as a participating provider of the Plan or Controlled Affiliate;

EXHIBIT 4

Page 2 of 2


            e. advertising in publications or electronic media solely to persons for employment;

            f. advertising in print, electronic or other media which serve, as a substantial market, the Service Area of the Plan or licensed Controlled Affiliate, provided that no Plan may advertise outside its Service Area on the national broadcast and cable networks and that advertisements in national print media are limited to the smallest regional edition encompassing the Service Area;

            g. advertising by direct mail where the addressee's zip code plus 4 includes, at least in part, the Plan's Service Area or that of a licensed Controlled Affiliate.

EXHIBIT 5

MEDIATION AND MANDATORY DISPUTE RESOLUTION (MMDR) RULES

            The Blue Cross and Blue Shield Plans ("Plans") and the Blue Cross Blue Shield Association ("BCBSA") recognize and acknowledge that the Blue Cross and Blue Shield system is a unique nonprofit and for-profit system offering cost effective health care financing and services. The Plans and BCBSA desire to utilize Mediation and Mandatory Dispute Resolution ("MMDR") to avoid expensive and time-consuming litigation that may otherwise occur in the federal and state judicial systems. Even MMDR should be viewed, however, as methods of last resort, all other procedures for dispute resolution having failed. Except as otherwise provided in the License Agreements, the Plans, their Controlled Affiliates and BCBSA agree to submit all disputes to MMDR pursuant to these Rules and in lieu of litigation.

1.          Initiation of Proceedings

            A.          Pre-MMDR Efforts

            Before filing a Complaint to invoke the MMDR process, the CEO of a complaining party, or his/her designated representative, shall undertake good faith efforts with the other side(s) to try to resolve any dispute.

            B.          Complaint

            To commence a proceeding, the complaining party (or parties) shall provide by certified mail, return receipt requested, a written Complaint to the BCBSA Corporate Secretary (which shall also constitute service on BCBSA if it is a respondent) and to any Plan(s) and/or Controlled Affiliate(s) named therein. The Complaint shall contain:

                        i. identification of the complaining party (or parties) requesting the proceeding;

                        ii.    identification of the respondent(s);

                        iii. identification of any other persons or entities who are interested in a resolution of the dispute;

                        iv. a full statement describing the nature of the dispute;

                        v. identification of all of the issues that are being submitted for resolution;

                        Amended as of November 21, 1996

                        vi.   the remedy sought;

                        vii. a statement as to whether the complaining party (or parties) elect(s) first to pursue Mediation;

                        viii. any request, if applicable, that one or more
                              members of the Mediation Committee be disqualified from the proceeding and the grounds for such request;


                        ix. any request, if applicable, that the matter be handled on an expedited basis and the reasons therefor; and

                        x. a statement signed by the CEO of the complaining party affirming that the CEO has undertaken efforts, or has directed efforts to be undertaken, to resolve the dispute before resorting to the MMDR process.

The complaining party (or parties) shall file and serve with the Complaint copies of all documents which the party (or parties) intend(s) to offer at the Arbitration Hearing and a statement identifying the witnesses the party (or parties) intend(s) to present at the Hearing, along with a summary of each witness' expected testimony.

            C.          Answer

            Within twenty (20) days after receipt of the Complaint, each respondent shall serve on the BCBSA and on the complaining party (or parties) and on the Chairman of the Mediation Committee;

                        i.    a full Answer to the aforesaid Complaint;

                        ii. a statement of any Counterclaims against the complaining party (or parties), providing with respect thereto the information specified in Paragraph 1.B., above;

                        iii. a statement as to whether the respondent elects to first pursue Mediation;

                        iv. any request, if applicable, that one or more members of the Mediation Committee be disqualified from the proceeding and the grounds for such request; and

                        v. any request, if applicable, that the matter be handled on an expedited basis and the reasons therefor.

The respondent(s) shall file and serve with the Answer or by the date of the Initial Conference set forth in Paragraph 3.B., below, copies of all documents which the respondent(s) intend(s) to offer at the Arbitration Hearing and a statement identifying the witnesses the party (or parties) intend(s) to present at the Hearing, along with a summary of each witness' expected testimony.

            D. Reply To Counterclaim

            Within ten (10) days after receipt of any Counterclaim, the complaining party (or parties) shall serve on BCBSA and on the responding party (or parties) and on the Chairman of the Mediation Committee, a Reply to the Counterclaim. Such Reply must provide the same information required by Paragraph 1.C.

2.          Mediation

            A. Mediation Committee

            To facilitate the mediation of disputes between or among BCBSA, the Plans and/or their Controlled Affiliates, the BCBSA Board has established a Mediation Committee. Mediation may be pursued in lieu of or in an effort to obviate the Mandatory Dispute Resolution process, and all parties are strongly urged to exhaust the mediation procedure.

            B. Election To Mediate

            If any party elects first to pursue Mediation, and if it appears to the Corporate Secretary that the dispute falls within the jurisdiction of the Mediation Committee, as set forth in Exhibit 5-A hereto, then the Corporate Secretary will promptly furnish the Mediation Committee with copies of the Complaint, Answer, Counterclaim and Reply to Counterclaim, and other documents referenced in Paragraph 1, above.

            C. Selection of Mediators

            The parties shall promptly attempt to agree upon: (i) the number of mediators desired, not to exceed three mediators; and (ii) the selection of the mediator(s) who may include members of the Mediation Committee and/or experienced mediators from an independent entity to mediate all disputes set forth in the Complaint and Answer (and Counterclaim and Reply, if any). In the event the parties cannot agree upon the number of mediators desired, that number shall default to three. In the event the parties cannot agree upon the selection of mediator(s), the Chairman will select the mediator(s), at least one of which shall be an experienced mediator from an independent entity, consistent with the provisions set forth in this Paragraph. No member of the Mediation Committee who is a representative of any party to the Mediation may be selected to mediate the dispute. The Chairman shall also endeavor not to select as a mediator any member of the Mediation Committee whom a party has requested to be disqualified. If, after due regard for availability, expertise, and such other considerations as may best promote an expeditious Mediation, the Chairman believes that he or she must consider for selection a member of the Mediation Committee whom a party has requested to be disqualified, the other members of the Committee eligible to be selected to mediate the dispute shall decide the request for disqualification. By agreeing to participate in the Mediation of a dispute, a member of the Mediation Committee represents to the party (or parties) thereto that he or she knows of no grounds which would require his or her disqualification.

            D. Binding Decision

            Before the date of the Mediation Hearing described below, the Corporate Secretary will contact the party (or parties) to determine whether they wish to be bound by any recommendation of the selected mediators for resolution of the disputes. If all wish to be bound, the Corporate Secretary will send appropriate documentation to them for their signatures before the Mediation Hearing begins.

            E.          Mediation Procedure

            The Chairman shall promptly advise the parties of a scheduled Mediation Hearing date. Unless a party requests an expedited procedure, or unless all parties to the proceeding agree to one or more extensions of time, the Mediation Hearing set forth below shall be completed within forty (40) days of BCBSA's receipt of the Complaint. The selected mediators, unless the parties otherwise agree, shall adhere to the following procedure:

                        i. Each party must be represented by its CEO or other representative who has been delegated full authority to resolve the dispute. However, parties may send additional representatives as they see fit.

                        ii. By no later than five (5) days prior to the date designated for the Mediation Hearing, each party shall supply and serve a list of all persons who will be attending the Mediation Hearing, and indicate who will have the authority to resolve the dispute.

                        iii. Each party will be given one-half hour to present its case, beginning with the complaining party (or parties), followed by the other party or parties. The parties are free to structure their presentations as they see fit, using oral statements or direct examination of witnesses. However, neither cross-examination nor questioning of opposing representatives will be permitted. At the close of each presentation, the selected mediators will be given an opportunity to ask questions of the presenters and witnesses. All parties must be present throughout the Mediation Hearing. The selected mediators may extend the time allowed for each party's presentation at the Mediation Hearing. The selected mediators may meet in executive session, outside the presence of the parties, or may meet with the parties separately, to discuss the controversy.

                        iv. After the close of the presentations, the parties will attempt to negotiate a settlement of the dispute. If the parties desire, the selected mediators, or any one or more of the selected mediators, will sit in on the negotiations.

                        v. After the close of the presentations, the selected mediators may meet privately to agree upon a recommendation for resolution of the dispute which would be submitted to the parties for their consideration and approval. If the parties have previously agreed to be bound by the results of this procedure, this recommendation shall be binding upon the parties.

                        vi. The purpose of the Mediation Hearing is to assist the parties to settle their grievances short of mandatory dispute resolution. As a result, the Mediation Hearing has been designed to be as informal as possible. Rules of evidence shall not apply. There will be no transcript of the proceedings, and no party may make a tape recording of the Mediation Hearing.

                        vii. In order to facilitate a free and open discussion, the Mediation proceeding shall remain confidential. A "Stipulation to Confidentiality" which prohibits future use of settlement offers, all position papers or other statements furnished to the selected mediators, and decisions or recommendations in any Mediation proceeding shall be executed by each party.

                        viii. Upon request of the selected mediators, or one of
                              the parties, BCBSA staff may also submit documentation at any time during the proceedings.

                         F.   Notice Of Termination Of Mediation

            If the Mediation cannot be completed within the prescribed or agreed time period due to the lack of cooperation of any party, as determined by the selected mediators, or if the Mediation does not result in a final resolution of all disputes at the Mediation Hearing or within forty (40) days after the Complaint was served, whichever comes first, any party or any one of the selected mediators may so notify the Corporate Secretary, who shall promptly issue a Notice of termination of mediation to all parties, to the selected mediators, and to the MDR Administrator, defined below. Such notice shall serve to bring the Mediation to an end and to initiate Mandatory Dispute Resolution. Upon agreement of all parties and the selected mediators, the Mediation process may continue at the same time the MDR process is invoked. The Notice described above would serve to initiate the MDR proceeding and would not terminate the proceedings.

3.          Mandatory Dispute Resolution (MDR)

            If all parties elect not to first pursue Mediation, or if a notice of termination of Mediation is issued as set forth in Paragraph 2.F., above, then the unresolved disputes set forth in any Complaint and Answer (and Counterclaim and Reply, if any) shall be subject to MDR.

            A.          MDR Administrator

            The Administrator shall be an independent entity such as the Center for Public Resources, Inc. or Endispute, Inc., specializing in alternative dispute resolution. The Administrator shall be designated initially, and may be changed from time to time, by the affirmative vote of fifty-one (51) percent of the Plans and fifty-one (51) percent of the total then current weighted vote of all the Plans.

            B.          Initial Conference

            Within five (5) days after a Notice of Termination has issued, or within five (5) days after the time for filing and serving the Reply to any Counterclaim if the parties elect first not to mediate, the parties shall confer with the Administrator to discuss selecting a dispute resolution panel ("the Panel"). This Initial Conference may be by telephone. The parties are encouraged to agree to the composition of the Panel and to present that agreement to the Administrator at the Initial Conference. If the parties do not agree on the composition of the Panel by the time of the Initial Conference, or by any extension thereof agreed to by all parties and the Administrator, then the Panel Selection Process set forth in subparagraph C shall be followed.

            C.          Panel Selection Process

            The Administrator shall designate at least seven potential arbitrators. The exact number designated shall be sufficient to give each party at least two peremptory strikes. Each party shall be permitted to strike any designee for cause and the Administrator shall determine the sufficiency thereof in its sole discretion. The Administrator will designate a replacement for any designee so stricken. Each party shall then be permitted two peremptory strikes. From the remaining designees, the Administrator shall select a three member Panel. The Administrator shall set the dates for exercising all strikes and shall complete the Panel Selection Process within fifteen (15) days of the Initial Conference. Each Arbitrator shall be compensated at his or her normal hourly rate or, in the absence of an established rate, at a reasonable hourly rate to be promptly fixed by the Administrator for all time spent in connection with the proceedings and shall be reimbursed for any travel and other reasonable expenses.

            D.          Duties Of The Arbitrators

            The Panel shall promptly designate a Presiding Arbitrator for the purposes reflected below, but shall retain the power to review and modify any ruling or other action of said Presiding Arbitrator. Each Arbitrator shall be an independent Arbitrator, shall be governed by the Code of Ethics for Arbitrators in Commercial Disputes, appended as Exhibit "5-B" hereto, and shall at or prior to the commencement of any Arbitration Hearing take an oath to that effect. Each Arbitrator shall promptly disclose in writing to the Panel and to the parties any circumstances, whenever arising, that might cause doubt as to such Arbitrator's compliance, or ability to comply, with said Code of Ethics, and, absent resignation by such Arbitrator, the remaining Arbitrators shall determine in their sole discretion whether the circumstances so disclosed constitute grounds for disqualification and for replacement. With respect to such circumstances arising or coming to the attention of a party after an Arbitrator's selection, a party may likewise request the Arbitrator's resignation or a determination as to disqualification by the remaining Arbitrators. With respect to a sole Arbitrator, the determination as to disqualification shall be made by the Administrator.

            There shall be no ex parte communication between the parties or their counsel and any member of the Panel.

            E.          Panel's Jurisdiction And Authority

            The Panel's jurisdiction and authority shall extend to all disputes between or among the Plans, their Controlled Affiliates, and/or BCBSA, except for those disputes excepted from these MMDR procedures as set forth in the License Agreements.

            With the exception of punitive or treble damages, the Panel shall have full authority to award the relief it deems appropriate to resolve the parties' disputes, including monetary awards and injunctions, mandatory or prohibitory. The Panel has no authority to award punitive or treble damages except that the Panel may allocate or assess responsibility for punitive or treble damages assessed by another tribunal. Subject to the above limitations, the Panel may, by way of example, but not of limitation:

                        i. interpret or construe the meaning of any terms, phrase or provision in any license between BCBSA and a Plan or a Controlled Affiliate relating to the use of the BLUE CROSS(R) or BLUE SHIELD(R) service marks.

                        ii. determine whether BCBSA, a Plan or a Controlled Affiliate has violated the terms or conditions of any license between the BCBSA and a Plan or a Controlled Affiliate relating to the use of the BLUE CROSS(R) or BLUE SHIELD(R) service marks.

                        iii.  decide challenges as to its own jurisdiction.

                        iv. issue such orders for interim relief as it deems appropriate pending Hearing and Award in any Arbitration.

                         It is understood that the Panel is expected to resolve
issues based on governing principles of law, preserving to the maximum extent legally possible the continued integrity of the Licensed Marks and the BLUE CROSS/BLUE SHIELD system. The Panel shall apply federal law to all issues which, if asserted in the United States District Court, would give rise to federal question jurisdiction, 28 U.S.C. ss. 1331. The Panel shall apply Illinois law to all issues involving interpretation, performance or construction of any License Agreement or Controlled Affiliate License Agreement unless the agreement otherwise provides. As to other issues, the Panel shall choose the applicable law based on conflicts of law principles of the State of Illinois.

            F.          Administrative Conference And Preliminary Arbitration
                        Hearing

            Within ten (10) days of the Panel being selected, the Presiding Arbitrator will schedule an Administrative Conference to discuss scheduling of the Arbitration Hearing and any other matter appropriate to be considered including: any written discovery in the form of requests for production of documents or requests to admit facts; the identity of any witness whose deposition a party may desire and a showing of exceptional good cause for the taking of any such deposition; the desirability of bifurcation or other separation of the issues; the need for and the type of record of conferences and hearings, including the need for transcripts; the need for expert witnesses and how expert testimony should be presented; the appropriateness of motions to dismiss and/or for full or partial summary judgment; consideration of stipulations; the desirability of presenting any direct testimony in writing; and the necessity for any on-site inspection by the Panel.

            G.          Discovery

                        i. Requests for Production of Documents: All requests for the production of documents must be served as of the date of the Administrative Conference as set forth in Paragraph 3.F., above. Within twenty
                              (20) days after receipt of a request for documents, a party shall produce all relevant and non-privileged documents to the requesting party. In his or her discretion, the Presiding Arbitrator may require the parties to provide lists in such detail as is deemed appropriate of all documents as to which privilege is claimed and may further require in-camera inspection of the same.

                        ii. Requests for Admissions: Requests for Admissions may be served up to 21 days prior to the Arbitration Hearing. A party served with Requests For Admissions must respond within twenty (20) days of receipt of said request. The good faith use of and response to Requests for Admissions is encouraged, and the Panel shall have full discretion, with reference to the Federal Rules of Civil Procedure, in awarding appropriate sanctions with respect to abuse of the procedure.

                        iii. Depositions As a general rule, the parties will not be permitted to take deposition testimony for discovery purposes. The Presiding Arbitrator, in his or her sole discretion, shall have the authority to permit a party to take such deposition testimony upon a showing of exceptional good cause, provided that no deposition, for discovery purposes or otherwise, shall exceed three (3) hours, excluding objections and colloquy of counsel.

                        iv. Expert witness(es): If a party intends to present the testimony of an expert witness during the oral hearing, it shall provide all other parties with a written statement setting forth the information required to be provided by Fed. R. Civ. P. 26(b)(4)(A)(i) prior to the expiration of the discovery period.

                        v. Discovery cut-off: The Presiding Arbitrator shall determine the date on which the discovery period will end, but the discovery period shall not exceed forty-five (45) days from its commencement, without the agreement of all parties.

                        vi. Additional discovery: Any additional discovery will be at the discretion of the Presiding Arbitrator. The Presiding Arbitrator is authorized to resolve all discovery disputes, which resolution will be binding on the parties unless modified by the Arbitration Panel. If a party refuses to comply with a decision resolving a discovery dispute, the Panel, in keeping with Fed. R. Civ. P. 37, may refuse to allow that party to support or oppose designated claims or defenses, prohibit that party from introducing designated matters into evidence or, in extreme cases, decide an issue submitted for resolution adversely to that party.

            H.          Panel Suggested Settlement/Mediation

            At any point during the proceedings, the Panel at the request of any party or on its own initiative, may suggest that the parties explore settlement and that they do so at or before the conclusion of the Arbitration Hearing, and the Panel shall give such assistance in settlement negotiations as the parties may request and the Panel may deem appropriate. Alternatively, the Panel may direct the parties to endeavor to mediate their disputes as provided above, or to explore a mini-trial proceeding, or to have an independent party render a neutral evaluation of the parties' respective positions. The Panel shall enter such sanctions as it deems appropriate with respect to any party failing to pursue in good faith such Mediation or other alternate dispute resolution methods.

            I.          Subpoenas On Third Parties

            Pursuant to, and consistent with, the Federal Arbitration Act, 9 U.S.C. ss. 9 et seq., a party may request the issuance of a subpoena on a third party, to compel testimony or documents, and, if good and sufficient cause is shown, the Panel shall issue such a subpoena.

            J.          Arbitration Hearing

            An Arbitration Hearing will be held within thirty (30) days after the Administrative Conference if no discovery is taken, or within thirty (30) days after the close of discovery, unless all parties and the Panel agree to extend the Arbitration Hearing date, or unless the parties agree in writing to waive the Arbitration Hearing. The parties may mutually agree on the location of the Arbitration Hearing. If the parties fail to agree, the Arbitration Hearing shall be held in Chicago, Illinois, or at such other location determined by the Presiding Arbitrator to be most convenient to the participants. The Panel will determine the date(s) and time(s) of the Arbitration Hearing(s) after consultation with all parties and shall provide reasonable notice thereof to all parties or their representatives.

            K.          Arbitration Hearing Memoranda

            Twenty (20) days prior to the Arbitration Hearing, each party shall submit to the other party (or parties) and to the Panel an Arbitration Hearing Memorandum which sets forth the applicable law and any argument as to any relevant issue. The Arbitration Hearing Memorandum will supplement, and not repeat, the allegations, information and documents contained in or with the Complaint, Answer, Counterclaim and Reply, if any. Ten (10) days prior to the Arbitration Hearing, each party may submit to the other party (or parties) and to the Panel a Response Arbitration Hearing Memorandum which sets forth any response to another party's Arbitration Hearing Memorandum.

            L.          Notice For Testimony

            Ten (10) days prior to the Arbitration Hearing, any party may serve a Notice on any other party (or parties) requesting the attendance at the Arbitration Hearing of any officer, employee or director of the other party (or parties) for the purpose of providing noncumulative testimony. If a party fails to produce one of its officers, employees or directors whose noncumulative testimony during the Arbitration Hearing is reasonably requested by an adverse party, the Panel may refuse to allow that party to support or oppose designated claims or defenses, prohibit that party from introducing designated matters into evidence or, in extreme cases, decide an issue submitted for mandatory dispute resolution adversely to that party. This Rule may not be used for the purpose of burdening or harassing any party, and the Presiding Arbitrator may impose such orders as are appropriate so as to prevent or remedy any such burden or harassment.

            M.          Arbitration Hearing Procedures

                        i. Attendance at Arbitration Hearing: Any person having a direct interest in the proceeding is entitled to attend the Arbitration Hearing. The Presiding Arbitrator shall otherwise have the power to require the exclusion of any witness, other than a party or other essential person, during the testimony of any other witness. It shall be discretionary with the Presiding Arbitrator to determine the propriety of the attendance of any other person.

                        ii. Confidentiality: The Panel and all parties shall maintain the privacy of the Arbitration Proceeding. The parties and the Panel shall treat the Arbitration Hearing and any discovery or other proceedings or events related thereto, including any award resulting therefrom, as confidential except as otherwise necessary in connection with a judicial challenge to or enforcement of an award or unless otherwise required by law.

                        iii. Stenographic Record: Any party, or if the parties do not object, the Panel, may request that a stenographic or other record be made of any Arbitration Hearing or portion thereof. The costs of the recording and/or of preparing the transcript shall be borne by the requesting party and by any party who receives a copy thereof. If the Panel requests a recording and/or a transcript, the costs thereof shall be borne equally by the parties.

                        iv. Oaths: The Panel may require witnesses to testify under oath or affirmation administered by any duly qualified person and, if requested by any party, shall do so.

                        v. Order of Arbitration Hearing: An Arbitration Hearing shall be opened by the recording of the date, time, and place of the Arbitration Hearing, and the presence of the Panel, the parties, and their representatives, if any. The Panel may, at the beginning of the Arbitration Hearing, ask for statements clarifying the issues involved.

                              Unless otherwise agreed, the complaining party (or parties) shall then present evidence to support their claim(s). The respondent(s) shall then present evidence supporting their defenses and Counterclaims, if any. The complaining party (or parties) shall then present evidence supporting defenses to the Counterclaims, if any, and rebuttal.

                              Witnesses for each party shall submit to questions by adverse parties and/or the Panel.

                              The Panel has the discretion to vary these procedures, but shall afford a full and equal opportunity to all parties for the presentation of any material and relevant evidence .

                        vi. Evidence: The parties may offer such evidence as is relevant and material to the dispute and shall produce such evidence as the Panel may deem necessary to an understanding and resolution of the dispute. Unless good cause is shown, as determined by the Panel or agreed to by all other parties, no party shall be permitted to offer evidence at the Arbitration Hearing which was not disclosed prior to the Arbitration Hearing by that party. The Panel may receive and consider the evidence of witnesses by affidavit upon such terms as the Panel deems appropriate.

                              The Panel shall be the judge of the relevance and materiality of the evidence offered, and conformity to legal rules of evidence, other than enforcement of the attorney-client privilege and the work product protection, shall not be necessary. The Federal Rules of Evidence shall be considered by the Panel in conducting the Arbitration Hearing but those rules shall not be controlling. All evidence shall be taken in the presence of the Panel and all of the parties, except where any party is in default or has waived the right to be present.

                              Settlement offers by any party in connection with Mediation or MDR proceedings, decisions or recommendations of the selected mediators, and a party's position papers or statements furnished to the selected mediators shall not be admissible evidence or considered by the Panel without the consent of all parties.

                        vii. Closing of Arbitration Hearing: The Presiding Arbitrator shall specifically inquire of all parties whether they have any further proofs to offer or witnesses to be heard. Upon receiving negative replies or if he or she is satisfied that the record is complete, the Presiding Arbitrator shall declare the Arbitration Hearing closed with an appropriate notation made on the record. Subject to being reopened as provided below, the time within which the Panel is required to make the award shall commence to run, in the absence of contrary agreement by the parties, upon the closing of the Arbitration Hearing.

                              With respect to complex disputes, the Panel may, in its sole discretion, defer the closing of the Arbitration Hearing for a period of up to thirty
                              (30) days after the presentation of proofs in order to permit the parties to submit post-hearing briefs and argument, as the Panel deems appropriate, prior to making an award.

                              For good cause, the Arbitration Hearing may be reopened for up to thirty (30) days on the Panel's initiative, or upon application of a party, at any time before the award is made

 .           N.          Awards

            An Award must be in writing and shall be made promptly by the Panel and, unless otherwise agreed by the parties or specified by law, no later than thirty (30) days from the date of closing the Arbitration Hearing. If all parties so request, the Award shall contain findings of fact and conclusions of law. The Award, and all other rulings and determinations by the Panel, may be by a majority vote.

            Parties shall accept as legal delivery of the Award the placing of the Award or a true copy thereof in the mail addressed to a party or its representative at its last known address or personal service of the Award on a party or its representative.

            Awards are binding only on the parties to the Arbitration and are not binding on any non-parties to the Arbitration and may not be used or cited as precedent in any other proceeding.

            After the expiration of twenty (20) days from initial delivery, the Award (with corrections, if any) shall be final and binding on the parties, and the parties shall undertake to carry out the Award without delay.

            Proceedings to confirm, modify or vacate an Award shall be conducted in conformity with and controlled by the Federal Arbitration Act. 9 U.S.C.ss.1, et seq.

            O.          Return Of Documents

            Within sixty (60) days after the Award and the conclusion of any judicial proceedings with respect thereto, each party and the Panel shall return any documents produced by any other party, including all copies thereof. If a party receives a discovery request in any other proceeding which would require it to produce any documents produced to it by any other party in a proceeding hereunder, it shall not produce such documents without first notifying the producing party and giving said party reasonable time to respond, if appropriate, to the discovery request.

4.          Miscellaneous

            A.          Expedited Procedures

            Any party to a Mediation may direct a request for an expedited Mediation Hearing to the Chairman of the Mediation Committee, to the selected Mediators, and to all other parties at any time. The Chairman of the Mediation Committee, or at his or her direction, the then selected Mediators, shall grant any request which is supported by good and sufficient reasons. If such a request is granted, the Mediation shall be completed within as short a period as practicable, as determined by the Chairman of the Mediation Committee or, at his or her direction, the then selected Mediators.

            Any party to an Arbitration may direct a request for expedited proceedings to the Administrator, to the Panel, and to all other parties at any time. The Administrator, or the Presiding Arbitrator if the Panel has been selected, shall grant any such request which is supported by good and sufficient reasons. If such a request is granted, the Arbitration shall be completed within as short a time as practicable, as determined by the Administrator and/or the Presiding Arbitrator.

            B.          Temporary Or Preliminary Injunctive Relief

            Any party may seek temporary or preliminary injunctive relief with the filing of a Complaint or at any time thereafter. If such relief is sought prior to the time that an Arbitration Panel has been selected, then the Administrator shall select a single Arbitrator who is a lawyer who has no interest in the subject matter of the dispute, and no connection to any of the parties, to hear and determine the request for temporary or preliminary injunction. If such relief is sought after the time that an Arbitration Panel has been selected, then the Arbitration Panel will hear and determine the request. The request for temporary or preliminary injunctive relief will be determined with reference to the temporary or preliminary injunction standards set forth in Fed. R. Civ. P. 65.

            C.          Defaults And Proceedings In The Absence Of A Party

            Whenever a party fails to comply with the MDR Rules in a manner deemed material by the Panel, the Panel shall fix a reasonable time for compliance and, if the party does not comply within said period, the Panel may enter an Order of default or afford such other relief as it deems appropriate. Arbitration may proceed in the event of a default or in the absence of any party who, after due notice, fails to be present or fails to obtain an extension. An Award shall not be made solely on the default or absence of a party, but the Panel shall require the party who is present to submit such evidence as the Panel may require for the making of findings, determinations, conclusions, and Awards.

            D.          Notice

            Each party shall be deemed to have consented that any papers, notices, or process necessary or proper for the initiation or continuation of a proceeding under these rules or for any court action in connection therewith may be served on a party by mail addressed to the party or its representative at its last known address or by personal service, in or outside the state where the MDR proceeding is to be held.

            The Corporate Secretary and the parties may also use facsimile transmission, telex, telegram, or other written forms of electronic communication to give the notices required by these rules.

            E.          Expenses

            The expenses of witnesses shall be paid by the party causing or requesting the appearance of such witnesses. All expenses of the MDR proceeding, including compensation, required travel and other reasonable expenses of the Panel, and the cost of any proof produced at the direct request of the Panel, shall be borne equally by the parties and shall be paid periodically on a timely basis, unless they agree otherwise or unless the Panel in the Award assesses such expenses, or any part thereof against any party (or parties). In exceptional cases, the Panel may award reasonable attorneys' fees as an item of expense, and the Panel shall promptly determine the amount of such fees based on affidavits or such other proofs as the Panel deems sufficient.

            F.          Disqualification Or Disability Of A Panel Member

            In the event that any Arbitrator of a Panel with more than one Arbitrator should become disqualified, resign, die, or refuse or be unable to perform or discharge his or her duties after the commencement of MDR but prior to the rendition of an Award, and the parties are unable to agree upon a replacement, the remaining Panel member(s):

                        i. shall designate a replacement, subject to the right of any party to challenge such replacement for cause.

                        ii. shall decide the extent to which previously held hearings shall be repeated.

            If the remaining Panel members consider the proceedings to have progressed to a stage as to make replacement impracticable, the parties may agree, as an alternative to the recommencement of the Mandatory Dispute Resolution process, to resolution of the dispute by the remaining Panel members.

            In the event that a single Arbitrator should become disqualified, resign, die, or refuse or be unable to perform or discharge his or her duties after the commencement of MDR but prior to the rendition of an Award, and the parties are unable to agree upon a replacement, the Administrator shall appoint a successor, subject to the right of any party to challenge such successor for cause, and the successor shall decide the extent to which previously held proceedings shall be repeated.

            G.          Amendments

            These MMDR Rules may be altered or amended from time to time by the affirmative vote of fifty-one (51) percent of the Plans and fifty-one (51) percent of the total then current weighted vote of all the Plans.

            H.          Extensions of Time

            Any time limit set forth in these Rules may be extended upon agreement of the parties and approval of: (i) the Chairman of the Mediation Committee if the proceeding is then in Mediation; (ii) the Administrator if the proceeding is in Arbitration, but no Arbitration Panel has been selected; or
(iii) the Arbitration Panel, if the proceeding is in Arbitration and the Arbitration Panel has been selected.

            I.          Intervention

            The Plans, their Controlled Affiliates, and BCBSA, to the extent subject to MMDR pursuant to their License Agreements, shall have the right to move to intervene in any pending Arbitration. A written motion for intervention shall be made to: (i) the Administrator, if the proceeding is in Arbitration, but no Arbitration Panel has been selected; or (ii) the Arbitration Panel, if the proceeding is in Arbitration and the Arbitration Panel has been selected. The written motion for intervention shall be delivered to the BCBSA Corporate Secretary (which shall also constitute service on the BCBSA if it is a respondent) and to any Plan(s) and/or Controlled Affiliate(s) which are parties to the proceeding. Any party to the proceeding can submit written objections to the motion to intervene. The motion for intervention shall be granted upon good cause shown. Intervention also may be allowed by stipulation of the parties to the Arbitration proceeding. Intervention shall be allowed upon such terms as the Arbitration Panel decides.

            J.          BCBSA Assistance In Resolution of Disputes

            The resources and personnel of the BCBSA may be requested by any member Plan at any time to try to resolve disputes with another Plan.

            K.          Neutral Evaluation

            The parties can voluntarily agree at any time to have an independent party render a neutral evaluation of the parties' respective positions.

                                  EXHIBIT 5-A




                               MEDIATION COMMITTEE


REPORTS TO: Board of Directors


CHARGE:     1.   Develop and implement processes for resolving misunderstandings or disagreements between Plans or between Plans and the Association under the following circumstances:

              a. Matters at issue regarding relationships between Plans or between Plans and the Association.

              b. Matters at issue regarding relationships between Plans or between Plans and the Association.

              c. Matters at issue under the Inter-Plan Bank, Reciprocity, and Transfer Programs.

              d. Matters at issue regarding contractor selection or performance under the Medicare Part A Program.

            2. Determination of equalization allowances and/or cost allowances under FEP shall not be considered by this Committee.


MEMBERSHIP: Six to Eight


STAFF:           Senior Vice President and General Counsel

                          BLUE SHIELD LICENSE AGREEMENT



            This agreement by and between Blue Cross and Blue Shield Association ("BCBSA") and The Blue Shield Plan, known as ______________ (the "Plan").

                                    Preamble


            WHEREAS, the Plan and/or its predecessor(s) in interest (collectively the "Plan") had the right to use the BLUE SHIELD and BLUE SHIELD Design service marks (collectively the "Licensed Marks") for health care plans in its service area, which was essentially local in nature;


            WHEREAS, the Plan was desirous of assuring nationwide protection of the Licensed Marks, maintaining uniform quality controls among Plans, facilitating the provision of cost effective health care services to the public and otherwise benefiting the public;


            WHEREAS, to better attain such ends, the Plan and the predecessor of BCBSA executed the Agreement(s) Relating to the Collective Service Mark "Blue Shield"; and


            WHEREAS, BCBSA and the Plan desire to supercede said Agreement(s) to reflect their current practices and to assure the continued integrity of the Licensed Marks and of the BLUE SHIELD system;


            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    Agreement

            1. BCBSA hereby grants to the Plan, upon the terms and conditions of this License Agreement, the right to use BLUE SHIELD in its trade and/or corporate name (the "Licensed Name"), and the right to use the Licensed Marks, in the sale, marketing and administration of health care plans and related services in the Service Area set forth and defined in paragraph 5 below. As used herein, health care plans and related services shall include acting as a nonprofit health care plan, a for-profit health care plan, or mutual health insurer operating on a not-for-profit or for-profit basis, under state law; financing access to health care services; providing health care management and administration; administering, but not underwriting, non-health portions of Worker's Compensation insurance; and delivering health care services.

            2. The Plan may use the Licensed Marks and Name in connection with the offering of: a) health care plans and related services in the Service Area through Controlled Affiliates, provided that each such affiliate is separately licensed to use the Licensed Marks and Name under the terms and conditions contained in the Agreement attached as Exhibit 1 hereto (the "Controlled Affiliate License Agreement"); and: b) insurance coverages offered by life insurers under the applicable law in the Service Area, other than those which the Plan may offer in its own name, provided through Controlled Affiliates, provided that each such affiliate is separately licensed to use the Licensed Marks and Name under the terms and conditions contained in the Agreement attached as Exhibit 1A hereto (the "Controlled Affiliate License Agreement Applicable to Life Insurance Companies") and further provided that the offering of such services does not and will not dilute or tarnish the unique value of the Licensed Marks and Name; and c) administration and underwriting of Workers' Compensation Insurance Controlled Affiliates, provided that each such Affiliate is separately licensed to use the Licensed Marks and Name under the terms and conditions contained in the Agreement attached as Exhibit 1 hereto (the "Controlled Affiliate License.") With respect to any HMO previously sublicensed as provided in a License Addendum between BCBSA and the Plan, the Plan shall have one (1) year from the date hereof to obtain execution of the direct license required herein. As used herein, a Controlled Affiliate is defined as an entity organized and operated in such a manner that it is subject to the bona fide control of a Plan or Plans. Absent written approval by BCBSA of an alternative method of control, bona fide control shall mean:

            A. The legal authority, directly or indirectly through wholly-owned subsidiaries: (a) to select members of the Controlled Affiliate's governing body having not less than 51% voting control thereof; (b) to exercise operational control with respect to the governance thereof; and (c) to prevent any change in its articles of incorporation, bylaws or other governing documents deemed inappropriate. In addition, a Plan or Plans shall own at least 51% of any for-profit Controlled Affiliate; or

            B. The legal authority directly or indirectly through wholly-owned subsidiaries (a) to select members of the Affiliate's governing body having not less than 50% voting control; (b) the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the Affiliate with which it does not concur; (c) at least equal control over the operations of the Affiliate; and (d) to concur before the Affiliate can:

                        Amended as of November 16, 1995

1. Change its legal and/or trade name;

2. Change the geographic area in which it operates;

3. Change the types of businesses in which it engages;

4. Take any action that Plan or BCBSA reasonably believes will adversely affect the Licensed Marks or Names.


                        Amended as of November 17, 1994


                                      -2a-

            3. The Plan may engage in activities not required by BCBSA to be directly licensed through Controlled Affiliates and may indicate its relationship thereto by use of the Licensed Name as a tag line, provided that the engaging in such activities does not and will not dilute or tarnish the unique value of the Licensed Marks and Name and further provided that such tag line use is not in a manner likely to cause confusion or mistake. Consistent with the avoidance of confusion or mistake, each tag line use of the Plan's Licensed Name: (a) shall be in the style and manner specified by BCBSA from time-to-time; (b) shall not include the design service marks; (c) shall not be in a manner to import more than the Plan's mere ownership of the affiliate; and
(d) shall be restricted to the Service Area. No rights are hereby created in any Controlled Affiliate to use the Licensed Name in its own name or otherwise. At least annually, the Plan shall provide BCBSA with representative samples of each such use of its Licensed Name pursuant to the foregoing conditions.

            4. The Plan recognizes the importance of a comprehensive national network of independent BCBSA licensees which are committed to strengthening the Licensed Marks and Name. The Plan further recognizes that its actions within its Service Area may affect the value of the Licensed Marks and Name nationwide. The Plan agrees (a) to maintain in good standing its membership in BCBSA; (b) promptly to pay its dues to BCBSA, said dues to represent the royalties for this License Agreement; (c) materially to comply with all applicable laws; (d) to comply with the Membership Standards of BCBSA, a current copy of which is attached as Exhibit 2 hereto; and (e) reasonably to permit BCBSA, upon a written, good faith request and during reasonable business hours, to inspect the Plan's books and records necessary to ascertain compliance herewith. As to other Plans and third parties, BCBSA shall maintain the confidentiality of all documents and information furnished by the Plan pursuant hereto, or pursuant to the Membership Standards, and clearly designated by the Plan as containing proprietary information of the Plan.

            5. The rights hereby granted are exclusive to the Plan within the geographical area(s) served by the Plan on June 30, 1972, and/or as to which the Plan has been granted a subsequent license, which is hereby defined as the "Service Area," except that BCBSA reserves the right to use the Licensed Marks in said Service Area, and except to the extent that said Service Area may overlap areas served by one or more other licensed Blue Shield Plans as of said date or subsequent license, as to which overlapping areas the rights hereby granted are nonexclusive as to such other Plan or Plans only.

                        Amended as of September 19, 1996

              6. Except as expressly provided by BCBSA with respect to National Accounts, Government Programs and certain other necessary and collateral uses, the current rules and regulations governing which are attached as Exhibit 3 and
Exhibit 4 hereto, or as expressly provided herein, the Plan may not use the Licensed Marks and Name outside the Service Area or in connection with other goods and services, nor may the Plan use the Licensed Marks or Name in a manner which is intended to transfer in the Service Area the goodwill associated therewith to another mark or name. Nothing herein shall be construed to prevent the Plan from engaging in lawful activity anywhere under other marks and names not confusingly similar to the Licensed Marks and Name, provided that engaging in such activity does and will not dilute or tarnish the unique value of the Licensed Marks and Name.


              7. The Plan agrees that it will display the Licensed Marks and Name only in such form, style and manner as shall be specifically prescribed by BCBSA from time-to-time in regulations of general application in order to prevent impairment of the distinctiveness of the Licensed Marks and Name and the goodwill pertaining thereto. The Plan shall cause to appear on all materials on or in connection with which the Licensed Marks or Name are used such legends, markings and notices as BCBSA may reasonably request in order to give appropriate notice of service mark or other proprietary rights therein or pertaining thereto.


              8. BCBSA agrees that: (a) it will not grant any other license effective during the term of this License Agreement for the use of the Licensed Marks or Name which is inconsistent with the rights granted to the Plan hereunder; and (b) it will not itself use the Licensed Marks in derogation of the rights of the Plan or in a manner to deprive the Plan of the full benefits of this License Agreement. The Plan agrees that it will not attack the title of BCBSA in and to the Licensed Marks or Name or attack the validity of the Licensed Marks or of this License Agreement. The Plan further agrees that all use by it of the Licensed Marks and Name or any similar mark or name shall inure to the benefit of BCBSA, and the Plan shall cooperate with BCBSA in effectuating the assignment to BCBSA of any service mark or trademark registrations of the Licensed Marks or any similar mark or name held by the Plan or a Controlled Affiliate of the Plan, all or any portion of which registration consists of the Licensed Marks.

            9. (a). Should the Plan fail to comply with the provisions of paragraphs 2-4, 6, 7 and/or 12, and not cure such failure within thirty (30) days of receiving written notice thereof (or commence curing such failure within such thirty day period and continue diligent efforts to complete the curing of such failure if such curing cannot reasonably be completed within such thirty day period), BCBSA shall have the right to issue a notice that the Plan is in a state of noncompliance. Except as to the termination of a Plan's License Agreement or the merger of two or more Plans, disputes as to noncompliance, and all other disputes between or among BCBSA, the Plan, other Plans and/or Controlled Affiliates, shall be submitted promptly to mediation and mandatory dispute resolution pursuant to the rules and regulations of BCBSA, a current copy of which is attached as Exhibit 5 hereto, and shall be timely presented and resolved. The mandatory dispute resolution panel shall have authority to issue orders for specific performance and assess monetary penalties. If a state of noncompliance as aforesaid is undisputed by the Plan or is found to exist by a mandatory dispute resolution panel and is uncured as provided above, BCBSA shall have the right to seek judicial enforcement of the License Agreement and/or to issue a notice of termination thereof. Except, however, as provided in paragraph 15(a)(i)-(viii) below, no Plan's license to use the Licensed Marks and Name may be finally terminated for any reason without the affirmative vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans.

                          (b).  Notwithstandng any other provision of this
License Agreement, a Plan's license to use the Licensed Marks and Name may be forthwith terminated by the affirmative vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans at a special meeting expressly called by BCBSA for the purpose on ten (10) days written notice for: (i) failure to comply with any minimum capital or liquidity requirement under the Membership Standard on Financial Responsibility; or (ii) impending financial insolvency; or (iii) such other reason as is determined in good faith immediately and irreparably to threaten the integrity and reputation of BCBSA, the Plans and/or the Licensed Marks.

                          (c).  To the extent not otherwise provided therein,
neither: (i) the Membership Standards; nor (ii) the rules and regulations governing National Accounts, Government Programs and certain other uses; nor
(iii) the rules and regulations governing mediation and mandatory dispute resolution, may be amended unless and until each such amendment is first adopted by the affirmative vote of three-fourths of the Plans and of three-fourths of the total then current weighted vote of all the Plans.

                        Amended as of November 17, 1994

                 9. (d). The Plan may operate as a for-profit company on the following conditions:

            (i) The Plan shall discharge all responsibilities which it has to the Association and to other Plans by virtue of this Agreement and the Plan's membership in BCBSA.

            (ii) The Plan shall not use the licensed Marks and Name, or any derivative thereof, as part of its legal name or any symbol used to identify the Plan in any securities market. The Plan shall use the licensed Marks and Name as part of its trade name within its service area for the sale, marketing and administration of health care and related services in the service area.

            (iii) The Plan's license to use the Licensed Marks and Name shall automatically terminate effective ten business days after: (a) any Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing 20% or more of the voting power of the Plan, unless such Person shall cease to be such a Beneficial Owner prior to such automatic termination becoming effective; (b) individuals who at the time the Plan went public constituted the Board of Directors of the Plan (together with any new directors whose election to the Board was approved by a vote of 2/3 of the directors then still in office who were directors at the time the Plan went public or whose election or nomination was previously so approved) (the "Continuing Directors") cease for any reason to constitute a majority of the Board of Directors; or (c) the Plan consolidates with or merges with or into any person or conveys, assigns, transfers or sells all or substantially all of its assets to any person other than a merger in which the Plan is the surviving entity and immediately after which merger, no person or group beneficially owns securities representing 20% or more of the voting power of the Plan: provided that, if requested by the affected Plan prior to such automatic termination becoming effective, the provisions of this paragraph 9(d)(iii) may be waived or made conditional, in whole or in part, upon the affirmative vote of a majority of the disinterested Plans and a majority of the total then current weighted vote of the disinterested Plans.

In the event that the Plan's license to use the Licensed Marks and Name is terminated pursuant to this Paragraph 9(d)(iii), the license may be reinstated by BCBSA if, within 30 days of the date of such termination, the Plan demonstrates that the Person referred to in the preceding sentence is no longer the Beneficial Owner of securities representing 20% or more of the voting power of the Plan.

                        Amended as of September 29, 1994







                                      -5a-

The Plan's license to use the Licensed Marks and Name may be terminated if any Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing 5% or more of the voting power of the Plan and such Person's Beneficial Ownership is deemed in BCBSA's absolute discretion, detrimental to the best interest of the Name and Marks; provided, however that such termination shall become effective only upon the affirmative vote of three-fourths of the disinterested Plans and three-fourths of the total then current weighted vote of the disinterested Plans.

            (iv) For purposes of paragraph 9(d)(iii), the following definitions shall apply:

                  (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on November 17, 1993 (the "Exchange Act").

                  (b) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

                            (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

                            (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                            (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (other than customary agreements with and between

                        Amended as of September 29, 1994


                                      -5b-
                            underwriters and selling group members with respect to a bona fide public offering of securities) relating to the acquisition, holding, voting (except to the extent contemplated by the proviso to
                            (b)(ii)(B) above) or disposing of any securities of the Plan.

                            Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Plan, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.


                  (c) "Person" shall mean any individual, firm, partnership, corporation, trust, association, joint venture or other entity, and shall include any successor (by merger or otherwise) or such entity.


                        Amended as of September 29, 1994






                                      -5c-

            10. This License Agreement shall remain in effect: (a) until terminated as provided herein; or (b) until this and all such other License Agreements are terminated by the affirmative vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans; or
(c) until terminated by the Plan upon six (6) months written notice to BCBSA.

            11. Except as otherwise provided in paragraph 15 below or by the affirmative vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans, or unless this and all such other License Agreements are simultaneously terminated by force of law, the termination of this License Agreement for any reason whatsoever shall cause the reversion to BCBSA of all rights in and to the Licensed Marks and Name, and the Plan agrees that it will promptly discontinue all use of the Licensed Marks and Name, will not use them thereafter, and will promptly, upon written notice from BCBSA, change its corporate name so as to eliminate the Licensed Name therefrom.


            12. The license hereby granted to Plan to use the Licensed Marks and Name is and shall be personal to the Plan so licensed and shall not be assignable by any act of the Plan, directly or indirectly, without the written consent of BCBSA. Said license shall not be assignable by operation of law, nor shall Plan mortgage or part with possession or control of this license or any right hereunder, and the Plan shall have no right to grant any sublicense to use the Licensed Marks and Name.


            13. BCBSA shall maintain appropriate service mark registrations of the Licensed Marks and BCBSA shall take such lawful steps and proceedings as may be necessary or proper to prevent use of the Licensed Marks by any person who is not authorized to use the same. Any actions or proceedings undertaken by BCBSA under the provisions of this paragraph shall be at BCBSA's sole cost and expense. BCBSA shall have the sole right to determine whether or not any legal action shall be taken on account of unauthorized use of the Licensed Marks, such right not to be unreasonably exercised. The Plan shall report any unlawful usage of the Licensed Marks to BCBSA in writing and agrees, free of charge, to cooperate fully with BCBSA's program of enforcing and protecting the service mark rights, trade name rights and other rights in the Licensed Marks.

            14. The Plan hereby agrees to save, defend, indemnify and hold BCBSA and any other Plan(s) harmless from and against all claims, damages, liabilities and costs of every kind, nature and description which may arise exclusively and directly as a result of the activities of the Plan. BCBSA hereby agrees to save, defend, indemnify and hold the Plan and any other Plan(s) harmless from and against all claims, damages, liabilities and costs of every kind, nature and description which may arise exclusively and directly as a result of the activities of BCBSA.

            15. (a). This Agreement shall automatically terminate upon the occurrence of any of the following events: (i) a voluntary petition shall be filed by the Plan or by BCBSA seeking bankruptcy, reorganization, arrangement with creditors or other relief under the bankruptcy laws of the United States or any other law governing insolvency or debtor relief, or (ii) an involuntary petition or proceeding shall be filed against the Plan or BCBSA seeking bankruptcy, reorganization, arrangement with creditors or other relief under the bankruptcy laws of the United States or any other law governing insolvency or debtor relief and such petition or proceeding is consented to or acquiesced in by the Plan or BCBSA or is not dismissed within sixty (60) days of the date upon which the petition or other document commencing the proceeding is served upon the Plan or BCBSA respectively, or(iii) an order for relief is entered against the Plan or BCBSA in any case under the bankruptcy laws of the United States, or the Plan or BCBSA is adjudged bankrupt or insolvent (as that term is defined in the Uniform Commercial Code as enacted in the state of Illinois) by any court of competent jurisdiction, or (iv) the Plan or BCBSA makes a general assignment of its assets for the benefit of creditors, or (v) the Department of Insurance or other regulatory agency assumes control of the Plan or delinquency proceedings (voluntary or involuntary) are instituted, or (vi) an action is brought by the Plan or BCBSA seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property or business, or (vii) an action is instituted against the Plan or BCBSA seeking its dissolution or liquidation of its assets or seeking appointment of a trustee, interim trustee, receiver or other custodian for any of its property or business and such action is consented to or acquiesced in by the Plan or BCBSA or is not dismissed within sixty (60) days of the date upon which the pleading or other document commencing the action is served upon the Plan or BCBSA respectively, or(viii) a trustee, interim trustee, receiver or other custodian for any of the Plan's or BCBSA's property or business is appointed, or (ix) the Plan shall fail to pay its dues and shall not cure such failure within thirty (30) days of receiving written notice thereof.


                           Amended November 21, 1996

            (b). BCBSA, or the Plans (as provided and in addition to the rights conferred in Paragraph 10(b) above), may terminate this Agreement immediately upon written notice upon the occurrence of either of the following events: (a) the Plan or BCBSA becomes insolvent (as that term is defined in the Uniform Commercial Code enacted in the state of Illinois), or (b) any final judgment against the Plan or BCBSA remains unsatisfied or unbonded of record for a period of sixty (60) days or longer.

            (c). If this License Agreement is terminated as to BCBSA for any reason stated in subparagraphs 15(a) and (b) above, the ownership of the Licensed Marks shall revert to each of the Plans.

            (d). Upon termination of this License Agreement or any Controlled Affiliate License Agreement of a Larger Affiliate, as defined in Exhibit 1 to this License Agreement:

                                    (i)  The terminated entity shall send a
                                         notice through the U.S. mails, with
                                         first class postage affixed, to all
                                         individual and group customers,
                                         providers, brokers and agents of
                                         products or services sold, marketed,
                                         underwritten or administered by the
                                         terminated entity or its Controlled
                                         Affiliates under the Licensed Marks and
                                         Name.  The form and content of the
                                         notice shall be specified by BCBSA and
                                         shall, at a minimum, notify the
                                         recipient of the termination of the
                                         license, the consequences thereof, and
                                         instructions for obtaining alternate
                                         products or services licensed by BCBSA.
                                         This notice shall be mailed within 15
                                         days after termination or, if
                                         termination is pursuant to paragraph
                                         10(d) of this Agreement, within 15 days
                                         after the written notice to BCBSA
                                         described in paragraph 10(d).

                                    (ii) The terminated entity shall deliver to
                                         BCBSA within five days of a request by
                                         BCBSA a listing of national accounts in
                                         which the terminated entity is involved
                                         (in a Control, Participating or
                                         Servicing capacity), identifying the
                                         national account and the terminated
                                         entity's role therein. For those
                                         accounts where the terminated entity is
                                         the Control Plan, the Plan must also
                                         indicate the Participating and
                                         Servicing Plans in the national account
                                         syndicate.

                        Amended as of September 19, 1996

                                   (iii) Unless the cause of termination
                                         is an event stated in paragraph
                                         15(a) or (b) above respecting
                                         BCBSA, the Plan and its Licensed
                                         Controlled Affiliates shall be
                                         jointly liable for payment to
                                         BCBSA of an amount equal to $25
                                         multiplied by the number of
                                         Licensed Enrollees of the
                                         terminated entity and its
                                         Licensed Controlled Affiliates;
                                         provided that if any other Plan
                                         is permitted by BCBSA to use
                                         marks or names licensed by BCBSA
                                         in the Service Area established
                                         by this Agreement, the payment
                                         shall be multiplied by a
                                         fraction, the numerator of which
                                         is the number of Licensed
                                         Enrollees of the terminated
                                         entity and its Licensed
                                         Controlled Affiliates and the
                                         denominator of which is the total
                                         number of Licensed Enrollees in
                                         the Service Area.  Licensed
                                         Enrollee means each and every
                                         person and covered dependent who
                                         is enrolled as an individual or
                                         member of a group receiving
                                         products or services sold,
                                         marketed or administered under
                                         marks or names licensed by BCBSA
                                         as determined at the earlier of
                                         (a) the end of the last fiscal
                                         year of the terminated entity
                                         which ended prior to termination
                                         or (b) the fiscal year which
                                         ended before any transactions
                                         causing the termination began.
                                         Notwithstanding the foregoing,
                                         the amount payable pursuant to
                                         this subparagraph (d)(iii) shall
                                         be due only to the extent that,
                                         in BCBSA's opinion, it does not
                                         cause the net worth of the Plan
                                         to fall below 100% of the capital
                                         benchmark formula or its
                                         equivalent under any successor
                                         formula, as set forth in the
                                         applicable financial
                                         responsibility standards
                                         established by BCBSA, measured as
                                         of the date of termination and
                                         adjusted for the value of any
                                         transactions not made in the
                                         ordinary course of business.

                                    (iv) BCBSA shall have the right to
                                         audit the books and records of
                                         the terminated entity and its
                                         Licensed Controlled Affiliates to
                                         verify compliance with this
                                         paragraph 15(d).

                        Amended as of September 19, 1996


                                      -8a-

                                    (v)  As to a breach of 15 (d) (i),
                                         (ii), (iii) or (iv), the parties
                                         agree that the obligations are
                                         immediately enforceable in a
                                         court of competent jurisdiction.
                                         As to a breach of 15 (d) (i),
                                         (ii) or (iv) by the Plan, the
                                         parties agree there is no
                                         adequate remedy at law and BCBSA
                                         is entitled to obtain specific
                                         performance.

                  (e). BCBSA shall be entitled to enjoin the Plan or any related party in a court of competent jurisdiction from entry into any transaction which would result in a termination of this License Agreement unless the License Agreement has been terminated pursuant to paragraph 10 (d) of this Agreement upon the required six (6) month written notice.

                  (f). BCBSA acknowledges that it is not the owner of assets of the Plan.

            16. This Agreement supersedes any and all other agreements between the parties with respect to the subject matter herein, and contains all of the covenants and agreements of the parties as to the licensing of the Licensed Marks and Name. This Agreement may be amended only by a signed writing, the form of which shall have been approved by the affirmative vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans.

            17. If any provision or any part of any provision of this Agreement is judicially declared unlawful, each and every other provision, or any part of any provision, shall continue in full force and effect notwithstanding such judicial declaration.

            18. No waiver by BCBSA or the Plan of any breach or default in performance on the part of BCBSA or the Plan or any other licensee of any of the terms, covenants or conditions of this Agreement shall constitute a waiver of any subsequent breach or default in performance of said terms, covenants or conditions.

            19. All notices provided for hereunder shall be in writing and shall be sent in duplicate by regular mail to BCBSA or the Plan at the address currently published for each by BCBSA and shall be marked respectively to the attention of the President and, if any, the General Counsel, of BCBSA or the Plan.

                        Amended as of September 19, 1996
                                      -8b-

            20. Nothing herein contained shall be construed to constitute the parties hereto as partners or joint venturers, or either as the agent of the other, and Plan shall have no right to bind or obligate BCBSA in any way, nor shall it represent that it has any right to do so. BCBSA shall have no liability to third parties with respect to any aspect of the business, activities, operations, products, or services of the Plan.

            21. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of Illinois.


IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed, effective as of the date of last signature written below.

BLUE CROSS AND BLUE SHIELD ASSOCIATION


By_______________________________


Title____________________________


Date_____________________________



_________________________________


By_______________________________


Title____________________________


Date_____________________________

                                   EXHIBIT 1
                                   BLUE SHIELD
                           AFFILIATE LICENSE AGREEMENT


            This Agreement by and among Blue Cross and Blue Shield Association ("BCBSA") and _______________________________________________ ("Affiliate"), an
affiliate of the Blue Shield Plan(s), known as _____________________ ("Plan"), which is also a Party signatory hereto.

            WHEREAS, BCBSA is the owner of the BLUE SHIELD and BLUE SHIELD Design service marks;

            WHEREAS, Plan and Affiliate desire that the latter be entitled to use the BLUE SHIELD and BLUE SHIELD Design service marks (collectively the "Licensed Marks") as service marks and be entitled to use the term BLUE SHIELD in a trade name ("Licensed Name");

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1.          GRANT OF LICENSE

            Subject to the terms and conditions of this Agreement, BCBSA hereby grants to Affiliate the right to use the Licensed Marks and Name in connection with, and only in connection with: (i) health care plans and related services and administering the non-health portion of workers' compensation insurance, and
(ii) underwriting the indemnity portion of workers' compensation insurance, provided that Affiliate's total premium revenue comprises less than 15 percent of the sponsoring Plan's net subscription revenue.

This grant of rights is non-exclusive and is limited to the Service Area served by the Plan. Affiliate may not use the Licensed Marks and Name in its legal name and may use the Licensed Marks and Name in its Trade Name only with the prior consent of BCBSA.

            2.          QUALITY CONTROL

            A. Affiliate agrees to use the Licensed Marks and Name only in connection with the licensed services and further agrees to be bound by the conditions regarding quality control shown in attached Exhibit A as they may be amended by BCBSA from time-to-time.

            B. Affiliate agrees to comply with all applicable federal, state and local laws.

            C. Affiliate agrees that it will provide on an annual basis (or more often if reasonably required by Plan or by BCBSA) a report or reports to Plan and BCBSA demonstrating Affiliate's compliance with the requirements of this Agreement including but not limited to the quality control provisions of this paragraph and the attached Exhibit A.

            D. Affiliate agrees that Plan and/or BCBSA may, from time-to-time, upon reasonable notice, review and inspect the manner and method of Affiliate's rendering of service and use of the Licensed Marks and Name.

            E. As used herein, an Affiliate is defined as an entity organized and operated in such a manner, that it meets the following requirements:

(1)  If the Plan has 50 percent of the voting control of the Affiliate:

            (a) the Plan must have the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the Affiliate with which it does not concur;

            (b) the Plan must have at least equal control over the operations of the Affiliate;

            (c) the Plan must concur in writing before the Affiliate can:

                        (i)         change its legal and/or trade names;

                        (ii)        change the geographic area in which it
                                    operates;

                        (iii) change the fundamental type(s) of business in which it engages;

                        (iv) take any action that Plan or BCBSA reasonably believes will adversely affect the Licensed Marks and Name.

(2)         If the Plan has more than 50 percent voting control of the
            Affiliate:

            (a) the Plan must have the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the Affiliate with which it does not concur;

            (b) the Plan must have control over the policy and operations of the Affiliate.

            3.          SERVICE MARK USE

            A. Affiliate shall at all times make proper service mark use of the Licensed Marks and Name, including but not limited to use of such symbols or words as BCBSA shall specify to protect the Licensed Marks and Name and shall comply with such rules (generally applicable to Affiliates licensed to use the Licensed Marks and Name) relative to service mark use, as are issued from time-to-time by BCBSA. Affiliate recognizes and agrees that all use of the Licensed Marks and Name by Affiliate shall inure to the benefit of BCBSA.

            B. Affiliate may not directly or indirectly use the Licensed Marks and Name in a manner that transfers or is intended to transfer in the Service Area the goodwill associated therewith to another mark or name, nor may Affiliate engage in activity that may dilute or tarnish the unique value of the Licensed Marks and Name.

            C. If Affiliate meets the standards of 2E(1) but not 2E(2) above and any of Affiliate's advertising or promotional material is reasonably determined by BCBSA and/or the Plan to be in contravention of rules and regulations governing the use of the Licensed Marks and Name, Affiliate shall for ninety
(90) days thereafter obtain prior approval from BCBSA of advertising and promotional efforts using the Licensed Marks and Name, approval or disapproval thereof to be forthcoming within five (5) business days of receipt of same by BCBSA or its designee. In all advertising and promotional efforts, Affiliate shall observe the Service Area limitations applicable to Plan.

            D. Affiliate shall use its best efforts in the Service Area to promote and build the value of the Licensed Marks and Name.

            4.          SUBLICENSING AND ASSIGNMENT

            Affiliate shall not sublicense, transfer, hypothecate, sell, encumber or mortgage, by operation of law or otherwise, the rights granted hereunder and any such act shall be voidable at the sole option of Plan or BCBSA. This Agreement and all rights and duties hereunder are personal to Affiliate.

            5.          INFRINGEMENT

            Affiliate shall promptly notify Plan and Plan shall promptly notify BCBSA of any suspected acts of infringement, unfair competition or passing off that may occur in relation to the Licensed Marks and Name. Affiliate shall not be entitled to require Plan or BCBSA to take any actions or institute any proceedings to prevent infringement, unfair competition or passing off by third parties. Affiliate agrees to render to Plan and BCBSA, without charge, all reasonable assistance in connection with any matter pertaining to the protection of the Licensed Marks and Name by BCBSA.

            6.          LIABILITY INDEMNIFICATION

            Affiliate and Plan hereby agree to save, defend, indemnify and hold BCBSA harmless from and against all claims, damages, liabilities and costs of every kind, nature and description (except those arising solely as a result of BCBSA's negligence) that may arise as a result of or related to Affiliate's rendering of services under the Licensed Marks and Name.

            7.          LICENSE TERM

            A. Except as otherwise provided herein, the license granted by this Agreement shall remain in effect for a period of one (1) year and shall be automatically extended for additional one (1) year periods upon evidence satisfactory to the Plan and BCBSA that Affiliate meets the then applicable quality control standards.

            B. This Agreement and all of Affiliate's rights hereunder shall immediately terminate without any further action by any party or entity in the event that Plan ceases to be authorized to use the Licensed Marks and Name.

            C. Notwithstanding any other provision of this Agreement, this license to use the Licensed Marks and Name may be forthwith terminated by the Plan or the affirmative vote of the majority of the Board of Directors of BCBSA present and voting at a special meeting expressly called by BCBSA for the purpose on ten (10) days written notice for: (1) failure to comply with any applicable minimum capital or liquidity requirement under the quality control standards of this Agreement; or (2) failure to comply with the "Organization and Governance" quality control standard of this Agreement; or (3) impending financial insolvency; or (4) for a Smaller Affiliate (as defined in Exhibit A), failure to comply with any of the applicable requirements of Standards 2, 3, 4, 5 or 7 of attached Exhibit A; or (5) such other reason as is determined in good faith immediately and irreparably to threaten the integrity and reputation of BCBSA, the Plans, any other licensee including Affiliate and/or the Licensed Marks and Name.

            D. Except as otherwise provided in Paragraphs 7(B), 7(C) or 7(E) herein, should Affiliate fail to comply with the provisions of this Agreement and not cure such failure within thirty (30) days of receiving written notice thereof (or commence a cure within such thirty day period and continue diligent efforts to complete the cure if such curing cannot reasonably be completed within such thirty day period) BCBSA or the Plan shall have the right to issue a notice that the Affiliate is in a state of noncompliance. If a state of noncompliance as aforesaid is undisputed by the Affiliate or is found to exist by a mandatory dispute resolution panel and is uncured as provided above, BCBSA shall have the right to seek judicial enforcement of the Agreement or to issue a notice of termination thereof. Notwithstanding any other provisions of this Agreement, any disputes as to the termination of this License pursuant to Paragraphs 7(B), 7(C) or 7(E) of this Agreement shall not be subject to mediation and mandatory dispute resolution. All other disputes between BCBSA, the Plan and/or Affiliate shall be submitted promptly to mediation and mandatory dispute resolution. The mandatory dispute resolution panel shall have authority to issue orders for specific performance and assess monetary penalties. Except, however, as provided in Paragraphs 7(B) and 7(E) of this Agreement, this license to use the Licensed Marks and Name may not be finally terminated for any reason without the affirmative vote of a majority of the present and voting members of the Board of Directors of BCBSA.

            E. This Agreement and all of Affiliate's rights hereunder shall immediately terminate without any further action by any party or entity in the event that:

            (1) Affiliate shall no longer comply with item 2(E) above;

            (2) Appropriate dues, royalties and other payments for Affiliate pursuant to paragraph 9 hereof, which are the royalties for this License Agreement, are more than sixty (60) days in arrears to BCBSA; or

            (3) Any of the following events occur: (i) a voluntary petition shall be filed by Affiliate seeking bankruptcy, reorganization, arrangement with creditors or other relief under the bankruptcy laws of the United States or any other law governing insolvency or debtor relief, or (ii) an involuntary petition or proceeding shall be filed against Affiliate seeking bankruptcy, reorganization, arrangement with creditors or other relief under the bankruptcy laws of the United States of any other law governing insolvency or debtor relief and such petition or proceeding is consented to or acquiesced in by Affiliate or is not dismissed within sixty (60) days of the date upon which it was filed, or
(iii) an order for relief is entered against Affiliate in any case under the bankruptcy laws of the United States, or Affiliate is adjudged bankrupt or insolvent as those terms are defined in the Uniform Commercial Code as enacted in the State of Illinois by any court of competent jurisdiction, or (iv) Affiliate makes a general assignment of its assets for the benefit of creditors, or (v) the Department of Insurance or other regulatory agency assumes control of Affiliate or delinquency proceedings (voluntary or involuntary) are instituted, or (vi) an action is brought by Affiliate seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property or business, or (vii) an action is instituted against Affiliate seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property or business and such action is consented to or acquiesced in by Affiliate or is not dismissed within sixty (60) days of the date upon which it was instituted, or (viii) a trustee, interim trustee, receiver or other custodian for any of Affiliate's property or business is appointed.

            F. Upon termination of this Agreement for cause or otherwise, Affiliate agrees that it shall immediately discontinue all use of the Licensed Marks and Name, including any use in its trade name.

            G. Upon termination of this Agreement, Affiliate shall immediately notify all of its customers that it is no longer a licensee of BCBSA and, if directed by the Association's Board of Directors, shall provide instruction on how the customer can contact BCBSA or a designated licensee to obtain further information on securing coverage. The notification required by this paragraph shall be in writing and in a form approved by BCBSA. The BCBSA shall have the right to audit the terminated entity's books and records to verify compliance with this paragraph.

            H. In the event that the Plan has more than 50 percent voting control of the Affiliate under Paragraph 2(E)(2) above and is a Larger Affiliate (as defined in Exhibit A), then the vote called for in Paragraphs 7(C) and 7(D) above shall require the affirmative vote of three-fourths of the Blue Shield Plans which are Regular Members of BCBSA and three-fourths of the total then current weighted vote of all the Blue Shield Plans which are Regular Member Plans of BCBSA.

            8.          DISPUTE RESOLUTION

            The parties agree that any disputes between them or between or among either of them and one or more Plans or Affiliates of Plans that use in any manner the Blue Cross and Blue Shield Marks and Name are subject to the Mediation and Mandatory Dispute Resolution process attached to and made a part of Plan's License from BCBSA to use the Licensed Marks and Name as Exhibits 5, 5A and 5B as amended from time-to-time, which documents are incorporated herein by reference as though fully set forth herein.

            9.          LICENSE FEE

            Affiliate will pay to BCBSA a fee for this License determined pursuant to the formula(s) set forth in Exhibit B.

            10.         JOINT VENTURE

            Nothing contained in the Agreement shall be construed as creating a joint venture, partnership, agency or employment relationship between Plan and Affiliate or between either and BCBSA.

            11.         NOTICES AND CORRESPONDENCE

            Notices regarding the subject matter of this Agreement or breach or termination thereof shall be in writing and shall be addressed in duplicate to the last known address of each other party, marked respectively to the attention of its President and, if any, its General Counsel.

            12.         COMPLETE AGREEMENT

            This Agreement contains the complete understandings of the parties in relation to the subject matter hereof. This Agreement may only be amended by a writing executed by all parties hereto or by the vote of three-fourths of the Plans and three-fourths of the total then current weighted vote of all the Plans.

            13.         SEVERABILITY

            If any term of this Agreement is held to be unlawful by a court of competent jurisdiction, such findings shall in no way affect the remaining obligations of the parties hereunder and the court may substitute a lawful term or condition for any unlawful term or condition so long as the effect of such substitution is to provide the parties with the benefits of this Agreement.

            14.         NONWAIVER

            No waiver by BCBSA of any breach or default in performance on the part of Affiliate or any other licensee of any of the terms, covenants or conditions of this Agreement shall constitute a waiver of any subsequent breach or default in performance of said terms, covenants or conditions.

            15.         GOVERNING LAW

            This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois.

            16.         HEADINGS

            The headings inserted in this agreement are for convenience only and shall have no bearing on the interpretation hereof.

            IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed and effective as of the date of last signature written below.


Affiliate

By:_______________________________________

Date:_____________________________________


Plan

By:_______________________________________

Date:_____________________________________


BLUE CROSS AND BLUE SHIELD ASSOCIATION

By:_______________________________________

Date:_____________________________________

EXHIBIT A



AFFILIATE LICENSE STANDARDS
June 1996

PREAMBLE



The standards for licensing affiliates are established by BCBSA and are subject to change from time-to-time upon the affirmative vote of three-fourths (3/4) of the Plans and three-fourths (3/4) of the total weighted vote. Each licensed Plan is required to use a standard affiliate license form provided by BCBSA and to cooperate fully in assuring that the licensed affiliate maintains compliance with the license standards.

The Affiliate License provides a flexible vehicle to accommodate the potential range of health and workers' compensation related products and services Plan affiliates provide. The Affiliate License collapses former health affiliate licenses (HCC, HMO, PPO, TPA, and IDS) into a single license using the following business-based criteria to provide a framework for license standards:

o Percent of affiliate controlled by parent: Greater than 50 percent or 50 percent?

o     Risk assumption:  yes or no?

o     Medical care delivery:  yes or no?

o Importance of the affiliate to the parent: If the affiliate has health or workers' compensation administration business, does such business constitute 15 percent or more (referred to as a "larger" affiliate) of the parent's and other licensed health subsidiaries' contract enrollment?

For purposes of definition:

o A "smaller affiliate:" (1) comprises less than fifteen percent (15%) of Plan's and its licensed affiliates' total contract enrollment (as reported on the BCBSA Quarterly Enrollment Report, excluding rider and freestanding coverage, and treating an entity seeking licensure as licensed);* or (2) underwrites the indemnity portion of workers' compensation insurance and has total premium revenue less than 15 percent of the sponsoring Plan's net subscription revenue.

o A "larger affiliate" comprises fifteen percent (15%) or more of Plan's and its licensed affiliates' total contract enrollment (as reported on the BCBSA Quarterly Enrollment Report, excluding rider and freestanding coverage, and treating an entity seeking licensure as licensed.)*

Conversion to the new license shall be:

o     For smaller affiliates:
      -     immediately for new applicants, and
      - January 1, 1996 for existing HMO, PPO, TPA and IDS licensees under fifteen percent (15%).

o     For larger affiliates:
      -     immediately for new applicants,
      -     July 1, 1995 for existing health coverage carrier licensees, and
      - June 1996, for all other currently licensed affiliates presently at or over fifteen percent(15%).

Changes in affiliate status:

If any affiliate's status changes regarding: its Plan ownership level, its risk acceptance or direct delivery of medical care, the affiliate shall notify BCBSA within thirty (30) days of such occurrence in writing and come into compliance with the applicable standards within six (6) months.

If a smaller affiliate's health and workers' compensation administration business surpasses fifteen percent (15%) of the total contract enrollment of the Plan and licensed affiliates, the affiliate shall:

1. Within thirty (30) days, notify BCBSA of this fact in writing, including evidence that the affiliate meets the minimum liquidity and capital (BCBSA Capital Benchmark and state-established minimum reserve) requirements of the larger affiliate Financial Responsibility standard; and

2. Within six (6) months after surpassing the fifteen percent (15%) threshold, demonstrate compliance with all license requirements for a larger affiliate.

If an affiliate that underwrites the indemnity portion of workers' compensation insurance receives a change in rating or proposed change in rating, the affiliate shall notify BCBSA within 30 days of notification by the external rating agency.

-----------

*For purposes of this calculation,

The numerator equals:

Applicant affiliate's contract enrollment, as defined in BCBSA's Quarterly Enrollment Report (excluding rider and freestanding coverage).

The denominator equals:

Numerator PLUS Plan and all other licensed affiliates' contract enrollment, as reported in BCBSA's Quarterly Enrollment Report (excluding rider and freestanding coverage).

                        STANDARDS FOR LICENSED AFFILIATES

Each affiliate seeking licensure must answer all four questions. Depending on the affiliate's answers, certain standards apply:

1. What percent of the affiliate is controlled by the parent Plan?

                 More than 50%                         50%
                 (arrow down)                      (arrow down)
                Standard 1A, 4                    Standard 1B, 4

                                  IN ADDITION,

2. Is risk being assumed?

                            Yes                                                           No
                         (arrows down)                                               (arrows down)
Affiliate       Affiliate                  Affiliate                  Affiliate comprises        Affiliate
underwrites     comprises (less than)15%   comprises (greater than    (less than)15% of total    comprises (greater
any indemnity   of total contract          or equal to)15%            contract                   than or equal to)15%
portion of      enrollment of              of total contract          enrollment of Plan         of total contract
workers'        Plan and its               enrollment of              and its licensed           enrollment of
compensation    licensed affiliates,       Plan and its               affiliates                 Plan and its
insurance       and does not               licensed affiliates,       (arrow down)               licensed affiliates
(arrow down)    underwrite the             and does not               Standard 2                 (arrow down)
Standards       indemnity portion          underwrite the             (Guidelines 2.1, 2.3)      Standard 6H
7A-7E           of workers'                indemnity portion
                compensation               of workers'
                insurance                  compensation
                (arrow down)               insurance
                Standard 2                 (arrow down)
                (Guidelines 2.1, 2.2)      Standard 6H

                                  IN ADDITION,

3. Is medical care being directly provided?

                            Yes                 No
                        (arrow down)       (arrow down)
                        Standard 3A         Standard 3B

                                  IN ADDITION,

4. If the affiliate has health or workers' compensation administration business, does such business comprise 15% or more of the total contract enrollment of Plan and its licensed affiliates?

       Yes                               No
  (arrow down)                      (arrows down)
Standards 6A-6I           Affiliate is a           Affiliate is
                          former primary           not a former
                          licensee                 primary licensee
                          (arrow down)             (arrow down)
                          Standards 5,8,9          Standards 5,8

Standard 1 - Organization and Governance

1A.)  The Standard for more than 50% Plan ownership is:

An affiliate shall be organized and operated in such a manner that it is controlled by a licensed Plan or Plans which have, directly or indirectly: 1) more than 50% of the voting control of the affiliate; and 2) the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the affiliate with which it does not concur; and 3) operational control of the affiliate.

1B.)        The Standard for 50% Plan ownership is:

An affiliate shall be organized and operated in such a manner that a licensed Plan or Plans have directly or indirectly:

1)          not less than 50% of the voting control of the affiliate; and

2) the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the affiliate with which it does not concur; and

3) at least equal direct or indirect control over the operations of the affiliate; and

4) sufficient authority so that changes in the following require the approval of the Licensed Plan or Plans:

            o           geographic operating area of the affiliate

            o           the legal and trade names of the affiliate

            o           the types of activity in which the affiliate engages

            o any action which would cause the affiliate to be in violation of the Standards applicable to Licensure by BCBSA.

Standard 2 - Financial Responsibility

An affiliate shall be operated in a manner that provides reasonable financial assurance that it can fulfill all of its contractual obligations to its customers. If a risk-assuming affiliate ceases operations for any reason, Blue Cross and/or Blue Shield Plan coverage will be offered to all affiliate subscribers without exclusions, limitations or conditions based on health status. If a nonrisk-assuming affiliate ceases operations for any reason, sponsoring Plan(s) will provide for services to its (their) customers.

Standard 3 - State Licensure/Certification

3A.)        The Standard for an affiliate that employs, owns or contracts on a substantially exclusive basis for medical services is:

An affiliate shall maintain unimpaired licensure or certification for its medical care providers to operate under applicable state laws.


3B.)        The Standard for an affiliate that does not employ, own or contract on a substantially exclusive basis for medical services is:

An affiliate shall maintain unimpaired licensure or certification to operate under applicable state laws.

Standard 4 - Certain Disclosures

An affiliate shall make adequate disclosure in contracting with third parties and in disseminating public statements of 1) the structure of the Blue Cross and Blue Shield System; and 2) the independent nature of every licensee; and 3) the affiliate's financial condition.

Standard 5 - Reports and Records for Certain Smaller Affiliates

For a smaller affiliate that does not underwrite the indemnity portion of workers' compensation insurance, the Standard is:

An affiliate and/or its licensed Plan(s) shall furnish, on a timely and accurate basis, reports and records relating to these Standards and the License Agreements between BCBSA and affiliate.

Standard 6 - Other Standards for Larger Affiliates

Standards 6(A) - (I) that follow apply to larger affiliates.

Standard 6(A):  Board of Directors

An affiliate Governing Board shall act in the interest of its Corporation in providing cost-effective health care services to its customers. An affiliate shall maintain a governing Board, which shall control the affiliate, composed of a majority of persons other than providers of health care services, who shall be known as public members. A public member shall not be an employee of or have a financial interest in a health care provider, nor be a member of a profession which provides health care services.

Standard 6(B):  Responsiveness to Customers

An affiliate shall be operated in a manner responsive to customer needs and requirements.

Standard 6(C):  Participation in National Programs

An affiliate shall effectively and efficiently participate in each national program as from time to time may be adopted by the Member Plans for the purposes of providing portability of membership between the licensees and ease of claims processing for customers receiving benefits outside of the affiliate's Service Area.

Such programs are applicable to licensees, and include:

            A.          Inter-Plan Transfer Agreement;

            B.          National Account Equalization Program;

            C.          BlueCard Program;

            D.          Inter-Plan Teleprocessing System (ITS); and

            E.          Inter-Plan Data Reporting (IPDR) Program.


Standard 6(D):   Financial Performance Requirements

In addition to requirements under the national programs listed in Standard 6C: Participation in National Programs, an affiliate shall take such action as required to ensure its financial performance in programs and contracts of an inter-licensee nature or where BCBSA is a party.

Standard 6(E):  Cooperation with Plan Performance Response Process

An affiliate shall cooperate with BCBSA's Board of Directors and its Plan Performance and Financial Standards Committee in the administration of the Plan Performance Response Process and in addressing affiliate performance problems identified thereunder.

Standard 6(F):  Independent Financial Rating

An affiliate shall obtain a rating of its financial strength from an independent rating agency approved by BCBSA's Board of Directors for such purpose.

Standard 6(G):  Best Efforts

During each year, an affiliate shall use its best efforts in the designated Service Area to promote and build the value of the Blue Shield Mark.

Standard 6(H):  Financial Responsibility

An affiliate shall be operated in a manner that provides reasonable financial assurance that it can fulfill all of its contractual obligations to its customers.

Standard 6(I):  Reports and Records

An affiliate shall furnish to BCBSA on a timely and accurate basis reports and records relating to compliance with these Standards and the License Agreements between BCBSA and affiliate. Such reports and records are the following:

A) Annual Application for Renewal of Standard Affiliate License for affiliates, including trade name and service mark usage material;

B) Changes in the ownership and governance of the affiliate, including changes in its charter, articles of incorporation, or bylaws, changes in an affiliate's Board composition, or changes in the identity of the affiliate's Principal Officers, and changes in risk acceptance, contract growth, or direct delivery of medical care; and

C) Quarterly Financial Report including the Capital Benchmark Worksheet, Annual Financial Forecast, Annual Certified Audit Report, Insurance Department Examination Report, Annual Statement filed with State Insurance Department (with all attachments); and

D) Quarterly Utilization Report, Quarterly Enrollment Report, Cost Containment Report, NMIS Quarterly Report.

Standard 7 - Other Standards for Risk-Assuming Workers' Compensation Affiliates

Standards 7(A) - (E) that follow apply to affiliates that underwrite the indemnity portion of workers' compensation insurance.

Standard 7 (A):  Financial Responsibility

An affiliate shall be operated in a manner that provides reasonable financial assurance that it can fulfill all of its contractual obligations to its customers.

Standard 7(B):  Reports and Records

An affiliate shall furnish, on a timely and accurate basis, reports and records relating to compliance with these Standards and the License Agreements between BCBSA and the affiliate. Such reports and records are the following:

A. Annual Application for Renewal of Standard Affiliate License for affiliates, including trade name and service mark usage materials; and

B. Annual Certified Audit Report, Annual Statement as filed with the State Insurance Department (with all attachments), Annual NAIC's Risk-Based Capital Worksheets for Property and Casualty Insurers, and Annual Financial Forecast; and

C. Quarterly Financial Report, Quarterly Estimated Risk-Based Capital for Property and Casualty Insurers, Insurance Department Examination Report, and Quarterly NMIS Report (for licensed health business only); and

D. Notification of all changes and proposed changes to independent ratings within 30 days of receipt and submission of a copy of all rating reports; and

E. Changes in the ownership and governance of the affiliate including changes in its charter, articles of incorporation, or bylaws, changes in an affiliate's Board composition, Plan control, state license status, operating area, the affiliate's Principal Officers or direct delivery of medical care.

Standard 7(C):  Loss Prevention

An affiliate shall apply loss prevention protocol to both new and existing business.

Standard 7(D):  Claims Administration

An affiliate shall maintain an effective claims administration process that includes all the necessary functions to assure prompt and proper resolution of medical and indemnity claims.

Standard 7(E):  Disability and Provider Management

An affiliate shall arrange for the provision of appropriate and necessary medical and rehabilitative services to facilitate early intervention by medical professionals and timely and appropriate return to work.

Standard 8 - Cooperation with Affiliate License Performance Response Process Protocol

An affiliate and its Sponsoring Plan(s) shall cooperate with BCBSA's Board of Directors and its Plan Performance and Financial Standards Committee in the administration of the Affiliate License Performance Response Process Protocol (ALPRPP) and in addressing affiliate compliance problems identified thereunder.

Standard 9:  Participation in National Programs by Smaller Affiliates

A smaller affiliate for which this standard applies pursuant to the Preamble section of Exhibit A of the Affiliate License Agreement shall effectively and efficiently participate in certain national programs from time to time as may be adopted by Member Plans for the purposes of providing ease of claims processing for customers receiving benefits outside of the affiliate's service area and be subject to certain relevant financial and reporting requirements.

EXHIBIT B

ROYALTY FORMULA FOR SECTION 9 OF THE
AFFILIATE LICENSE AGREEMENT

Affiliate will pay BCBSA a fee for this license in accordance with the following formula:

FOR RISK PRODUCTS:

For affiliates not underwriting the indemnity portion of workers' compensation insurance:

An amount equal to its pro rata share of each sponsoring Plan's dues payable to BCBSA computed with the addition of the affiliate's subscription revenue and contracts arising from products using the marks. The payment by each sponsoring Plan of its dues to BCBSA, including that portion described in this paragraph, will satisfy the requirement of this paragraph, and no separate payment will be necessary.

For affiliates underwriting the indemnity portion of workers' compensation insurance:

An amount equal to 0.35 percent of the gross revenue per annum of affiliate arising from products using the marks; plus, an annual fee of $5,000 per license for an affiliate subject to Standard 7.

FOR NONRISK PRODUCTS:

An amount equal to 0.24 percent of the gross revenue per annum of affiliate arising from products using the marks; plus:

1) An annual fee of $5,000 per license for an affiliate subject to Standard 6.

2)       An annual fee of $2,000 per license for all other affiliates.

The foregoing shall be reduced by one-half where both a BLUE CROSS(R) and BLUE SHIELD(R) License are issued to the same affiliate. In the event that any license period is greater or less than one (1) year, any amounts due shall be prorated. Royalties under this formula will be calculated, billed and paid in arrears.

                                   EXHIBIT 1A

                     CONTROLLED AFFILIATE LICENSE AGREEMENT
                     APPLICABLE TO LIFE INSURANCE COMPANIES


            This agreement by and among Blue Cross and Blue Shield Association ("BCBSA") _______________________________("Controlled Affiliate"), a controlled affiliate of the Blue Shield Plan(s), known as _______________________________________("Plan").

WHEREAS, BCBSA is the owner of the BLUE SHIELD and BLUE SHIELD Design service marks;

WHEREAS, the Plan and the Controlled Affiliate desire that the latter be entitled to use the BLUE SHIELD and BLUE SHIELD Design service marks (collectively the "Licensed Marks") as service marks and be entitled to use the term BLUE SHIELD in a trade name ("Licensed Name");

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1.   GRANT OF LICENSE

                 Subject to the terms and conditions of this Agreement, BCBSA hereby grants to the Controlled Affiliate the exclusive right to use the licensed Marks and Names in connection with and only in connection with those life insurance and related services authorized by applicable state law, other than health care plans and related services (as defined in the Plan's License Agreements with BCBSA) which services are not separately licensed to Controlled Affiliate by BCBSA, in the Service Area served by the Plan, except that BCBSA reserves the right to use the Licensed Marks and Name in said Service Area, and except to the extent that said Service Area may overlap the area or areas served by one or more other licensed Blue Shield Plans as of the date of this License as to which overlapping areas the rights hereby granted are non-exclusive as to such other Plan or Plans and their respective Licensed Controlled Affiliates only. Controlled Affiliate cannot use the Licensed Marks or Name outside the Service Area or, anything in any other license to Controlled Affiliate notwithstanding, in its legal or trade name.

            2.   QUALITY CONTROL

                 A. Controlled Affiliate agrees to use the Licensed Marks and Name only in relation to the sale, marketing and rendering of authorized products and further agrees to be bound by the conditions regarding quality control shown in Exhibit A as it may be amended by BCBSA from time-to-time.

                        Amended as of November 17, 1994

              B. Controlled Affiliate agrees that Plan and/or BCBSA may, from time-to-time, upon reasonable notice, review and inspect the manner and method of Controlled Affiliate's rendering of service and use of the Licensed Marks and Name.

              C. Controlled Affiliate agrees that it will provide on an annual basis (or more often if reasonably required by Plan or by BCBSA) a report to Plan and BCBSA demonstrating Controlled Affiliate's compliance with the requirements of this Agreement including but not limited to the quality control provisions of Exhibit A.

              D. As used herein, a Controlled Affiliate is defined as an entity organized and operated in such a manner that it is subject to the bona fide control of a Plan or Plans. Absent written approval by BCBSA of an alternative method of control, bona fide control shall mean the legal authority, directly or indirectly through wholly-owned subsidiaries: (a) to select members of the Controlled Affiliate's governing body having not less than 51% voting control thereof; (b) to exercise operational control with respect to the governance thereof; and (c) to prevent any change in its articles of incorporation, bylaws or other governing documents deemed inappropriate. In addition, a Plan or Plans shall own at least 51% of any for-profit Controlled Affiliate. If the Controlled Affiliate is a mutual company, the Plan or its designee(s) shall have and maintain, in lieu of the requirements of items (a) and (c) above, proxies representing 51% of the votes at any meeting of the policyholders and shall demonstrate that there is no reason to believe this such proxies shall be revoked by sufficient policyholders to reduce such percentage below 51%.

            3.             SERVICE MARK USE

                                    Controlled Affiliate shall at all times make
proper service mark use of the Licensed Marks, including but not limited to use of such symbols or words as BCBSA shall specify to protect the Licensed Marks, and shall comply with such rules (applicable to all Controlled Affiliates licensed to use the Marks) relative to service mark use, as are issued from time-to-time by BCBSA. If there is any public reference to the affiliation between the Plan and the Controlled Affiliate, all of the Controlled Affiliate's licensed services in the Service Area of the Plan shall be rendered under the Licensed Marks. Controlled Affiliate recognizes and agrees that all use of the Licensed Marks by Controlled Affiliate shall inure to the benefit of BCBSA.

            4.          SUBLICENSING AND ASSIGNMENT

                                    Controlled Affiliate shall not sublicense,
transfer, hypothecate, sell, encumber or mortgage, by operation of law or otherwise, the rights granted hereunder and any such act shall be voidable at the option of Plan or BCBSA. This Agreement and all rights and duties hereunder are personal to Controlled Affiliate.

            5.             INFRINGEMENTS

                 Controlled Affiliate shall promptly notify Plan and BCBSA of any suspected acts of infringement, unfair competition or passing off which may occur in relation to the Licensed Marks. Controlled Affiliate shall not be entitled to require Plan or BCBSA to take any actions or institute any proceedings to prevent infringement, unfair competition or passing off by third parties. Controlled Affiliate agrees to render to Plan and BCBSA, free of charge, all reasonable assistance in connection with any matter pertaining to the protection of the Licensed Marks by BCBSA.

            6.             LIABILITY INDEMNIFICATION

                 Controlled Affiliate hereby agrees to save, defend, indemnify and hold Plan and BCBSA harmless from and against all claims, damages, liabilities and costs of every kind, nature and description which may arise as a result of Controlled Affiliate's rendering of health care services under the Licensed Marks.

            7.             LICENSE TERM

                 The license granted by this Agreement shall remain in effect for a period of one (1) year and shall be automatically extended for additional one (1) year periods upon evidence satisfactory to the Plan and BCBSA that Controlled Affiliate meets the then applicable quality control standards, unless one of the parties hereto notifies the other party of the termination hereof at least sixty (60) days prior to expiration of any license period.

                 This Agreement may be terminated by the Plan or by BCBSA for cause at any time provided that Controlled Affiliate has been given a reasonable opportunity to cure and shall not effect such a cure within thirty (30) days of receiving written notice of the intent to terminate (or commence a cure within such thirty day period and continue diligent efforts to complete the cure if such curing cannot reasonably be completed within such thirty day period). By way of example and not for purposes of limitation, Controlled Affiliate's failure to abide by the quality control provisions of Paragraph 2, above, shall be considered a proper ground for cancellation of this Agreement.

                 This Agreement and all of Controlled Affiliate's rights hereunder shall immediately terminate without any further action by any party or entity in the event that:

            A. Controlled Affiliate shall no longer comply with Standard No. 1 (Organization and Governance) of Exhibit A or, following an opportunity to cure, with the remaining quality control provisions of Exhibit A, as it may be amended from time-to-time; or

            B.   Plan ceases to be authorized to use the Licensed Marks; or

            C. Appropriate dues for Controlled Affiliate pursuant to item 8 hereof, which are the royalties for this License Agreement are more than sixty
(60) days in arrears to BCBSA.

            Upon termination of this Agreement for cause or otherwise, Controlled Affiliate agrees that it shall immediately discontinue all use of the Licensed Marks including any use in its trade name.

            In the event of any disagreement between Plan and BCBSA as to whether grounds exist for termination or as to any other term or condition hereof, the decision of BCBSA shall control, subject to provisions for mediation or mandatory dispute resolution in effect between the parties.

            Upon termination of this Agreement, Licensed Controlled Affiliate shall immediately notify all of its customers that it is no longer a licensee of the Blue Cross and Blue Shield Association and provide instruction on how the customer can contact the Blue Cross and Blue Shield Association or a designated licensee to obtain further information on securing coverage. The written notification required by this paragraph shall be in writing and in a form approved by the Association. The Association shall have the right to audit the terminated entity's books and records to verify compliance with this paragraph.

            8.   DUES

            Controlled Affiliate will pay to BCBSA a fee for this license in accordance with the following formula:

            o An annual fee of five thousand dollars ($5,000) per license, plus

            o .05 percent of gross revenue per annum of Licensee arising from group products using the Marks, plus

            o .5 percent of gross revenue per annum of Licensee arising from individual products using the Marks

            The foregoing percentages shall be reduced by one-half where both a BLUE CROSS(R) and BLUE SHIELD(R) license are issued to the same entity. In the event that any License period is greater or less than one (1) year, any amounts due shall be prorated. Royalties under this formula will be calculated, billed and paid in arrears.

                        Amended as of September 29, 1994

            Plan will promptly and timely transmit to BCBSA all dues owed by Controlled Affiliate as determined by the above formula and if Plan shall fail to do so, Controlled Affiliate shall pay such dues directly.

            9.   JOINT VENTURE

            Nothing contained in this Agreement shall be construed as creating a joint venture, partnership, agency or employment relationship between Plan and Controlled Affiliate or between either and BCBSA.


                                      -4a-

            10.  NOTICES AND CORRESPONDENCE

            Notices regarding the subject matter of this Agreement or breach or termination thereof shall be in writing and shall be addressed in duplicate to the last known address of each other party, marked respectively to the attention of its President and, if any, its General Counsel.

            11.  COMPLETE AGREEMENT

            This Agreement contains the complete understandings of the parties in relation to the subject matter hereof. This Agreement may only be amended by a writing executed by all parties.

            12.  SEVERABILITY

            If any term of this Agreement is held to be unlawful by a court of competent jurisdiction, such finding shall in no way effect the remaining obligations of the parties hereunder and the court may substitute a lawful term or condition for any unlawful term or condition so long as the effect of such substitution is to provide the parties with the benefits of this Agreement.

            13.  NONWAIVER

            No waiver by BCBSA of any breach or default in performance on the part of the Controlled Affiliate or any other licensee of any of the terms, covenants or conditions of this Agreement shall constitute a waiver of any subsequent breach or default in performance of said terms, covenants or conditions.

            14.  GOVERNING LAW

            This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois.

IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed, effective as of the date of last signature written below.

BLUE CROSS AND BLUE SHIELD ASSOCIATION

By:___________________________________

Date:_________________________________

______________________________________
Controlled Affiliate



By:___________________________________

Date:_________________________________

Plan:_________________________________

EXHIBIT A
CONTROLLED AFFILIATE LICENSE STANDARDS
LIFE INSURANCE COMPANIES
Page 1 of 2

PREAMBLE

The standards for licensing Life Insurance Companies (Life and Health Insurance companies, as defined by state statute) are established by BCBSA and are subject to change from time-to-time upon the affirmative vote of three-fourths (3/4) of the Plans and three-fourths (3/4) of the total weighted vote of all Plans. Each Licensed Plan is required to use a standard controlled affiliate license form provided by BCBSA and to cooperate fully in assuring that the licensed Life Insurance Company maintains compliance with the license standards.

An organization meeting the following standards shall be eligible for a license to use the Licensed Marks within the service area of its sponsoring Licensed Plan to the extent and the manner authorized under the Controlled Affiliate License applicable to Life Insurance Companies and the principal license to the Plan.

Standard 1 - Organization and Governance

The LIC shall be organized and operated in such a manner that it is controlled by a licensed Plan or Plans which have, directly or indirectly: 1) not less than 51% of the voting control of the LIC; and 2) the legal ability to prevent any change in the articles of incorporation, bylaws or other establishing or governing documents of the LIC with which it does not concur; and 3) operational control of the LIC.

If the LIC is a mutual company, the Plan or its designee(s) shall have and maintain, in lieu of the requirements of items 1 and 2 above, proxies representing at least 51% of the votes at any policyholder meeting and shall demonstrate that there is no reason to believe such proxies shall be revoked by sufficient policyholders to reduce such percentage below 51%.

Standard 2 - State Licensure

The LIC must maintain unimpaired licensure or certificate of authority to operate under applicable state laws as a life and health insurance company in each state in which the LIC does business.

Standard 3 - Records and Examination

The LIC and its sponsoring licensed Plan(s) shall maintain and furnish, on a timely and accurate basis, such records and reports regarding the LIC as may be required in order to establish compliance with the license agreement. The LIC and its sponsoring licensed Plan(s) shall permit BCBSA to examine the affairs of the LIC and shall agree that BCBSA's board may submit a written report to the chief executive officer(s) and the board(s) of directors of the sponsoring Plan(s).

CONTROLLED AFFILIATE LICENSE STANDARDS
LIFE INSURANCE COMPANIES
Page 2 of 2



Standard 4 - Mediation

The LIC and its sponsoring Plan(s) shall agree to use the then-current BCBSA mediation and mandatory dispute resolution processes, in lieu of a legal action between or among another licensed controlled affiliate, a licensed Plan or BCBSA.


Standard 5 - Financial Responsibility

The LIC shall maintain adequate financial resources to protect its customers and meet its business obligations.

EXHIBIT 2

Membership Standards
Page 1 of 3

Preamble

The Membership Standards apply to all organizations seeking to become or to continue as Regular Members of the Blue Cross and Blue Shield Association. Any organization seeking to become a Regular Member must be found to be in substantial compliance with all Membership Standards at the time membership is granted and the organization must be found to be in substantial compliance with all Membership Standards for a period of two (2) years preceding the date of its application. If Membership is sought by an entity which controls or is controlled by one or more Plans, such compliance shall be determined on the basis of compliance by such Plan or Plans.

The Regular Member Plans shall have authority to interpret these Standards. Compliance with any Membership Standard may be excused, at the Plans' discretion, if the Plans agree that compliance with such Standard would require the Plan to violate a law or governmental regulation governing its operation or activities.

    Standard  1: A Plan's Board shall not be controlled by any special interest group, and shall act in the interest of its Corporation in providing cost-effective health care services to its customers. A Plan shall maintain a governing Board, which shall control the Plan, composed of a majority of persons other than providers of health care services, who shall be known as public members. A public member shall not be an employee of or have a financial interest in a health care provider, nor be a member of a profession which provides health care services.

    Standard 2: A Plan shall furnish to the Association on a timely and accurate basis reports and records relating to compliance with these Standards and the License Agreements between the Association and the Plans. Such reports and records are the following:

                                 A.       Annual Application for Renewal of
                                          BCBSA Membership, including  trade
                                          name and service mark usage material;

                                 B. Changes in the governance of the Plan, including changes in a Plan's Charter, Articles of Incorporation, or Bylaws, changes in a Plan's Board composition, or changes in the identity of the Plan's Principal Officers;

                          Amended as of June 24, 1994

EXHIBIT 2

Membership Standards
Page 2 of 3


                                 C. Quarterly Financial Report including the Plan Capital Benchmark Worksheet, Annual Financial Forecast, Annual Certified Audit Report, Insurance Department Examination Report, Annual Statement filed with State Insurance Department (with all attachments), and Consolidating Financial Statement;

                                 D.       Quarterly Utilization Report,
                                          Quarterly Enrollment Report, Cost
                                          Containment Report, and NMIS Quarterly
                                          Report.


Standard 3: A Plan shall be operated in a manner that provides reasonable financial assurance that it can fulfill its contractual obligations to its customers.

Standard 4: A Plan shall be operated in a manner responsive to customer needs and requirements.

Standard 5: A Plan shall effectively and efficiently participate in each national program as from time to time may be adopted by the Member Plans for the purposes of providing portability of membership between the Plans and ease of claims processing for customers receiving benefits outside of the Plan's Service Area.

            Such programs are applicable to Blue Cross and Blue Shield Plans, and include:

                 A.  Inter-Plan Transfer Agreement;

                 B.  National Account Equalization Program;

                 C.  Inter-Plan Data Reporting (IPDR) Program;

                 D.  Inter-Plan Teleprocessing System (ITS); and

                 E.  BlueCard Program.

                          Amended as of August 2, 1996

EXHIBIT 2

Membership Standards
Page 3 of 3


Standard 6: In addition to requirements under the national programs listed in
            Standard 5: Participation in National Programs, a Plan shall take such action as required to ensure its financial performance in programs and contracts of an inter-Plan nature or where the Association is a party.

Standard 7: A Plan shall make adequate disclosure in contracting with third parties and in disseminating public statements of (i) the structure of the Blue Cross and Blue Shield System, (ii) the independent nature of every Plan, and (iii) the Plan's financial condition.


Standard 8: A Plan shall cooperate with the Association's Board of Directors and its Plan Performance and Financial Standards Committee in the administration of the Plan Performance Response Process and in addressing Plan performance problems identified thereunder.


Standard 9: A Plan shall obtain a rating of its financial strength from an independent rating agency approved by the Association's Board of Directors for such purpose.

Standard 10: During each year, a Plan and its Controlled Affiliate(s) engaged in providing licensable services (excluding Life Insurance and Charitable Foundation Services) shall use their best efforts in the designated Service Area to promote and build the value of the Blue Cross and Blue Shield Marks.

Standard 11: Neither a Plan nor any Larger Affiliate shall cause or permit an unlicensed entity to obtain control of the Plan or Larger Affiliate or to acquire a substantial portion of its assets related to licensable services.

                        Amended as of September 19, 1996

EXHIBIT 3

GUIDELINES WITH RESPECT TO USE OF
LICENSED NAME AND MARKS IN CONNECTION WITH NATIONAL ACCOUNTS

1. The strength of the Blue Cross/Blue Shield National Accounts mechanism, and the continued provision of cost effective, quality health care benefits to National Accounts, are predicated on locally managed provider networks coordinated on a national scale in a manner consistent with effective service to National Account customers and consistent with the preservation of the integrity of the Blue Cross/Blue Shield system and the Licensed Marks. These guidelines shall be interpreted in keeping with such ends.

2. A National Account is an entity with employee and/or retiree locations in more than one Plan's Service Area. Unless otherwise agreed, a National Account is deemed located in the Service Area in which the corporate headquarters of the National Account is located. The Control Plan of a National Account is the Plan in whose Service Area the National Account is located. A participating ("Par") Plan is a Plan in whose Service Area the National Account has employee and/or retiree locations, but in which the National Account is not located.

3. The National Account Guidelines enunciated herein below shall be applicable only with respect to the business of new National Accounts acquired after January 1, 1991.

4. Control Plans shall utilize National Account identification cards complying with then currently effective BCBSA graphic standards in connection with all National Accounts business to facilitate administration thereof, to minimize subscriber and provider confusion, and to reflect a commitment to cooperation among Plans.

5. Disputes among Plans and/or BCBSA as to the interpretation or implementation of these Guidelines or as to other National Accounts issues shall be submitted to mediation and mandatory dispute resolution as provided in the License Agreement. For two years from the effective date of the License Agreement, however, such disputes shall be subject to mediation only, with the results of such mediation to be collected and reported in order to establish more definitive operating parameters for National Accounts business and to serve as ground rules for future binding dispute resolution.

EXHIBIT 3

6. The Control Plan may use the BlueCard Program (as defined by IPOC) to deliver benefits to employees and non-Medicare eligible retirees in a Participating

Plan's service area if an alternative arrangement with the Participating Plan cannot be negotiated. The Participating Plan's minimum servicing requirement for those employees and non-Medicare retirees in its service area is to deliver benefits using the BlueCard Program. Account delivery is subject to the policies, provisions and procedures of the BlueCard Program.

7. For provider payments in a Participating Plan's area (on non-BlueCard claims), payment to the provider may be made by the Participating Plan or the Control Plan at the Participating Plan's option. If the Participating Plan elects to pay the provider, it may not withhold payment of a claim verified by the Control Plan or its designated processor, and payment must be in conformity with service criteria established by the Board of Directors of BCBSA (or an authorized committee thereof) to assure prompt payment, good service and minimum confusion with providers and subscribers. The Control Plan, at the Participating Plan's request, will also assure that measures are taken to protect the confidentiality of the data pertaining to provider reimbursement levels and profiles.

8. For claim payments in a Participating Plan's area (on non-BlueCard claims), Participating Plans are strongly encouraged, but not required, to pass along to the Control Plan part or all of local provider discounts and differentials for use by the Control Plan in negotiating financial arrangements with National Accounts. However, since the size, basis, form and use of local differentials can vary substantially among Plans and also by individual National Account characteristics, the degree and form of any discount or differential passed along to the Control Plan shall be strictly a matter of negotiated contractual agreement between a Participating Plan and the Control Plan and may also vary from one National Account to another. In order to facilitate the quotation of national account pricing and the offering of a variety of National Account delivery systems, all Plans are strongly encouraged to periodically publish to other Plans and the BCBSA their National Account contracting policies with respect to the handling of differentials.

         The Control Plan, in its financial agreements with a National Account, is expected to reasonably reflect the aggregate amount of differentials passed along to the Control Plan by all Participating Plans in a National Account. The exact form and substance of this may vary from one National Account to another and shall be a matter of

                          Amended as of June 14, 1996

EXHIBIT 3
explicit negotiation and contractual relationship between the National Account and the Control Plan. The specifics in an agreement between the Control Plan and the National Account may vary in form (e.g., a guaranteed offset against retentions, or a direct pass through, or a guaranteed aggregate percentage discount, or no pass back at all, etc.), and the Control Plan has the responsibility and the Authority to negotiate precise arrangements. However, irrespective of the final arrangements between the Control Plan and the National Account, a Participating Plan's liability for passing along differentials shall be limited to the contractual agreement the Participating Plan has with the Control Plan on a specific National Account.

9. Other than in contracting with health care providers or soliciting such contracts in areas contiguous to a Plan's Service Area in order to serve its subscribers or those of its licensed Controlled Affiliate residing or working in its Service Area, a Control Plan may not use the Licensed Marks and/or Name, as a tag line or otherwise, to negotiate directly with providers outside its Service Area.

EXHIBIT 4

GOVERNMENT PROGRAMS AND CERTAIN OTHER USES

Page 1 of 2


1. A Plan and its licensed Controlled Affiliate may use the Licensed Marks and Name in bidding on and executing a contract to serve a Government Program, and in thereafter communicating with the Government concerning the Program. With respect, however, to such contracts entered into after the 1st day of January, 1991, the Licensed Marks and Name will not be used in communications or transactions with beneficiaries or providers in the Government Program located outside a Plan's Service Area, unless the Plan can demonstrate to the satisfaction of BCBSA's governing body that such a restriction on use of the Licensed Marks and Name will jeopardize its ability to procure the contract for the Government Program. As to both existing and future contracts for Government Programs, Plans will discontinue use of the Licensed Marks and Name as to beneficiaries and Providers outside their Service Area as expenditiously as circumstances reasonably permit. Effective January 1, 1995, except as provided in the first sentence above, all use by a Plan of the Licensed Marks and Name in Government Programs outside of the Plan's Service Area shall be discontinued. Incidental communications outside a Plan's Service Area with resident or former resident beneficiaries of the Plan, and other categories of necessary incidental communications approved by BCBSA, are not prohibited.

2. In connection with activity otherwise in furtherance of the License Agreement, a Plan may use the Licensed Marks and Name outside its Service Area in the following circumstances which are deemed legitimate and necessary and not likely to cause consumer confusion:

            a. sending letterhead, envelopes, and similar items for administrative purposes which do not solicit the sale of health care plans and related services;

            b. distributing business cards other than in marketing and selling;

            c. contracting with health care providers or soliciting such contracts in areas contiguous to a Plan's Service Area in order to serve its subscribers or those of its licensed Controlled Affiliate residing or working in its service area;

            d. issuing a small sign containing the legal name or trade name of the Plan or its licensed Controlled Affiliate for display by a provider to identify the latter as a participating provider of the Plan or Controlled Affiliate;

EXHIBIT 4

Page 2 of 2


            e. advertising in publications or electronic media solely to persons for employment;

            f. advertising in print, electronic or other media which serve, as a substantial market, the Service Area of the Plan or licensed Controlled Affiliate, provided that no Plan may advertise outside its Service Area on the national broadcast and cable networks and that advertisements in national print media are limited to the smallest regional edition encompassing the Service Area;

            g. advertising by direct mail where the addressee's zip code plus 4 includes, at least in part, the Plan's Service Area or that of a licensed Controlled Affiliate.

EXHIBIT 5

MEDIATION AND MANDATORY DISPUTE RESOLUTION (MMDR) RULES

            The Blue Cross and Blue Shield Plans ("Plans") and the Blue Cross Blue Shield Association ("BCBSA") recognize and acknowledge that the Blue Cross and Blue Shield system is a unique nonprofit and for-profit system offering cost effective health care financing and services. The Plans and BCBSA desire to utilize Mediation and Mandatory Dispute Resolution ("MMDR") to avoid expensive and time-consuming litigation that may otherwise occur in the federal and state judicial systems. Even MMDR should be viewed, however, as methods of last resort, all other procedures for dispute resolution having failed. Except as otherwise provided in the License Agreements, the Plans, their Controlled Affiliates and BCBSA agree to submit all disputes to MMDR pursuant to these Rules and in lieu of litigation.

1.          Initiation of Proceedings

            A.          Pre-MMDR Efforts

            Before filing a Complaint to invoke the MMDR process, the CEO of a complaining party, or his/her designated representative, shall undertake good faith efforts with the other side(s) to try to resolve any dispute.

            B.          Complaint

            To commence a proceeding, the complaining party (or parties) shall provide by certified mail, return receipt requested, a written Complaint to the BCBSA Corporate Secretary (which shall also constitute service on BCBSA if it is a respondent) and to any Plan(s) and/or Controlled Affiliate(s) named therein. The Complaint shall contain:

                        i. identification of the complaining party (or parties) requesting the proceeding;

                        ii.   identification of the respondent(s);

                        iii. identification of any other persons or entities who are interested in a resolution of the dispute;

                        iv. a full statement describing the nature of the dispute;

                        v. identification of all of the issues that are being submitted for resolution;


                        Amended as of November 21, 1996

                        vi.    the remedy sought;

                        vii. a statement as to whether the complaining party (or parties) elect(s) first to pursue Mediation;

                        viii. any request, if applicable, that one or more members of the Mediation Committee be disqualified from the proceeding and the grounds for such request;

                        ix. any request, if applicable, that the matter be handled on an expedited basis and the reasons therefor; and

                        x. a statement signed by the CEO of the complaining party affirming that the CEO has undertaken efforts, or has directed efforts to be undertaken, to resolve the dispute before resorting to the MMDR process.

The complaining party (or parties) shall file and serve with the Complaint copies of all documents which the party (or parties) intend(s) to offer at the Arbitration Hearing and a statement identifying the witnesses the party (or parties) intend(s) to present at the Hearing, along with a summary of each witness' expected testimony.

            C.          Answer

            Within twenty (20) days after receipt of the Complaint, each respondent shall serve on the BCBSA and on the complaining party (or parties) and on the Chairman of the Mediation Committee;

                        i.     a full Answer to the aforesaid Complaint;

                        ii. a statement of any Counterclaims against the complaining party (or parties), providing with respect thereto the information specified in Paragraph 1.B., above;

                        iii. a statement as to whether the respondent elects to first pursue Mediation;

                        iv. any request, if applicable, that one or more members of the Mediation Committee be disqualified from the proceeding and the grounds for such request; and

                        v. any request, if applicable, that the matter be handled on an expedited basis and the reasons therefor.

The respondent(s) shall file and serve with the Answer or by the date of the Initial Conference set forth in Paragraph 3.B., below, copies of all documents which the respondent(s) intend(s) to offer at the Arbitration Hearing and a statement identifying the witnesses the party (or parties) intend(s) to present at the Hearing, along with a summary of each witness' expected testimony.

            D.          Reply To Counterclaim

            Within ten (10) days after receipt of any Counterclaim, the complaining party (or parties) shall serve on BCBSA and on the responding party (or parties) and on the Chairman of the Mediation Committee, a Reply to the Counterclaim. Such Reply must provide the same information required by Paragraph 1.C.

2.          Mediation

            A.          Mediation Committee

            To facilitate the mediation of disputes between or among BCBSA, the Plans and/or their Controlled Affiliates, the BCBSA Board has established a Mediation Committee. Mediation may be pursued in lieu of or in an effort to obviate the Mandatory Dispute Resolution process, and all parties are strongly urged to exhaust the mediation procedure.

            B.          Election To Mediate

            If any party elects first to pursue Mediation, and if it appears to the Corporate Secretary that the dispute falls within the jurisdiction of the Mediation Committee, as set forth in Exhibit 5-A hereto, then the Corporate Secretary will promptly furnish the Mediation Committee with copies of the Complaint, Answer, Counterclaim and Reply to Counterclaim, and other documents referenced in Paragraph 1, above.

            C.          Selection of Mediators

            The parties shall promptly attempt to agree upon: (i) the number of mediators desired, not to exceed three mediators; and (ii) the selection of the mediator(s) who may include members of the Mediation Committee and/or experienced mediators from an independent entity to mediate all disputes set forth in the Complaint and Answer (and Counterclaim and Reply, if any). In the event the parties cannot agree upon the number of mediators desired, that number shall default to three. In the event the parties cannot agree upon the selection of mediator(s), the Chairman will select the mediator(s), at least one of which shall be an experienced mediator from an independent entity, consistent with the provisions set forth in this Paragraph. No member of the Mediation Committee who is a representative of any party to the Mediation may be selected to mediate the dispute. The Chairman shall also endeavor not to select as a mediator any member of the Mediation Committee whom a party has requested to be disqualified. If, after due regard for availability, expertise, and such other considerations as may best promote an expeditious Mediation, the Chairman believes that he or she must consider for selection a member of the Mediation Committee whom a party has requested to be disqualified, the other members of the Committee eligible to be selected to mediate the dispute shall decide the request for disqualification. By agreeing to participate in the Mediation of a dispute, a member of the Mediation Committee represents to the party (or parties) thereto that he or she knows of no grounds which would require his or her disqualification.

            D.          Binding Decision

            Before the date of the Mediation Hearing described below, the Corporate Secretary will contact the party (or parties) to determine whether they wish to be bound by any recommendation of the selected mediators for resolution of the disputes. If all wish to be bound, the Corporate Secretary will send appropriate documentation to them for their signatures before the Mediation Hearing begins.

            E.          Mediation Procedure

            The Chairman shall promptly advise the parties of a scheduled Mediation Hearing date. Unless a party requests an expedited procedure, or unless all parties to the proceeding agree to one or more extensions of time, the Mediation Hearing set forth below shall be completed within forty (40) days of BCBSA's receipt of the Complaint. The selected mediators, unless the parties otherwise agree, shall adhere to the following procedure:

                        i. Each party must be represented by its CEO or other representative who has been delegated full authority to resolve the dispute. However, parties may send additional representatives as they see fit.

                        ii. By no later than five (5) days prior to the date designated for the Mediation Hearing, each party shall supply and serve a list of all persons who will be attending the Mediation Hearing, and indicate who will have the authority to resolve the dispute.

                        iii. Each party will be given one-half hour to present its case, beginning with the complaining party (or parties), followed by the other party or parties. The parties are free to structure their presentations as they see fit, using oral statements or direct examination of witnesses. However, neither cross-examination nor questioning of opposing representatives will be permitted. At the close of each presentation, the selected mediators will be given an opportunity to ask questions of the presenters and witnesses. All parties must be present throughout the Mediation Hearing. The selected mediators may extend the time allowed for each party's presentation at the Mediation Hearing. The selected mediators may meet in executive session, outside the presence of the parties, or may meet with the parties separately, to discuss the controversy.

                        iv. After the close of the presentations, the parties will attempt to negotiate a settlement of the dispute. If the parties desire, the selected mediators, or any one or more of the selected mediators, will sit in on the negotiations.

                        v. After the close of the presentations, the selected mediators may meet privately to agree upon a recommendation for resolution of the dispute which would be submitted to the parties for their consideration and approval. If the parties have previously agreed to be bound by the results of this procedure, this recommendation shall be binding upon the parties.

                        vi. The purpose of the Mediation Hearing is to assist the parties to settle their grievances short of mandatory dispute resolution. As a result, the Mediation Hearing has been designed to be as informal as possible. Rules of evidence shall not apply. There will be no transcript of the proceedings, and no party may make a tape recording of the Mediation Hearing.

                        vii. In order to facilitate a free and open discussion, the Mediation proceeding shall remain confidential. A "Stipulation to Confidentiality" which prohibits future use of settlement offers, all position papers or other statements furnished to the selected mediators, and decisions or recommendations in any Mediation proceeding shall be executed by each party.

                        viii. Upon request of the selected mediators, or one of
                              the parties, BCBSA staff may also submit documentation at any time during the proceedings.

                         F.         Notice Of Termination Of Mediation

            If the Mediation cannot be completed within the prescribed or agreed time period due to the lack of cooperation of any party, as determined by the selected mediators, or if the Mediation does not result in a final resolution of all disputes at the Mediation Hearing or within forty (40) days after the Complaint was served, whichever comes first, any party or any one of the selected mediators may so notify the Corporate Secretary, who shall promptly issue a Notice of termination of mediation to all parties, to the selected mediators, and to the MDR Administrator, defined below. Such notice shall serve to bring the Mediation to an end and to initiate Mandatory Dispute Resolution. Upon agreement of all parties and the selected mediators, the Mediation process may continue at the same time the MDR process is invoked. The Notice described above would serve to initiate the MDR proceeding and would not terminate the proceedings.

3.          Mandatory Dispute Resolution (MDR)

            If all parties elect not to first pursue Mediation, or if a notice of termination of Mediation is issued as set forth in Paragraph 2.F., above, then the unresolved disputes set forth in any Complaint and Answer (and Counterclaim and Reply, if any) shall be subject to MDR.

            A.          MDR Administrator

            The Administrator shall be an independent entity such as the Center for Public Resources, Inc. or Endispute, Inc., specializing in alternative dispute resolution. The Administrator shall be designated initially, and may be changed from time to time, by the affirmative vote of fifty-one (51) percent of the Plans and fifty-one (51) percent of the total then current weighted vote of all the Plans.

            B.          Initial Conference

            Within five (5) days after a Notice of Termination has issued, or within five (5) days after the time for filing and serving the Reply to any Counterclaim if the parties elect first not to mediate, the parties shall confer with the Administrator to discuss selecting a dispute resolution panel ("the Panel"). This Initial Conference may be by telephone. The parties are encouraged to agree to the composition of the Panel and to present that agreement to the Administrator at the Initial Conference. If the parties do not agree on the composition of the Panel by the time of the Initial Conference, or by any extension thereof agreed to by all parties and the Administrator, then the Panel Selection Process set forth in subparagraph C shall be followed.

            C.          Panel Selection Process

            The Administrator shall designate at least seven potential arbitrators. The exact number designated shall be sufficient to give each party at least two peremptory strikes. Each party shall be permitted to strike any designee for cause and the Administrator shall determine the sufficiency thereof in its sole discretion. The Administrator will designate a replacement for any designee so stricken. Each party shall then be permitted two peremptory strikes. From the remaining designees, the Administrator shall select a three member Panel. The Administrator shall set the dates for exercising all strikes and shall complete the Panel Selection Process within fifteen (15) days of the Initial Conference. Each Arbitrator shall be compensated at his or her normal hourly rate or, in the absence of an established rate, at a reasonable hourly rate to be promptly fixed by the Administrator for all time spent in connection with the proceedings and shall be reimbursed for any travel and other reasonable expenses.

            D.          Duties Of The Arbitrators

            The Panel shall promptly designate a Presiding Arbitrator for the purposes reflected below, but shall retain the power to review and modify any ruling or other action of said Presiding Arbitrator. Each Arbitrator shall be an independent Arbitrator, shall be governed by the Code of Ethics for Arbitrators in Commercial Disputes, appended as Exhibit "5-B" hereto, and shall at or prior to the commencement of any Arbitration Hearing take an oath to that effect. Each Arbitrator shall promptly disclose in writing to the Panel and to the parties any circumstances, whenever arising, that might cause doubt as to such Arbitrator's compliance, or ability to comply, with said Code of Ethics, and, absent resignation by such Arbitrator, the remaining Arbitrators shall determine in their sole discretion whether the circumstances so disclosed constitute grounds for disqualification and for replacement. With respect to such circumstances arising or coming to the attention of a party after an Arbitrator's selection, a party may likewise request the Arbitrator's resignation or a determination as to disqualification by the remaining Arbitrators. With respect to a sole Arbitrator, the determination as to disqualification shall be made by the Administrator.

            There shall be no ex parte communication between the parties or their counsel and any member of the Panel.

            E.          Panel's Jurisdiction And Authority

            The Panel's jurisdiction and authority shall extend to all disputes between or among the Plans, their Controlled Affiliates, and/or BCBSA, except for those disputes excepted from these MMDR procedures as set forth in the License Agreements.

            With the exception of punitive or treble damages, the Panel shall have full authority to award the relief it deems appropriate to resolve the parties' disputes, including monetary awards and injunctions, mandatory or prohibitory. The Panel has no authority to award punitive or treble damages except that the Panel may allocate or assess responsibility for punitive or treble damages assessed by another tribunal. Subject to the above limitations, the Panel may, by way of example, but not of limitation:

                        i. interpret or construe the meaning of any terms, phrase or provision in any license between BCBSA and a Plan or a Controlled Affiliate relating to the use of the BLUE CROSS(R) or BLUE SHIELD(R) service marks.

                        ii. determine whether BCBSA, a Plan or a Controlled Affiliate has violated the terms or conditions of any license between the BCBSA and a Plan or a Controlled Affiliate relating to the use of the BLUE CROSS(R) or BLUE SHIELD(R) service marks.

                        iii.  decide challenges as to its own jurisdiction.

                        iv. issue such orders for interim relief as it deems appropriate pending Hearing and Award in any Arbitration.

           It is understood that the Panel is expected to resolve issues based on governing principles of law, preserving to the maximum extent legally possible the continued integrity of the Licensed Marks and the BLUE CROSS/BLUE SHIELD system. The Panel shall apply federal law to all issues which, if asserted in the United States District Court, would give rise to federal question jurisdiction, 28 U.S.C. ss. 1331. The Panel shall apply Illinois law to all issues involving interpretation, performance or construction of any License Agreement or Controlled Affiliate License Agreement unless the agreement otherwise provides. As to other issues, the Panel shall choose the applicable law based on conflicts of law principles of the State of Illinois.

            F.          Administrative Conference And Preliminary Arbitration
Hearing

            Within ten (10) days of the Panel being selected, the Presiding Arbitrator will schedule an Administrative Conference to discuss scheduling of the Arbitration Hearing and any other matter appropriate to be considered including: any written discovery in the form of requests for production of documents or requests to admit facts; the identity of any witness whose deposition a party may desire and a showing of exceptional good cause for the taking of any such deposition; the desirability of bifurcation or other separation of the issues; the need for and the type of record of conferences and hearings, including the need for transcripts; the need for expert witnesses and how expert testimony should be presented; the appropriateness of motions to dismiss and/or for full or partial summary judgment; consideration of stipulations; the desirability of presenting any direct testimony in writing; and the necessity for any on-site inspection by the Panel.

            G.          Discovery

                        i. Requests for Production of Documents: All requests for the production of documents must be served as of the date of the Administrative Conference as set forth in Paragraph 3.F., above. Within twenty
                              (20) days after receipt of a request for documents, a party shall produce all relevant and non-privileged documents to the requesting party. In his or her discretion, the Presiding Arbitrator may require the parties to provide lists in such detail as is deemed appropriate of all documents as to which privilege is claimed and may further require in-camera inspection of the same.

                        ii. Requests for Admissions: Requests for Admissions may be served up to 21 days prior to the Arbitration Hearing. A party served with Requests For Admissions must respond within twenty (20) days of receipt of said request. The good faith use of and response to Requests for Admissions is encouraged, and the Panel shall have full discretion, with reference to the Federal Rules of Civil Procedure, in awarding appropriate sanctions with respect to abuse of the procedure.

                        iii. Depositions As a general rule, the parties will not be permitted to take deposition testimony for discovery purposes. The Presiding Arbitrator, in his or her sole discretion, shall have the authority to permit a party to take such deposition testimony upon a showing of exceptional good cause, provided that no deposition, for discovery purposes or otherwise, shall exceed three (3) hours, excluding objections and colloquy of counsel.

                        iv. Expert witness(es): If a party intends to present the testimony of an expert witness during the oral hearing, it shall provide all other parties with a written statement setting forth the information required to be provided by Fed. R. Civ. P. 26(b)(4)(A)(i) prior to the expiration of the discovery period.

                        v. Discovery cut-off: The Presiding Arbitrator shall determine the date on which the discovery period will end, but the discovery period shall not exceed forty-five (45) days from its commencement, without the agreement of all parties.

                        vi. Additional discovery: Any additional discovery will be at the discretion of the Presiding Arbitrator. The Presiding Arbitrator is authorized to resolve all discovery disputes, which resolution will be binding on the parties unless modified by the Arbitration Panel. If a party refuses to comply with a decision resolving a discovery dispute, the Panel, in keeping with Fed. R. Civ. P. 37, may refuse to allow that party to support or oppose designated claims or defenses, prohibit that party from introducing designated matters into evidence or, in extreme cases, decide an issue submitted for resolution adversely to that party.

            H.          Panel Suggested Settlement/Mediation

            At any point during the proceedings, the Panel at the request of any party or on its own initiative, may suggest that the parties explore settlement and that they do so at or before the conclusion of the Arbitration Hearing, and the Panel shall give such assistance in settlement negotiations as the parties may request and the Panel may deem appropriate. Alternatively, the Panel may direct the parties to endeavor to mediate their disputes as provided above, or to explore a mini-trial proceeding, or to have an independent party render a neutral evaluation of the parties' respective positions. The Panel shall enter such sanctions as it deems appropriate with respect to any party failing to pursue in good faith such Mediation or other alternate dispute resolution methods.

            I.          Subpoenas On Third Parties

            Pursuant to, and consistent with, the Federal Arbitration Act, 9 U.S.C. ss. 9 et seq., a party may request the issuance of a subpoena on a third party, to compel testimony or documents, and, if good and sufficient cause is shown, the Panel shall issue such a subpoena.

            J.          Arbitration Hearing

            An Arbitration Hearing will be held within thirty (30) days after the Administrative Conference if no discovery is taken, or within thirty (30) days after the close of discovery, unless all parties and the Panel agree to extend the Arbitration Hearing date, or unless the parties agree in writing to waive the Arbitration Hearing. The parties may mutually agree on the location of the Arbitration Hearing. If the parties fail to agree, the Arbitration Hearing shall be held in Chicago, Illinois, or at such other location determined by the Presiding Arbitrator to be most convenient to the participants. The Panel will determine the date(s) and time(s) of the Arbitration Hearing(s) after consultation with all parties and shall provide reasonable notice thereof to all parties or their representatives.

            K.          Arbitration Hearing Memoranda

            Twenty (20) days prior to the Arbitration Hearing, each party shall submit to the other party (or parties) and to the Panel an Arbitration Hearing Memorandum which sets forth the applicable law and any argument as to any relevant issue. The Arbitration Hearing Memorandum will supplement, and not repeat, the allegations, information and documents contained in or with the Complaint, Answer, Counterclaim and Reply, if any. Ten (10) days prior to the Arbitration Hearing, each party may submit to the other party (or parties) and to the Panel a Response Arbitration Hearing Memorandum which sets forth any response to another party's Arbitration Hearing Memorandum.

            L.          Notice For Testimony

            Ten (10) days prior to the Arbitration Hearing, any party may serve a Notice on any other party (or parties) requesting the attendance at the Arbitration Hearing of any officer, employee or director of the other party (or parties) for the purpose of providing noncumulative testimony. If a party fails to produce one of its officers, employees or directors whose noncumulative testimony during the Arbitration Hearing is reasonably requested by an adverse party, the Panel may refuse to allow that party to support or oppose designated claims or defenses, prohibit that party from introducing designated matters into evidence or, in extreme cases, decide an issue submitted for mandatory dispute resolution adversely to that party. This Rule may not be used for the purpose of burdening or harassing any party, and the Presiding Arbitrator may impose such orders as are appropriate so as to prevent or remedy any such burden or harassment.

            M.          Arbitration Hearing Procedures

                        i. Attendance at Arbitration Hearing: Any person having a direct interest in the proceeding is entitled to attend the Arbitration Hearing. The Presiding Arbitrator shall otherwise have the power to require the exclusion of any witness, other than a party or other essential person, during the testimony of any other witness. It shall be discretionary with the Presiding Arbitrator to determine the propriety of the attendance of any other person.

                        ii. Confidentiality: The Panel and all parties shall maintain the privacy of the Arbitration Proceeding. The parties and the Panel shall treat the Arbitration Hearing and any discovery or other proceedings or events related thereto, including any award resulting therefrom, as confidential except as otherwise necessary in connection with a judicial challenge to or enforcement of an award or unless otherwise required by law.

                        iii. Stenographic Record: Any party, or if the parties do not object, the Panel, may request that a stenographic or other record be made of any Arbitration Hearing or portion thereof. The costs of the recording and/or of preparing the transcript shall be borne by the requesting party and by any party who receives a copy thereof. If the Panel requests a recording and/or a transcript, the costs thereof shall be borne equally by the parties.

                        iv. Oaths: The Panel may require witnesses to testify under oath or affirmation administered by any duly qualified person and, if requested by any party, shall do so.

                        v. Order of Arbitration Hearing: An Arbitration Hearing shall be opened by the recording of the date, time, and place of the Arbitration Hearing, and the presence of the Panel, the parties, and their representatives, if any. The Panel may, at the beginning of the Arbitration Hearing, ask for statements clarifying the issues involved.

                              Unless otherwise agreed, the complaining party (or parties) shall then present evidence to support their claim(s). The respondent(s) shall then present evidence supporting their defenses and Counterclaims, if any. The complaining party (or parties) shall then present evidence supporting defenses to the Counterclaims, if any, and rebuttal.

                              Witnesses for each party shall submit to questions by adverse parties and/or the Panel.

                              The Panel has the discretion to vary these procedures, but shall afford a full and equal opportunity to all parties for the presentation of any material and relevant evidence .

                        vi. Evidence: The parties may offer such evidence as is relevant and material to the dispute and shall produce such evidence as the Panel may deem necessary to an understanding and resolution of the dispute. Unless good cause is shown, as determined by the Panel or agreed to by all other parties, no party shall be permitted to offer evidence at the Arbitration Hearing which was not disclosed prior to the Arbitration Hearing by that party. The Panel may receive and consider the evidence of witnesses by affidavit upon such terms as the Panel deems appropriate.

                              The Panel shall be the judge of the relevance and materiality of the evidence offered, and conformity to legal rules of evidence, other than enforcement of the attorney-client privilege and the work product protection, shall not be necessary. The Federal Rules of Evidence shall be considered by the Panel in conducting the Arbitration Hearing but those rules shall not be controlling. All evidence shall be taken in the presence of the Panel and all of the parties, except where any party is in default or has waived the right to be present.

                              Settlement offers by any party in connection with Mediation or MDR proceedings, decisions or recommendations of the selected mediators, and a party's position papers or statements furnished to the selected mediators shall not be admissible evidence or considered by the Panel without the consent of all parties.

                        vii. Closing of Arbitration Hearing: The Presiding Arbitrator shall specifically inquire of all parties whether they have any further proofs to offer or witnesses to be heard. Upon receiving negative replies or if he or she is satisfied that the record is complete, the Presiding Arbitrator shall declare the Arbitration Hearing closed with an appropriate notation made on the record. Subject to being reopened as provided below, the time within which the Panel is required to make the award shall commence to run, in the absence of contrary agreement by the parties, upon the closing of the Arbitration Hearing.

                              With respect to complex disputes, the Panel may, in its sole discretion, defer the closing of the Arbitration Hearing for a period of up to thirty
                              (30) days after the presentation of proofs in order to permit the parties to submit post-hearing briefs and argument, as the Panel deems appropriate, prior to making an award.

                              For good cause, the Arbitration Hearing may be reopened for up to thirty (30) days on the Panel's initiative, or upon application of a party, at any time before the award is made

 .           N.          Awards

            An Award must be in writing and shall be made promptly by the Panel and, unless otherwise agreed by the parties or specified by law, no later than thirty (30) days from the date of closing the Arbitration Hearing. If all parties so request, the Award shall contain findings of fact and conclusions of law. The Award, and all other rulings and determinations by the Panel, may be by a majority vote.

            Parties shall accept as legal delivery of the Award the placing of the Award or a true copy thereof in the mail addressed to a party or its representative at its last known address or personal service of the Award on a party or its representative.

            Awards are binding only on the parties to the Arbitration and are not binding on any non-parties to the Arbitration and may not be used or cited as precedent in any other proceeding.

            After the expiration of twenty (20) days from initial delivery, the Award (with corrections, if any) shall be final and binding on the parties, and the parties shall undertake to carry out the Award without delay.

            Proceedings to confirm, modify or vacate an Award shall be conducted in conformity with and controlled by the Federal Arbitration Act. 9 U.S.C.ss.1, et seq.

            O.          Return Of Documents

            Within sixty (60) days after the Award and the conclusion of any judicial proceedings with respect thereto, each party and the Panel shall return any documents produced by any other party, including all copies thereof. If a party receives a discovery request in any other proceeding which would require it to produce any documents produced to it by any other party in a proceeding hereunder, it shall not produce such documents without first notifying the producing party and giving said party reasonable time to respond, if appropriate, to the discovery request.

4.          Miscellaneous

            A.          Expedited Procedures

            Any party to a Mediation may direct a request for an expedited Mediation Hearing to the Chairman of the Mediation Committee, to the selected Mediators, and to all other parties at any time. The Chairman of the Mediation Committee, or at his or her direction, the then selected Mediators, shall grant any request which is supported by good and sufficient reasons. If such a request is granted, the Mediation shall be completed within as short a period as practicable, as determined by the Chairman of the Mediation Committee or, at his or her direction, the then selected Mediators.

            Any party to an Arbitration may direct a request for expedited proceedings to the Administrator, to the Panel, and to all other parties at any time. The Administrator, or the Presiding Arbitrator if the Panel has been selected, shall grant any such request which is supported by good and sufficient reasons. If such a request is granted, the Arbitration shall be completed within as short a time as practicable, as determined by the Administrator and/or the Presiding Arbitrator.

            B.          Temporary Or Preliminary Injunctive Relief

            Any party may seek temporary or preliminary injunctive relief with the filing of a Complaint or at any time thereafter. If such relief is sought prior to the time that an Arbitration Panel has been selected, then the Administrator shall select a single Arbitrator who is a lawyer who has no interest in the subject matter of the dispute, and no connection to any of the parties, to hear and determine the request for temporary or preliminary injunction. If such relief is sought after the time that an Arbitration Panel has been selected, then the Arbitration Panel will hear and determine the request. The request for temporary or preliminary injunctive relief will be determined with reference to the temporary or preliminary injunction standards set forth in Fed. R. Civ. P. 65.

            C.          Defaults And Proceedings In The Absence Of A Party

            Whenever a party fails to comply with the MDR Rules in a manner deemed material by the Panel, the Panel shall fix a reasonable time for compliance and, if the party does not comply within said period, the Panel may enter an Order of default or afford such other relief as it deems appropriate. Arbitration may proceed in the event of a default or in the absence of any party who, after due notice, fails to be present or fails to obtain an extension. An Award shall not be made solely on the default or absence of a party, but the Panel shall require the party who is present to submit such evidence as the Panel may require for the making of findings, determinations, conclusions, and Awards.

            D.          Notice

            Each party shall be deemed to have consented that any papers, notices, or process necessary or proper for the initiation or continuation of a proceeding under these rules or for any court action in connection therewith may be served on a party by mail addressed to the party or its representative at its last known address or by personal service, in or outside the state where the MDR proceeding is to be held.

            The Corporate Secretary and the parties may also use facsimile transmission, telex, telegram, or other written forms of electronic communication to give the notices required by these rules.

            E.          Expenses

            The expenses of witnesses shall be paid by the party causing or requesting the appearance of such witnesses. All expenses of the MDR proceeding, including compensation, required travel and other reasonable expenses of the Panel, and the cost of any proof produced at the direct request of the Panel, shall be borne equally by the parties and shall be paid periodically on a timely basis, unless they agree otherwise or unless the Panel in the Award assesses such expenses, or any part thereof against any party (or parties). In exceptional cases, the Panel may award reasonable attorneys' fees as an item of expense, and the Panel shall promptly determine the amount of such fees based on affidavits or such other proofs as the Panel deems sufficient.

            F.          Disqualification Or Disability Of A Panel Member

            In the event that any Arbitrator of a Panel with more than one Arbitrator should become disqualified, resign, die, or refuse or be unable to perform or discharge his or her duties after the commencement of MDR but prior to the rendition of an Award, and the parties are unable to agree upon a replacement, the remaining Panel member(s):

                        i. shall designate a replacement, subject to the right of any party to challenge such replacement for cause.

                        ii. shall decide the extent to which previously held hearings shall be repeated.

            If the remaining Panel members consider the proceedings to have progressed to a stage as to make replacement impracticable, the parties may agree, as an alternative to the recommencement of the Mandatory Dispute Resolution process, to resolution of the dispute by the remaining Panel members.

            In the event that a single Arbitrator should become disqualified, resign, die, or refuse or be unable to perform or discharge his or her duties after the commencement of MDR but prior to the rendition of an Award, and the parties are unable to agree upon a replacement, the Administrator shall appoint a successor, subject to the right of any party to challenge such successor for cause, and the successor shall decide the extent to which previously held proceedings shall be repeated.

            G.          Amendments

            These MMDR Rules may be altered or amended from time to time by the affirmative vote of fifty-one (51) percent of the Plans and fifty-one (51) percent of the total then current weighted vote of all the Plans.

            H.          Extensions of Time

            Any time limit set forth in these Rules may be extended upon agreement of the parties and approval of: (i) the Chairman of the Mediation Committee if the proceeding is then in Mediation; (ii) the Administrator if the proceeding is in Arbitration, but no Arbitration Panel has been selected; or
(iii) the Arbitration Panel, if the proceeding is in Arbitration and the Arbitration Panel has been selected.

            I.          Intervention

            The Plans, their Controlled Affiliates, and BCBSA, to the extent subject to MMDR pursuant to their License Agreements, shall have the right to move to intervene in any pending Arbitration. A written motion for intervention shall be made to: (i) the Administrator, if the proceeding is in Arbitration, but no Arbitration Panel has been selected; or (ii) the Arbitration Panel, if the proceeding is in Arbitration and the Arbitration Panel has been selected. The written motion for intervention shall be delivered to the BCBSA Corporate Secretary (which shall also constitute service on the BCBSA if it is a respondent) and to any Plan(s) and/or Controlled Affiliate(s) which are parties to the proceeding. Any party to the proceeding can submit written objections to the motion to intervene. The motion for intervention shall be granted upon good cause shown. Intervention also may be allowed by stipulation of the parties to the Arbitration proceeding. Intervention shall be allowed upon such terms as the Arbitration Panel decides.

            J.          BCBSA Assistance In Resolution of Disputes

            The resources and personnel of the BCBSA may be requested by any member Plan at any time to try to resolve disputes with another Plan.

            K.          Neutral Evaluation

            The parties can voluntarily agree at any time to have an independent party render a neutral evaluation of the parties' respective positions.

                                                          EXHIBIT 5-A




                               MEDIATION COMMITTEE


REPORTS TO: Board of Directors


CHARGE:     1.   Develop and implement processes for resolving misunderstandings or disagreements between Plans or between Plans and the Association under the following circumstances:

     a. Matters at issue regarding relationships between Plans or between Plans and the Association.

     b. Matters at issue regarding relationships between Plans or between Plans and the Association.

     c. Matters at issue under the Inter-Plan Bank, Reciprocity, and Transfer Programs.

     d. Matters at issue regarding contractor selection or performance under the Medicare Part A Program.

              2. Determination of equalization allowances and/or cost allowances under FEP shall not be considered by this Committee.


MEMBERSHIP: Six to Eight


STAFF:           Senior Vice President and General Counsel